UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

This report on Form N-CSR relates solely to the Registrant’s Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity® Overseas Fund Class K Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	(0.85)%	9.14%	2.51%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Overseas Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund - Class K on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$12,818	Fidelity® Overseas Fund - Class K
$11,465	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Vincent Montemaggiore:  For the year, the fund’s share classes returned about -1%, outperforming the -3.03% return of the benchmark MSCI EAFE Index. Stock selection was the primary driver of the fund’s outperformance of the benchmark, with the health care, financials and consumer staples sectors standing out as positives. Geographically, picks in Japan, Germany and France had a positive impact, as did non-benchmark exposure to the U.S. A sizable overweighting in adidas, a Germany-based maker of athletic lifestyle products, was the fund’s top relative contributor, aided by a restructuring effort that began to take hold. Other notable relative contributors were Japan-based real estate stock Daito Trust Construction, where the fund had a sizable overweighting, and an out-of-benchmark position in U.S. financial data and ratings provider S&P Global. Conversely, stock picking in industrials and materials dampened relative results, as did overweighting the health care sector. The U.K. was by far the most negative country influence. Our largest relative detractor was Essentra, a U.K.-based distributor of various packaging and industrial products. The Restaurant Group also weighed on our relative result, and I sold it from the fund by period end. The company owns and operates a U.K.-based chain of restaurants and pubs. Essentra and The Restaurant Group were non-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	20.6%
United Kingdom	19.0%
Germany	9.7%
France	8.6%
United States of America*	6.4%
Switzerland	5.9%
Sweden	4.6%
Netherlands	3.3%
Ireland	2.8%
Other	19.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United Kingdom	22.0%
Japan	17.5%
Germany	8.8%
United States of America*	8.1%
France	8.0%
Switzerland	7.9%
Sweden	4.1%
Netherlands	2.7%
Ireland	2.6%
Other	18.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	97.6
Short-Term Investments and Net Other Assets (Liabilities)	2.0	2.4

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	2.2
Total SA (France, Oil, Gas & Consumable Fuels)	1.5	1.6
SAP AG (Germany, Software)	1.4	1.2
Sanofi SA (France, Pharmaceuticals)	1.4	1.5
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.3	1.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.3
Bayer AG (Germany, Pharmaceuticals)	1.2	1.6
KBC Groep NV (Belgium, Banks)	1.2	0.9
AIA Group Ltd. (Hong Kong, Insurance)	1.1	1.1
Henkel AG & Co. KGaA (Germany, Household Products)	1.1	1.0
	13.7

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	21.2
Health Care	15.6	16.3
Consumer Discretionary	13.2	14.8
Consumer Staples	13.1	12.0
Industrials	12.1	10.4
Information Technology	11.8	11.1
Materials	6.8	6.5
Energy	2.3	2.3
Telecommunication Services	1.8	3.0
Real Estate	1.1	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 2.2%
Amcor Ltd.	4,051,342	$45,303,281
Aub Group Ltd.	2,948,275	22,203,253
Australia & New Zealand Banking Group Ltd.	1,452,585	30,773,732
Life Healthcare Group Ltd.	1,672,012	2,670,989
Pact Group Holdings Ltd.	2,712,506	13,556,560

TOTAL AUSTRALIA		114,507,815

Austria - 0.4%
Andritz AG	378,900	19,819,421
Bailiwick of Jersey - 2.1%
Regus PLC	5,936,170	18,084,756
Sanne Group PLC	2,222,700	14,283,070
Wolseley PLC	605,653	31,513,482
WPP PLC	2,228,133	48,379,566

TOTAL BAILIWICK OF JERSEY		112,260,874

Belgium - 2.4%
Anheuser-Busch InBev SA NV	562,012	64,501,984
KBC Groep NV	1,002,113	61,064,861

TOTAL BELGIUM		125,566,845

Bermuda - 0.9%
IHS Markit Ltd. (a)	1,321,800	48,629,022
Canada - 0.6%
Constellation Software, Inc.	64,400	30,169,045
Cayman Islands - 0.0%
Lifestyle China Group Ltd. (a)	1,622,000	455,926
Denmark - 1.3%
NNIT A/S (b)	679,549	20,208,554
Novo Nordisk A/S Series B	1,352,200	48,172,814

TOTAL DENMARK		68,381,368

France - 8.6%
ALTEN	396,500	28,339,640
Amundi SA	693,600	33,992,676
AXA SA	1,569,900	35,420,587
Capgemini SA	455,000	37,700,468
Christian Dior SA	180,797	34,881,086
Ipsen SA	324,412	22,421,521
Maisons du Monde SA	994,900	28,068,293
Publicis Groupe SA	636,400	43,663,006
Sanofi SA	945,019	73,540,262
Sodexo SA	370,700	43,053,821
Total SA	1,618,300	77,524,507

TOTAL FRANCE		458,605,867

Germany - 8.6%
adidas AG	236,400	38,839,095
Axel Springer Verlag AG	683,000	34,200,451
Bayer AG	622,197	61,777,746
CompuGroup Medical AG	466,300	20,644,154
Continental AG	148,000	28,358,615
Deutsche Post AG	1,823,533	56,510,344
Fresenius Medical Care AG & Co. KGaA	357,300	29,103,564
Fresenius SE & Co. KGaA	777,800	57,411,526
mutares AG	422,100	6,139,524
ProSiebenSat.1 Media AG	731,100	31,509,072
SAP AG	849,155	74,810,071
Wirecard AG	389,600	18,482,338

TOTAL GERMANY		457,786,500

Hong Kong - 1.7%
AIA Group Ltd.	9,619,800	60,716,417
Techtronic Industries Co. Ltd.	7,906,000	29,766,451

TOTAL HONG KONG		90,482,868

Indonesia - 0.6%
PT Bank Rakyat Indonesia Tbk	32,145,000	30,055,871
Ireland - 2.8%
Allergan PLC (a)	86,400	18,052,416
DCC PLC (United Kingdom)	307,600	25,093,885
Kerry Group PLC Class A	436,664	31,704,071
Kingspan Group PLC (Ireland)	733,400	17,953,504
Medtronic PLC	445,800	36,564,516
United Drug PLC (United Kingdom)	2,288,996	18,309,313

TOTAL IRELAND		147,677,705

Isle of Man - 0.2%
Playtech Ltd.	954,274	10,839,331
Israel - 0.6%
Frutarom Industries Ltd.	614,172	32,499,261
Italy - 1.6%
Banca Generali SpA	606,267	13,463,664
Mediaset SpA	4,283,700	12,245,132
OVS	3,316,500	18,159,751
Recordati SpA	763,800	21,615,536
Reply SpA	141,998	17,848,066

TOTAL ITALY		83,332,149

Japan - 20.6%
Ai Holdings Corp.	1,372,200	33,797,965
Arc Land Sakamoto Co. Ltd.	1,049,000	12,523,582
Astellas Pharma, Inc.	3,555,200	52,765,791
Bridgestone Corp.	910,500	33,990,727
Broadleaf Co. Ltd.	514,300	5,791,821
Daiichikosho Co. Ltd.	594,700	25,887,341
Daito Trust Construction Co. Ltd.	291,800	48,902,308
Dentsu, Inc.	725,000	36,225,803
GMO Internet, Inc.	1,509,000	20,216,888
Hoya Corp.	941,800	39,380,118
Iriso Electronics Co. Ltd. (b)	184,000	10,141,318
Japan Tobacco, Inc.	1,212,000	46,159,321
Kaken Pharmaceutical Co. Ltd.	356,400	22,498,026
KDDI Corp.	1,687,600	51,291,523
Keyence Corp.	58,490	42,979,302
KOMEDA Holdings Co. Ltd. (b)	1,033,900	16,750,225
Leopalace21 Corp.	1,802,900	11,759,165
Miraca Holdings, Inc.	492,300	23,847,468
Miroku Jyoho Service Co., Ltd.	427,400	8,367,047
Misumi Group, Inc.	1,346,600	24,615,545
Morinaga & Co. Ltd.	396,000	18,446,267
Nabtesco Corp.	1,081,400	32,379,098
Nakanishi, Inc.	718,200	25,716,039
Nippon Paint Holdings Co. Ltd.	888,400	30,327,758
Nitori Holdings Co. Ltd.	322,200	38,619,758
NOF Corp.	1,463,000	15,945,542
OBIC Co. Ltd.	431,900	22,486,641
Olympus Corp.	1,584,800	56,670,163
ORIX Corp.	3,754,700	59,630,522
Otsuka Corp.	356,700	17,006,770
Recruit Holdings Co. Ltd.	690,700	27,793,973
Shinsei Bank Ltd.	18,066,000	29,285,973
Ship Healthcare Holdings, Inc.	893,400	26,196,291
Software Service, Inc.	108,400	4,393,058
Sundrug Co. Ltd.	208,300	16,426,442
The Suruga Bank Ltd.	829,300	20,283,727
Tsuruha Holdings, Inc.	336,600	38,901,421
VT Holdings Co. Ltd.	3,332,400	17,953,714
Welcia Holdings Co. Ltd.	420,800	28,770,249

TOTAL JAPAN		1,095,124,690

Luxembourg - 0.5%
Eurofins Scientific SA	55,959	25,425,460
Netherlands - 3.3%
Arcadis NV	575,500	7,581,062
IMCD Group BV	1,012,578	43,800,923
ING Groep NV (Certificaten Van Aandelen)	4,332,000	56,866,245
Intertrust NV	959,400	20,242,146
Koninklijke Philips Electronics NV	1,643,200	49,513,171

TOTAL NETHERLANDS		178,003,547

New Zealand - 0.9%
EBOS Group Ltd.	2,276,701	27,758,574
Trade Maine Group Ltd.	5,669,499	19,703,697

TOTAL NEW ZEALAND		47,462,271

Panama - 0.5%
Copa Holdings SA Class A	301,300	27,788,899
Portugal - 0.6%
NOS SGPS SA	5,088,300	33,804,544
Spain - 1.5%
Amadeus IT Holding SA Class A	1,159,600	54,736,889
Grifols SA ADR	1,729,300	24,711,697

TOTAL SPAIN		79,448,586

Sweden - 4.6%
Addlife AB (a)	838,800	12,955,121
Alfa Laval AB	1,157,800	16,638,612
HEXPOL AB (B Shares)	3,192,100	26,241,086
Indutrade AB	86,241	1,603,147
Nordea Bank AB	5,091,800	53,527,279
Svenska Cellulosa AB (SCA) (B Shares)	1,690,300	47,889,790
Svenska Handelsbanken AB (A Shares)	2,850,400	38,859,859
Swedbank AB (A Shares)	2,014,600	47,196,887

TOTAL SWEDEN		244,911,781

Switzerland - 5.9%
Credit Suisse Group AG	2,373,537	33,117,429
Julius Baer Group Ltd.	782,920	31,693,854
Nestle SA (Reg. S)	1,681,231	121,912,638
Sika AG	7,780	37,392,431
Syngenta AG (Switzerland)	88,162	35,279,426
UBS Group AG	3,899,056	55,163,240

TOTAL SWITZERLAND		314,559,018

Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,310,000	25,889,639
United Kingdom - 19.0%
Aon PLC	226,200	25,069,746
Booker Group PLC	9,042,500	19,856,028
British American Tobacco PLC (United Kingdom)	1,191,300	68,276,915
BT Group PLC	9,179,300	42,133,352
Cineworld Group PLC	4,230,000	27,984,496
Close Brothers Group PLC	1,445,021	23,470,725
Coca-Cola European Partners PLC	591,100	22,721,884
Compass Group PLC	1,932,000	34,958,152
Cranswick PLC	364,700	9,454,600
Dechra Pharmaceuticals PLC	474,295	7,808,224
Diageo PLC	1,880,800	50,060,382
Diploma PLC	2,151,303	24,686,202
Equiniti Group PLC	4,383,385	10,703,700
Essentra PLC	3,528,543	22,026,577
Exova Group Ltd. PLC	8,490,635	21,824,328
Hikma Pharmaceuticals PLC	810,839	17,407,870
Hilton Food Group PLC	1,138,579	8,438,373
Howden Joinery Group PLC	4,019,500	18,444,585
IMI PLC	1,369,899	16,666,958
Intertek Group PLC	686,600	28,724,817
James Fisher and Sons PLC	956,986	18,952,457
Jardine Lloyd Thompson Group PLC	1,681,799	21,161,606
John Wood Group PLC	2,228,196	20,973,029
London Stock Exchange Group PLC	747,345	25,704,483
Melrose Industries PLC	12,550,005	25,922,035
Micro Focus International PLC	1,261,900	33,069,150
Next PLC	236,500	13,941,164
Prudential PLC	2,801,633	45,719,463
Reckitt Benckiser Group PLC	548,300	49,051,193
Rio Tinto PLC	1,347,700	46,866,683
Rolls-Royce Holdings PLC	2,117,166	18,793,264
Rotork PLC	5,104,847	12,746,599
Schroders PLC	835,100	28,814,758
Shawbrook Group PLC (a)	3,417,086	9,402,290
Sinclair Pharma PLC (a)	10,370,587	3,681,144
Spectris PLC	724,800	18,177,810
Spirax-Sarco Engineering PLC	399,510	21,574,691
St. James's Place Capital PLC	2,706,605	31,306,759
Standard Life PLC	7,223,449	29,866,592
Victrex PLC	776,800	16,648,564
Volution Group PLC	9,121,867	18,645,826

TOTAL UNITED KINGDOM		1,011,737,474

United States of America - 4.4%
Alphabet, Inc. Class C (a)	56,893	44,634,834
Cognizant Technology Solutions Corp. Class A (a)	586,300	30,106,505
Fidelity National Information Services, Inc.	489,600	36,191,232
McKesson Corp.	142,917	18,174,755
Moody's Corp.	232,400	23,360,848
PPG Industries, Inc.	316,700	29,494,271
S&P Global, Inc.	407,100	49,605,135

TOTAL UNITED STATES OF AMERICA		231,567,580

TOTAL COMMON STOCKS
(Cost $4,785,293,776)		5,146,793,357

Nonconvertible Preferred Stocks - 1.1%
Germany - 1.1%
Henkel AG & Co. KGaA	468,900	60,172,519
United Kingdom - 0.0%
Rolls-Royce Holdings PLC 0.00%	92,959,836	113,783
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $44,940,657)		60,286,302

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 0.41% (c)	83,358,898	83,383,906
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	3,971,760	3,972,555
TOTAL MONEY MARKET FUNDS
(Cost $87,352,253)		87,356,461
TOTAL INVESTMENT PORTFOLIO - 99.6%
(Cost $4,917,586,686)		5,294,436,120
NET OTHER ASSETS (LIABILITIES) - 0.4%		19,327,007
NET ASSETS - 100%		$5,313,763,127

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$416,777
Fidelity Securities Lending Cash Central Fund	3,075,165
Total	$3,491,942

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$703,923,468	$550,237,583	$153,685,885	$--
Consumer Staples	702,744,077	413,442,949	289,301,128	--
Energy	117,449,993	39,925,486	77,524,507	--
Financials	1,067,463,221	825,785,784	241,677,437	--
Health Care	819,882,710	554,522,533	265,360,177	--
Industrials	657,461,932	589,155,497	68,306,435	--
Information Technology	632,486,470	531,786,760	100,699,710	--
Materials	351,581,440	269,435,331	82,146,109	--
Real Estate	60,661,473	60,661,473	--	--
Telecommunication Services	93,424,875	--	93,424,875	--
Money Market Funds	87,356,461	87,356,461	--	--
Total Investments in Securities:	$5,294,436,120	$3,922,309,857	$1,372,126,263	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$116,671,789
Level 2 to Level 1	$912,193,716

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $3,778,965) — See accompanying schedule: Unaffiliated issuers (cost $4,830,234,433)	$5,207,079,659
Fidelity Central Funds (cost $87,352,253)	87,356,461
Total Investments (cost $4,917,586,686)		$5,294,436,120
Receivable for investments sold		27,744,892
Receivable for fund shares sold		3,393,541
Dividends receivable		15,355,027
Distributions receivable from Fidelity Central Funds		25,050
Prepaid expenses		13,572
Other receivables		347,785
Total assets		5,341,315,987
Liabilities
Payable for investments purchased	$14,103,288
Payable for fund shares redeemed	4,497,777
Accrued management fee	3,678,542
Other affiliated payables	832,188
Other payables and accrued expenses	471,271
Collateral on securities loaned, at value	3,969,794
Total liabilities		27,552,860
Net Assets		$5,313,763,127
Net Assets consist of:
Paid in capital		$5,855,700,421
Undistributed net investment income		92,882,178
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,011,081,808)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		376,262,336
Net Assets		$5,313,763,127
Overseas:
Net Asset Value, offering price and redemption price per share ($4,569,084,430 ÷ 112,175,103 shares)		$40.73
Class K:
Net Asset Value, offering price and redemption price per share ($744,678,697 ÷ 18,309,294 shares)		$40.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$131,447,688
Special dividends		22,808,863
Income from Fidelity Central Funds		3,491,942
Income before foreign taxes withheld		157,748,493
Less foreign taxes withheld		(10,765,028)
Total income		146,983,465
Expenses
Management fee
Basic fee	$34,005,252
Performance adjustment	7,127,061
Transfer agent fees	7,904,731
Accounting and security lending fees	1,585,311
Custodian fees and expenses	484,613
Independent trustees' fees and expenses	21,550
Appreciation in deferred trustee compensation account	190
Registration fees	166,189
Audit	89,852
Legal	25,209
Interest	105
Miscellaneous	36,901
Total expenses before reductions	51,446,964
Expense reductions	(333,627)	51,113,337
Net investment income (loss)		95,870,128
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(63,300,186)
Fidelity Central Funds	35,670
Foreign currency transactions	2,372,022
Total net realized gain (loss)		(60,892,494)
Change in net unrealized appreciation (depreciation) on: Investment securities	(59,629,421)
Assets and liabilities in foreign currencies	(1,230,578)
Total change in net unrealized appreciation (depreciation)		(60,859,999)
Net gain (loss)		(121,752,493)
Net increase (decrease) in net assets resulting from operations		$(25,882,365)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$95,870,128	$50,015,823
Net realized gain (loss)	(60,892,494)	123,820,228
Change in net unrealized appreciation (depreciation)	(60,859,999)	99,378,276
Net increase (decrease) in net assets resulting from operations	(25,882,365)	273,214,327
Distributions to shareholders from net investment income	(49,659,846)	(58,590,311)
Distributions to shareholders from net realized gain	(685,981)	–
Total distributions	(50,345,827)	(58,590,311)
Share transactions - net increase (decrease)	854,054,931	955,711,893
Redemption fees	61,587	55,180
Total increase (decrease) in net assets	777,888,326	1,170,391,089
Net Assets
Beginning of period	4,535,874,801	3,365,483,712
End of period	$5,313,763,127	$4,535,874,801
Other Information
Undistributed net investment income end of period	$92,882,178	$46,657,718

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Overseas Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$41.56	$39.02	$39.22	$31.35	$29.28
Income from Investment Operations
Net investment income (loss)A	.75B	.52	.77C	.54	.73
Net realized and unrealized gain (loss)	(1.15)	2.69	(.28)	8.10	2.19
Total from investment operations	(.40)	3.21	.49	8.64	2.92
Distributions from net investment income	(.43)	(.67)	(.51)	(.77)	(.83)
Distributions from net realized gain	(.01)	–	(.18)	–	(.02)
Total distributions	(.43)D	(.67)	(.69)	(.77)	(.85)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$40.73	$41.56	$39.02	$39.22	$31.35
Total ReturnF	(.97)%	8.34%	1.27%	28.17%	10.37%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.03%	1.04%	1.04%	1.09%	.69%
Expenses net of fee waivers, if any	1.03%	1.04%	1.04%	1.09%	.69%
Expenses net of all reductions	1.03%	1.03%	1.04%	1.06%	.67%
Net investment income (loss)	1.88%B	1.28%	1.93%C	1.54%	2.52%
Supplemental Data
Net assets, end of period (000 omitted)	$4,569,084	$3,844,290	$2,738,667	$1,874,922	$1,639,725
Portfolio turnover rateI	33%	28%	41%	42%	90%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.42%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.34%.

 D Total distributions of $.43 per share is comprised of distributions from net investment income of $.428 and distributions from net realized gain of $.006 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Overseas Fund Class K

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$41.49	$38.96	$39.17	$31.32	$29.29
Income from Investment Operations
Net investment income (loss)A	.80B	.57	.82C	.60	.79
Net realized and unrealized gain (loss)	(1.14)	2.68	(.28)	8.08	2.18
Total from investment operations	(.34)	3.25	.54	8.68	2.97
Distributions from net investment income	(.47)	(.72)	(.58)	(.83)	(.92)
Distributions from net realized gain	(.01)	–	(.18)	–	(.02)
Total distributions	(.48)	(.72)	(.75)D	(.83)	(.94)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$40.67	$41.49	$38.96	$39.17	$31.32
Total ReturnF	(.85)%	8.47%	1.41%	28.37%	10.59%
Ratios to Average Net AssetsG,H
Expenses before reductions	.91%	.91%	.90%	.93%	.51%
Expenses net of fee waivers, if any	.91%	.91%	.90%	.92%	.51%
Expenses net of all reductions	.90%	.90%	.90%	.90%	.48%
Net investment income (loss)	2.00%B	1.40%	2.06%C	1.71%	2.70%
Supplemental Data
Net assets, end of period (000 omitted)	$744,679	$691,585	$626,817	$562,490	$265,484
Portfolio turnover rateI	33%	28%	41%	42%	90%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.55%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 D Total distributions of $.75 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.177 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$712,506,002
Gross unrealized depreciation	(349,350,303)
Net unrealized appreciation (depreciation) on securities	$363,155,699
Tax Cost	$4,931,280,421

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$99,693,175
Capital loss carryforward	$(1,003,928,301)
Net unrealized appreciation (depreciation) on securities and other investments	$362,578,390

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(939,719,765)
No expiration
Short-term	(64,208,536)
Total capital loss carryforward	$(1,003,928,301)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$50,345,827	$ 58,590,311

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,513,349,186 and $1,633,643,343, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Overseas	$7,567,513.17
Class K	337,218.05
	$7,904,731

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,902 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,275,000.60%		$105

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,912 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,075,165. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $298,857 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $526.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $34,244.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Overseas	$41,702,378	$46,955,922
Class K	7,957,468	11,634,389
Total	$49,659,846	$58,590,311
From net realized gain
Overseas	$584,612	$–
Class K	101,369	–
Total	$685,981	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Overseas
Shares sold	37,524,563	34,064,489	$1,504,705,495	$1,419,067,045
Reinvestment of distributions	981,115	1,181,070	40,667,201	46,087,315
Shares redeemed	(18,839,855)	(12,920,043)	(756,461,832)	(529,687,795)
Net increase (decrease)	19,665,823	22,325,516	$788,910,864	$935,466,565
Class K
Shares sold	5,594,348	4,973,273	$223,588,949	$202,328,225
Reinvestment of distributions	194,940	298,984	8,058,837	11,634,389
Shares redeemed	(4,150,582)	(4,690,550)	(166,503,719)	(193,717,286)
Net increase (decrease)	1,638,706	581,707	$65,144,067	$20,245,328

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 10% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 34% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Overseas Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Overseas	1.03%
Actual		$1,000.00	$1,003.40	$5.19
Hypothetical-C		$1,000.00	$1,019.96	$5.23
Class K	.91%
Actual		$1,000.00	$1,003.90	$4.58
Hypothetical-C		$1,000.00	$1,020.56	$4.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Overseas Fund
Overseas	12/19/16	12/16/16	$0.723	$0.052
Class K	12/19/16	12/16/16	$0.771	$0.052

Overseas designates 3% and Class K designates 2% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Overseas and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Overseas Fund
Overseas	12/07/15	$0.4727	$0.0387
Class K	12/07/15	$0.5157	$0.0387

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Overseas Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Overseas Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratio of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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OVE-K-ANN-1216
1.863319.108

Fidelity Advisor® Worldwide Fund - Class A, Class T, Class C and Class I Annual Report October 31, 2016 Class A, Class T, Class C and Class I are classes of Fidelity® Worldwide Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(6.78)%	7.69%	4.53%
Class T (incl. 3.50% sales charge)	(4.84)%	7.90%	4.55%
Class C (incl. contingent deferred sales charge)	(2.82)%	8.15%	4.54%
Class I	(0.86)%	9.26%	5.36%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 19, 2009. Returns prior to February 19, 2009, are those of Fidelity® Worldwide Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 19, 2009, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 19, 2009. Returns prior to February 19, 2009, are those of Fidelity® Worldwide Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 19, 2009, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 19, 2009. Returns prior to February 19, 2009, are those of Fidelity® Worldwide Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 19, 2009, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Worldwide Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$15,567	Fidelity Advisor® Worldwide Fund - Class A
$15,261	MSCI World Index

Management's Discussion of Fund Performance

Market Recap:  Global equities eked a 2.48% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) Index. After early-2016 volatility largely driven by concern about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps outpaced large-cap stocks; value bested growth. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodities prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific group (+9%). The U.S. (+4%) also rose, but Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+13%) and energy (+6%) overcame early-2016 lows. Technology (+11%) also performed well. Financials (-1%) trailed ex the recently created real estate sector (+4%). Telecom services (+1%) lost momentum amid a mode switch from “risk off” to “risk on,” though utilities (+7%), mostly in the U.S., outperformed. Meanwhile, health care (-7%) suffered amid U.S. political uncertainty.

Comments from William Kennedy, Lead Portfolio Manager and manager of the non-U.S. equity subportfolio, and Stephen DuFour, Co-Manager and manager of the U.S. equity subportfolio:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) lagged the 1.66% return of the benchmark MSCI World Index. Geographically, stock picks in the U.S. and U.K. accounted for most of the underperformance. In sector terms, security selection in industrials, information technology and consumer discretionary detracted. Individual disappointments included low-cost airline operator Alaska Air Group, which was pressured by industry price wars and by news last April that the company planned to buy Virgin America – which was not in the portfolio – at what many regarded as an inflated price. Our investment in Zebra Technologies, which makes barcode printers, hurt when the acquisition of a handheld-scanner business proved more difficult and expensive than expected. Both Zebra and Alaska Air were non-benchmark positions. By contrast, security selection in continental Europe, Japan and the non-benchmark emerging-markets group gave a modest boost to relative performance, as did positioning in health care and stock picks in consumer staples. Top individual contributors included Medivation, a biotech with a treatment for hard-to-cure prostate cancer. The stock soared following a buyout offer this past August. Medivation, Zebra and Alaska Air were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
United States of America*	52.4%
Japan	7.1%
United Kingdom	5.5%
Germany	4.8%
Ireland	3.7%
France	3.6%
Canada	2.0%
Netherlands	2.0%
Switzerland	1.7%
Other	17.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United States of America*	54.9%
Japan	7.3%
United Kingdom	6.6%
France	3.9%
Canada	3.7%
Germany	3.7%
Ireland	2.2%
Switzerland	1.8%
Sweden	1.6%
Other	14.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	99.4
Short-Term Investments and Net Other Assets (Liabilities)	2.1	0.6

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class A (United States of America, Internet Software & Services)	3.4	2.8
S&P Global, Inc. (United States of America, Capital Markets)	3.3	1.9
Adobe Systems, Inc. (United States of America, Software)	3.3	2.8
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	2.3	0.0
Amazon.com, Inc. (United States of America, Internet & Direct Marketing Retail)	2.0	1.3
MSCI, Inc. (United States of America, Capital Markets)	2.0	1.7
American Tower Corp. (United States of America, Equity Real Estate Investment Trusts (REITs))	1.9	1.6
adidas AG (Germany, Textiles, Apparel & Luxury Goods)	1.8	0.3
Microsoft Corp. (United States of America, Software)	1.6	0.0
Visa, Inc. Class A (United States of America, IT Services)	1.6	1.7
	23.2

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.5	18.1
Financials	16.9	16.0
Consumer Discretionary	12.9	14.3
Industrials	11.8	12.4
Consumer Staples	8.4	12.9
Health Care	8.3	13.5
Energy	6.7	5.7
Materials	2.8	2.7
Real Estate	2.7	0.0
Telecommunication Services	1.4	3.5

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Australia - 1.0%
Altium Ltd.	99,765	$594,987
Australia & New Zealand Banking Group Ltd.	168,369	3,566,981
Bapcor Ltd.	520,953	2,032,962
Magellan Financial Group Ltd.	81,493	1,319,804
Ramsay Health Care Ltd.	70,457	3,931,850
Spark Infrastructure Group unit	1,646,073	2,779,812

TOTAL AUSTRALIA		14,226,396

Austria - 0.3%
Erste Group Bank AG	85,200	2,675,845
Wienerberger AG	142,700	2,281,592

TOTAL AUSTRIA		4,957,437

Bailiwick of Jersey - 0.7%
Glencore Xstrata PLC (a)	561,454	1,718,049
Integrated Diagnostics Holdings PLC	138,299	380,322
Randgold Resources Ltd. sponsored ADR	13,010	1,154,377
Regus PLC	616,221	1,877,339
Shire PLC	48,300	2,727,148
Wizz Air Holdings PLC (a)	34,000	628,818
Wolseley PLC	34,027	1,770,501

TOTAL BAILIWICK OF JERSEY		10,256,554

Belgium - 0.7%
Anheuser-Busch InBev SA NV	39,411	4,523,191
KBC Groep NV	92,282	5,623,305

TOTAL BELGIUM		10,146,496

Bermuda - 1.3%
Credicorp Ltd. (United States)	7,000	1,040,760
IHS Markit Ltd. (a)	477,700	17,574,583

TOTAL BERMUDA		18,615,343

Canada - 2.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	51,100	2,567,001
Cenovus Energy, Inc.	179,000	2,582,308
Constellation Software, Inc.	5,800	2,717,088
Franco-Nevada Corp.	15,400	1,008,084
PrairieSky Royalty Ltd.	911,399	19,820,703
Shopify, Inc. Class A (a)	3,800	157,510
Suncor Energy, Inc.	39,400	1,182,323

TOTAL CANADA		30,035,017

Cayman Islands - 1.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	111,000	11,287,590
Ctrip.com International Ltd. ADR (a)	47,600	2,101,540
Goodbaby International Holdings Ltd.	5,171,000	2,500,306
New Oriental Education & Technology Group, Inc. sponsored ADR	90,300	4,526,739
Tencent Holdings Ltd.	44,000	1,166,103

TOTAL CAYMAN ISLANDS		21,582,278

Chile - 0.2%
Vina San Pedro SA	318,830,306	3,689,962
China - 0.1%
Kweichow Moutai Co. Ltd. (A Shares)	41,800	1,961,438
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	31,822	6,232
Denmark - 0.7%
DONG Energy A/S	63,600	2,522,111
Nets A/S (b)	103,400	1,974,669
NNIT A/S	110,402	3,283,155
Novo Nordisk A/S Series B	73,680	2,624,888

TOTAL DENMARK		10,404,823

Finland - 0.2%
Sampo Oyj (A Shares)	53,500	2,451,051
France - 3.6%
ALTEN	40,600	2,901,865
Altran Technologies SA	155,600	2,220,529
Amundi SA	38,700	1,896,650
Atos Origin SA	16,341	1,697,325
AXA SA	176,300	3,977,737
BNP Paribas SA	33,600	1,948,972
Capgemini SA	37,300	3,090,610
Cegedim SA (a)	35,010	891,628
Dassault Aviation SA	1,400	1,526,092
Havas SA	315,012	2,562,757
Maisons du Monde SA	84,200	2,375,465
Rubis	20,500	1,869,622
Societe Generale Series A	91,300	3,561,386
Sodexo SA	24,700	2,868,706
SR Teleperformance SA	18,900	1,997,359
Total SA	226,477	10,849,359
VINCI SA	101,900	7,380,571

TOTAL FRANCE		53,616,633

Germany - 4.8%
adidas AG	159,300	26,172,030
Axel Springer Verlag AG	43,237	2,165,044
Beiersdorf AG	15,300	1,347,005
Deutsche Borse AG(a)	9,362	728,443
Deutsche Post AG	105,757	3,277,355
Deutsche Telekom AG	112,300	1,832,200
Fresenius SE & Co. KGaA	29,600	2,184,856
GEA Group AG	48,856	1,889,176
Henkel AG & Co. KGaA	23,400	2,576,441
KION Group AG	53,089	3,206,480
LEG Immobilien AG	20,698	1,745,899
Nexus AG	47,000	966,360
ProSiebenSat.1 Media AG	67,600	2,913,436
Rational AG	6,400	3,319,596
SAP AG	105,082	9,257,664
Scout24 Holding GmbH (a)	35,700	1,230,948
Siemens AG	39,154	4,448,576
Symrise AG	39,500	2,710,504

TOTAL GERMANY		71,972,013

Greece - 0.1%
Ff Group (a)	59,300	1,420,407
Hong Kong - 1.2%
AIA Group Ltd.	1,202,800	7,591,603
China Resources Beer Holdings Co. Ltd.	1,400,666	2,979,929
Techtronic Industries Co. Ltd.	1,984,500	7,471,733

TOTAL HONG KONG		18,043,265

India - 1.5%
Bharti Infratel Ltd.	613,990	3,181,534
Dr Lal Pathlabs Ltd.	46,973	829,566
HDFC Bank Ltd.	242,145	5,410,979
HDFC Bank Ltd. sponsored ADR	95,093	6,730,683
Housing Development Finance Corp. Ltd.	304,672	6,356,482
Lupin Ltd.	1,335	29,787

TOTAL INDIA		22,539,031

Indonesia - 0.2%
PT Bank Central Asia Tbk	1,068,000	1,270,746
PT Bank Rakyat Indonesia Tbk	2,121,200	1,983,342
PT Kino Indonesia Tbk	234,500	60,746

TOTAL INDONESIA		3,314,834

Ireland - 3.7%
Accenture PLC Class A	184,000	21,388,160
Alkermes PLC (a)	164,595	8,297,234
Cairn Homes PLC (a)	1,347,939	1,742,347
CRH PLC	155,100	5,035,176
Dalata Hotel Group PLC (a)	328,100	1,469,501
Green REIT PLC	621,300	927,564
Greencore Group PLC	357,541	1,444,180
James Hardie Industries PLC CDI	119,520	1,784,737
Kerry Group PLC Class A	46,800	3,397,923
Medtronic PLC	99,000	8,119,980
Ryanair Holdings PLC sponsored ADR	16,770	1,259,259

TOTAL IRELAND		54,866,061

Isle of Man - 0.4%
Paysafe Group PLC (a)	1,019,588	5,403,735
Israel - 0.6%
Bezeq The Israel Telecommunication Corp. Ltd.	1,915,300	3,479,822
Frutarom Industries Ltd.	60,000	3,174,934
Teva Pharmaceutical Industries Ltd. sponsored ADR	56,600	2,419,084

TOTAL ISRAEL		9,073,840

Italy - 0.2%
De Longhi SpA	94,700	2,216,362
Intesa Sanpaolo SpA	277,400	643,200
Mediaset SpA	189,800	542,551

TOTAL ITALY		3,402,113

Japan - 7.1%
A/S One Corp.	64,300	2,890,955
ACOM Co. Ltd. (a)	186,100	858,896
Ain Holdings, Inc.	37,900	2,562,325
Aozora Bank Ltd.	577,000	1,909,211
Broadleaf Co. Ltd.	104,700	1,179,086
Casio Computer Co. Ltd.	134,100	1,874,612
Daiichikosho Co. Ltd.	46,200	2,011,090
Daito Trust Construction Co. Ltd.	30,300	5,077,930
Dentsu, Inc.	72,300	3,612,587
Don Quijote Holdings Co. Ltd.	53,200	2,026,643
Hoya Corp.	62,600	2,617,536
Japan Tobacco, Inc.	106,400	4,052,270
KDDI Corp.	239,000	7,263,969
Keyence Corp.	3,860	2,836,384
LINE Corp. ADR	1,502	60,771
Misumi Group, Inc.	183,200	3,348,855
Mitsubishi UFJ Financial Group, Inc.	773,900	3,993,178
Monex Group, Inc.	840,700	1,931,999
Morinaga & Co. Ltd.	22,000	1,024,793
Nidec Corp.	19,300	1,871,660
Nintendo Co. Ltd.	11,200	2,699,874
Nippon Telegraph & Telephone Corp.	57,600	2,553,802
Nitori Holdings Co. Ltd.	14,500	1,738,009
Olympus Corp.	137,000	4,898,922
ORIX Corp.	334,500	5,312,384
Rakuten, Inc.	141,700	1,638,326
Recruit Holdings Co. Ltd.	75,700	3,046,191
Relo Holdings Corp.	11,400	1,886,049
Seven & i Holdings Co. Ltd.	61,500	2,570,368
Shionogi & Co. Ltd.	55,300	2,730,461
SMS Co., Ltd.	50,300	1,314,697
Sony Corp.	203,000	6,398,204
Start Today Co. Ltd.	135,900	2,389,621
Sundrug Co. Ltd.	36,100	2,846,829
Tsuruha Holdings, Inc.	40,500	4,680,652
VT Holdings Co. Ltd.	280,200	1,509,612
Welcia Holdings Co. Ltd.	68,500	4,683,370

TOTAL JAPAN		105,902,121

Kenya - 0.1%
Safaricom Ltd.	6,251,600	1,220,799
Korea (South) - 0.0%
Samsung Biologics Co. Ltd. (a)	1,188	141,261
Luxembourg - 0.4%
Eurofins Scientific SA	12,100	5,497,741
Grand City Properties SA	66,457	1,167,616

TOTAL LUXEMBOURG		6,665,357

Malta - 0.0%
Unibet Group PLC unit	32,200	284,134
Marshall Islands - 0.1%
Hoegh LNG Partners LP	49,800	886,440
Netherlands - 2.0%
Basic-Fit NV	37,100	673,820
IMCD Group BV	106,500	4,606,853
ING Groep NV (Certificaten Van Aandelen)	371,400	4,875,375
Intertrust NV	98,600	2,080,337
Koninklijke Philips Electronics NV	115,700	3,486,291
NXP Semiconductors NV (a)	10,000	1,000,000
RELX NV	172,195	2,903,644
Takeaway.com Holding BV (b)	39,800	936,068
Unilever NV (Certificaten Van Aandelen) (Bearer) (c)	198,500	8,319,551
Van Lanschot NV unit	17,200	352,892

TOTAL NETHERLANDS		29,234,831

New Zealand - 0.4%
EBOS Group Ltd.	210,137	2,562,086
Ryman Healthcare Group Ltd.	436,814	2,773,807

TOTAL NEW ZEALAND		5,335,893

Norway - 0.6%
Statoil ASA	528,200	8,623,398
Philippines - 0.3%
D&L Industries, Inc.	8,349,900	1,893,100
SM Investments Corp.	137,205	1,903,835

TOTAL PHILIPPINES		3,796,935

Singapore - 0.5%
Broadcom Ltd.	41,000	6,981,480
South Africa - 0.9%
Aspen Pharmacare Holdings Ltd.	51,600	1,124,054
Distell Group Ltd.	126,410	1,550,154
EOH Holdings Ltd.	184,122	2,183,451
Naspers Ltd. Class N	51,300	8,597,969

TOTAL SOUTH AFRICA		13,455,628

Spain - 1.2%
Amadeus IT Holding SA Class A	98,200	4,635,359
Atresmedia Corporacion de Medios de Comunicacion SA	108,300	1,115,154
CaixaBank SA	1,222,900	3,689,965
Grifols SA ADR	72,900	1,041,741
Hispania Activos Inmobiliarios SA	99,880	1,230,198
Inditex SA	116,483	4,071,995
Mediaset Espana Comunicacion SA	183,300	2,047,389

TOTAL SPAIN		17,831,801

Sweden - 1.3%
ASSA ABLOY AB (B Shares)	191,000	3,471,130
HEXPOL AB (B Shares)	118,900	977,433
Indutrade AB	72,500	1,347,713
Nordea Bank AB	314,800	3,309,318
Saab AB (B Shares)	65,000	2,302,885
Sandvik AB	142,700	1,622,569
Svenska Cellulosa AB (SCA) (B Shares)	168,400	4,771,130
Svenska Handelsbanken AB (A Shares)	154,000	2,099,501

TOTAL SWEDEN		19,901,679

Switzerland - 1.7%
ABB Ltd. (Reg.)	148,240	3,058,255
Julius Baer Group Ltd.	59,790	2,420,395
Kaba Holding AG (B Shares) (Reg.)	2,620	1,820,272
Panalpina Welttransport Holding AG	11,370	1,476,474
Partners Group Holding AG	15,318	7,755,362
Schindler Holding AG (participation certificate)	10,829	2,012,484
Syngenta AG (Switzerland)	7,933	3,174,516
UBS Group AG	235,350	3,329,695

TOTAL SWITZERLAND		25,047,453

Taiwan - 0.0%
JHL Biotech, Inc. (a)	73,589	159,299
United Kingdom - 5.5%
BAE Systems PLC	275,100	1,822,745
BCA Marketplace PLC	511,600	1,128,723
BHP Billiton PLC	233,310	3,508,298
Booker Group PLC	910,700	1,999,766
British American Tobacco PLC:
(United Kingdom)	53,700	3,077,705
sponsored ADR	13,500	1,551,015
Bunzl PLC	117,200	3,154,527
Cineworld Group PLC	138,500	916,277
CMC Markets PLC	899,700	2,090,140
Compass Group PLC	131,200	2,373,970
Countryside Properties PLC (a)	256,100	730,377
Dialog Semiconductor PLC (a)	37,200	1,459,898
Diploma PLC	147,500	1,692,563
Domino's Pizza UK & IRL PLC	276,498	1,151,013
GlaxoSmithKline PLC	324,200	6,404,350
Hilton Food Group PLC	350,100	2,594,703
Howden Joinery Group PLC	438,900	2,014,014
Imperial Tobacco Group PLC	97,415	4,716,378
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (HSBC Warrant Program) warrants 9/19/19 (a)(b)	157,700	1,621,034
London Stock Exchange Group PLC	85,681	2,946,947
Melrose Industries PLC	2,173,501	4,489,366
Micro Focus International PLC	252,200	6,609,113
Moneysupermarket.com Group PLC	393,500	1,261,426
NCC Group Ltd.	584,200	1,355,040
Reckitt Benckiser Group PLC	48,500	4,338,834
Rex Bionics PLC (a)	100,000	27,540
Rio Tinto PLC	98,100	3,411,458
Softcat PLC	330,900	1,312,270
Spirax-Sarco Engineering PLC	33,846	1,827,781
St. James's Place Capital PLC	123,700	1,430,813
Standard Chartered PLC (United Kingdom)	655,440	5,711,279
Zoopla Property Group PLC	575,600	2,144,603

TOTAL UNITED KINGDOM		80,873,966

United States of America - 50.3%
Activision Blizzard, Inc.	281,000	12,130,770
Acuity Brands, Inc.	10,000	2,235,700
Adobe Systems, Inc. (a)	453,224	48,726,112
Allison Transmission Holdings, Inc.	172,100	5,040,809
Alphabet, Inc. Class A	63,000	51,023,700
Amazon.com, Inc. (a)	37,500	29,618,250
American Tower Corp.	244,000	28,594,360
Amgen, Inc.	46,300	6,535,708
Amphenol Corp. Class A	92,000	6,065,560
Apple, Inc.	305,000	34,629,700
Arch Coal, Inc. (a)(c)	66,000	4,843,080
AutoZone, Inc. (a)	22,700	16,847,032
Ball Corp.	126,700	9,764,769
Boston Scientific Corp. (a)	846,000	18,612,000
Caterpillar, Inc.	78,000	6,509,880
CBOE Holdings, Inc.	41,000	2,591,610
Charter Communications, Inc. Class A (a)	28,000	6,996,920
CME Group, Inc.	150,000	15,015,000
Constellation Brands, Inc. Class A (sub. vtg.)	97,900	16,361,048
Coty, Inc. Class A	63,556	1,461,152
Dollar Tree, Inc. (a)	21,000	1,586,550
Ecolab, Inc.	18,000	2,055,060
Electronic Arts, Inc. (a)	145,000	11,385,400
EOG Resources, Inc.	239,000	21,610,380
Equifax, Inc.	26,000	3,223,220
Estee Lauder Companies, Inc. Class A	53,000	4,617,890
Facebook, Inc. Class A (a)	177,500	23,250,725
Fidelity National Information Services, Inc.	30,000	2,217,600
FleetCor Technologies, Inc. (a)	6,000	1,051,800
Global Payments, Inc.	140,500	10,189,060
HealthSouth Corp. warrants 1/17/17 (a)	341	512
Illumina, Inc. (a)	10,000	1,361,400
Intercept Pharmaceuticals, Inc. (a)	45,900	5,679,666
Kansas City Southern	153,000	13,427,280
Legg Mason, Inc.	189,000	5,428,080
Liberty Interactive Corp. QVC Group Series A (a)	29,000	536,210
lululemon athletica, Inc. (a)	27,000	1,545,750
MasterCard, Inc. Class A	37,000	3,959,740
Microsoft Corp.	402,000	24,087,840
Molson Coors Brewing Co. Class B	171,300	17,782,653
Monsanto Co.	19,700	1,985,169
Moody's Corp.	30,700	3,085,964
MSCI, Inc.	367,300	29,453,787
Newell Brands, Inc.	230,000	11,044,600
Norfolk Southern Corp.	97,000	9,021,000
Northrop Grumman Corp.	72,000	16,488,000
NVIDIA Corp.	122,700	8,731,332
O'Reilly Automotive, Inc. (a)	22,000	5,817,680
Parsley Energy, Inc. Class A (a)	67,800	2,230,620
PayPal Holdings, Inc. (a)	194,000	8,082,040
Pioneer Natural Resources Co.	44,000	7,876,880
Post Holdings, Inc. (a)	11,800	899,514
Prestige Brands Holdings, Inc. (a)	237,900	10,772,112
Range Resources Corp.	241,000	8,143,390
Raytheon Co.	21,000	2,868,810
S&P Global, Inc.	402,949	49,099,336
Salesforce.com, Inc. (a)	34,300	2,577,988
SLM Corp. (a)	425,000	2,996,250
SM Energy Co.	96,066	3,230,700
Spectrum Brands Holdings, Inc.	17,000	2,299,080
SunTrust Banks, Inc.	99,000	4,477,770
SVB Financial Group (a)	19,000	2,323,130
T-Mobile U.S., Inc. (a)	30,000	1,491,900
The NASDAQ OMX Group, Inc.	81,000	5,181,570
Titan International, Inc.	164,900	1,680,331
U.S. Silica Holdings, Inc.	39,000	1,801,410
Union Pacific Corp.	47,000	4,144,460
UnitedHealth Group, Inc.	46,000	6,501,180
Visa, Inc. Class A	289,900	23,919,649
Wells Fargo & Co.	346,000	15,919,460
Wynn Resorts Ltd. (c)	27,000	2,552,850
Xylem, Inc.	207,000	10,004,310
Zimmer Biomet Holdings, Inc.	12,000	1,264,800

TOTAL UNITED STATES OF AMERICA		746,567,048

TOTAL COMMON STOCKS
(Cost $1,238,528,199)		1,444,894,482

Preferred Stocks - 0.5%
Convertible Preferred Stocks - 0.1%
Cayman Islands - 0.1%
China Internet Plus Holdings Ltd. Series A-11 (d)	369,166	1,425,239
Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.4%
Petroleo Brasileiro SA - Petrobras sponsored ADR (a)	523,000	6,103,410
TOTAL PREFERRED STOCKS
(Cost $6,145,443)		7,528,649

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 0.41% (e)	22,025,540	22,032,147
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	15,013,197	15,016,200
TOTAL MONEY MARKET FUNDS
(Cost $37,047,725)		37,048,347
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $1,281,721,367)		1,489,471,478
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(6,546,036)
NET ASSETS - 100%		$1,482,925,442

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,531,771 or 0.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,425,239 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$1,166,878

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$75,549
Fidelity Securities Lending Cash Central Fund	209,358
Total	$284,907

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$190,278,560	$150,995,681	$37,857,640	$1,425,239
Consumer Staples	123,308,996	115,892,457	7,416,539	--
Energy	99,784,401	80,311,644	19,472,757	--
Financials	252,068,647	217,324,846	34,743,801	--
Health Care	120,282,989	108,385,342	11,897,647	--
Industrials	178,079,612	158,888,971	19,190,641	--
Information Technology	374,151,251	361,027,610	13,123,641	--
Materials	45,637,256	30,507,808	15,129,448	--
Real Estate	40,635,848	40,635,848	--	--
Telecommunication Services	21,024,026	9,374,055	11,649,971	--
Utilities	7,171,545	7,171,545	--	--
Money Market Funds	37,048,347	37,048,347	--	--
Total Investments in Securities:	$1,489,471,478	$1,317,564,154	$170,482,085	$1,425,239

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$18,937,894
Level 2 to Level 1	$118,286,375

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $14,466,418) — See accompanying schedule: Unaffiliated issuers (cost $1,244,673,642)	$1,452,423,131
Fidelity Central Funds (cost $37,047,725)	37,048,347
Total Investments (cost $1,281,721,367)		$1,489,471,478
Receivable for investments sold		15,898,615
Receivable for fund shares sold		418,304
Dividends receivable		2,086,772
Distributions receivable from Fidelity Central Funds		8,956
Prepaid expenses		4,019
Other receivables		21,968
Total assets		1,507,910,112
Liabilities
Payable to custodian bank	$2,937,536
Payable for investments purchased	4,810,911
Payable for fund shares redeemed	1,088,893
Accrued management fee	739,537
Distribution and service plan fees payable	19,215
Other affiliated payables	279,753
Other payables and accrued expenses	92,625
Collateral on securities loaned, at value	15,016,200
Total liabilities		24,984,670
Net Assets		$1,482,925,442
Net Assets consist of:
Paid in capital		$1,304,590,605
Undistributed net investment income		10,754,309
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(40,024,148)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		207,604,676
Net Assets		$1,482,925,442
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($29,052,048 ÷ 1,331,059 shares)		$21.83
Maximum offering price per share (100/94.25 of $21.83)		$23.16
Class T:
Net Asset Value and redemption price per share ($9,269,671 ÷ 427,768 shares)		$21.67
Maximum offering price per share (100/96.50 of $21.67)		$22.46
Class C:
Net Asset Value and offering price per share ($10,315,338 ÷ 483,674 shares)(a)		$21.33
Worldwide:
Net Asset Value, offering price and redemption price per share ($1,421,363,978 ÷ 64,334,653 shares)		$22.09
Class I:
Net Asset Value, offering price and redemption price per share ($12,924,407 ÷ 587,762 shares)		$21.99

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$28,613,473
Interest		2,442
Income from Fidelity Central Funds		284,907
Income before foreign taxes withheld		28,900,822
Less foreign taxes withheld		(1,622,344)
Total income		27,278,478
Expenses
Management fee
Basic fee	$10,387,113
Performance adjustment	(198,402)
Transfer agent fees	2,984,016
Distribution and service plan fees	248,298
Accounting and security lending fees	483,505
Custodian fees and expenses	171,508
Independent trustees' fees and expenses	6,775
Registration fees	97,442
Audit	110,916
Legal	8,422
Interest	122
Miscellaneous	12,998
Total expenses before reductions	14,312,713
Expense reductions	(112,142)	14,200,571
Net investment income (loss)		13,077,907
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,129)	(34,471,197)
Fidelity Central Funds	2,767
Foreign currency transactions	288,567
Total net realized gain (loss)		(34,179,863)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $31,438)	7,405,040
Assets and liabilities in foreign currencies	(220,392)
Total change in net unrealized appreciation (depreciation)		7,184,648
Net gain (loss)		(26,995,215)
Net increase (decrease) in net assets resulting from operations		$(13,917,308)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,077,907	$8,944,137
Net realized gain (loss)	(34,179,863)	60,531,683
Change in net unrealized appreciation (depreciation)	7,184,648	(24,468,691)
Net increase (decrease) in net assets resulting from operations	(13,917,308)	45,007,129
Distributions to shareholders from net investment income	(9,278,911)	(4,942,326)
Distributions to shareholders from net realized gain	(52,672,015)	(154,486,836)
Total distributions	(61,950,926)	(159,429,162)
Share transactions - net increase (decrease)	(65,607,542)	128,269,740
Redemption fees	16,394	21,658
Total increase (decrease) in net assets	(141,459,382)	13,869,365
Net Assets
Beginning of period	1,624,384,824	1,610,515,459
End of period	$1,482,925,442	$1,624,384,824
Other Information
Undistributed net investment income end of period	$10,754,309	$7,891,849

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Worldwide Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.88	$24.64	$25.18	$19.69	$17.89
Income from Investment Operations
Net investment income (loss)A	.12	.06	.02	.02	.10
Net realized and unrealized gain (loss)	(.35)	.58	1.46	5.66	1.72
Total from investment operations	(.23)	.64	1.48	5.68	1.82
Distributions from net investment income	(.07)	–	(.04)	(.11)	(.02)
Distributions from net realized gain	(.75)	(2.40)	(1.98)	(.08)	–
Total distributions	(.82)	(2.40)	(2.02)	(.19)	(.02)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.83	$22.88	$24.64	$25.18	$19.69
Total ReturnC,D	(1.09)%	2.73%	6.29%	29.10%	10.20%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.22%	1.27%	1.31%	1.45%	1.43%
Expenses net of fee waivers, if any	1.22%	1.26%	1.31%	1.45%	1.43%
Expenses net of all reductions	1.22%	1.26%	1.31%	1.42%	1.41%
Net investment income (loss)	.55%	.27%	.10%	.09%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$29,052	$31,043	$33,788	$28,661	$18,723
Portfolio turnover rateG	117%	151%	163%	161%	186%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Worldwide Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.72	$24.49	$25.05	$19.61	$17.83
Income from Investment Operations
Net investment income (loss)A	.05	(.01)	(.04)	(.04)	.05
Net realized and unrealized gain (loss)	(.35)	.57	1.46	5.63	1.73
Total from investment operations	(.30)	.56	1.42	5.59	1.78
Distributions from net investment income	–B	–	–	(.07)	–
Distributions from net realized gain	(.75)	(2.33)	(1.98)	(.08)	–
Total distributions	(.75)	(2.33)	(1.98)	(.15)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.67	$22.72	$24.49	$25.05	$19.61
Total ReturnC,D	(1.38)%	2.36%	6.05%	28.73%	9.98%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.53%	1.57%	1.58%	1.71%	1.68%
Expenses net of fee waivers, if any	1.52%	1.56%	1.58%	1.70%	1.68%
Expenses net of all reductions	1.52%	1.56%	1.58%	1.68%	1.66%
Net investment income (loss)	.25%	(.04)%	(.17)%	(.16)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$9,270	$13,055	$12,160	$9,822	$5,550
Portfolio turnover rateG	117%	151%	163%	161%	186%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Worldwide Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.48	$24.12	$24.78	$19.41	$17.74
Income from Investment Operations
Net investment income (loss)A	(.05)	(.12)	(.15)	(.14)	(.04)
Net realized and unrealized gain (loss)	(.35)	.57	1.44	5.58	1.71
Total from investment operations	(.40)	.45	1.29	5.44	1.67
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.75)	(2.09)	(1.95)	(.07)	–
Total distributions	(.75)	(2.09)	(1.95)	(.07)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.33	$22.48	$24.12	$24.78	$19.41
Total ReturnC,D	(1.88)%	1.90%	5.55%	28.12%	9.41%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.01%	2.07%	2.04%	2.15%	2.18%
Expenses net of fee waivers, if any	2.01%	2.07%	2.04%	2.14%	2.18%
Expenses net of all reductions	2.00%	2.06%	2.03%	2.12%	2.16%
Net investment income (loss)	(.24)%	(.54)%	(.63)%	(.60)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,315	$11,231	$9,229	$10,778	$1,726
Portfolio turnover rateG	117%	151%	163%	161%	186%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Worldwide Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.14	$24.92	$25.41	$19.85	$18.02
Income from Investment Operations
Net investment income (loss)A	.19	.13	.11	.10	.16
Net realized and unrealized gain (loss)	(.35)	.58	1.47	5.70	1.74
Total from investment operations	(.16)	.71	1.58	5.80	1.90
Distributions from net investment income	(.14)	(.08)	(.09)	(.16)	(.07)
Distributions from net realized gain	(.75)	(2.41)	(1.98)	(.08)	–
Total distributions	(.89)	(2.49)	(2.07)	(.24)	(.07)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$22.09	$23.14	$24.92	$25.41	$19.85
Total ReturnC	(.78)%	3.01%	6.64%	29.54%	10.56%
Ratios to Average Net AssetsD,E
Expenses before reductions	.91%	.96%	.98%	1.11%	1.11%
Expenses net of fee waivers, if any	.91%	.96%	.97%	1.11%	1.11%
Expenses net of all reductions	.90%	.95%	.97%	1.08%	1.09%
Net investment income (loss)	.87%	.57%	.44%	.43%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$1,421,364	$1,543,516	$1,535,658	$1,464,415	$1,081,240
Portfolio turnover rateF	117%	151%	163%	161%	186%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Worldwide Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.03	$24.81	$25.31	$19.78	$17.98
Income from Investment Operations
Net investment income (loss)A	.17	.13	.10	.08	.14
Net realized and unrealized gain (loss)	(.35)	.58	1.47	5.68	1.74
Total from investment operations	(.18)	.71	1.57	5.76	1.88
Distributions from net investment income	(.11)	(.07)	(.09)	(.15)	(.08)
Distributions from net realized gain	(.75)	(2.41)	(1.98)	(.08)	–
Total distributions	(.86)	(2.49)B	(2.07)	(.23)	(.08)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$21.99	$23.03	$24.81	$25.31	$19.78
Total ReturnD	(.86)%	3.00%	6.63%	29.44%	10.49%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	.98%	1.01%	1.17%	1.18%
Expenses net of fee waivers, if any	.99%	.98%	1.01%	1.17%	1.18%
Expenses net of all reductions	.98%	.97%	1.00%	1.14%	1.16%
Net investment income (loss)	.78%	.55%	.40%	.37%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$12,924	$25,173	$19,107	$10,639	$4,291
Portfolio turnover rateG	117%	151%	163%	161%	186%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.49 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.413 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign income companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$242,541,861
Gross unrealized depreciation	(43,280,741)
Net unrealized appreciation (depreciation) on securities	$199,261,120
Tax Cost	$1,290,210,358

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,183,180
Capital loss carryforward	$(35,963,442)
Net unrealized appreciation (depreciation) on securities and other investments	$199,115,685

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(35,963,442)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$9,278,911	$ 43,407,278
Long-term Capital Gains	52,672,015	116,021,884
Total	$61,950,926	$ 159,429,162

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November, 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,785,825,860 and $1,903,352,209, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .420% of the Fund's average net assets and an annualized group fee rate that averaged 0.25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$77,160	$1,551
Class T	.25%	.25%	58,334	135
Class B	.75%	.25%	1,873	1,407
Class C	.75%	.25%	110,931	25,462
			$248,298	$28,555

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$13,421
Class T	3,730
Class B(a)	70
Class C(a)	2,304
$19,525

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$79,056.26
Class T	35,930.31
Class B	521.28
Class C	32,719.29
Worldwide	2,779,126.19
Class I	56,664.27
	$2,984,016

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26,007 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,437,000.59%		$122

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,940 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $209,358. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $100,586 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,556.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$95,208	$–
Class T	2,313	–
Worldwide	9,064,407	4,895,242
Class I	116,983	47,084
Total	$9,278,911	$4,942,326
From net realized gain
Class A	$1,050,091	$3,318,115
Class T	433,754	1,143,314
Class B	11,494	47,493
Class C	384,211	790,219
Worldwide	49,987,535	147,652,391
Class I	804,930	1,535,304
Total	$52,672,015	$154,486,836

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	331,876	416,197	$7,164,455	$9,650,572
Reinvestment of distributions	49,536	143,319	1,105,146	3,239,009
Shares redeemed	(407,262)	(573,622)	(8,799,726)	(12,962,950)
Net increase (decrease)	(25,850)	(14,106)	$(530,125)	$(73,369)
Class T
Shares sold	92,065	129,216	$1,986,009	$2,974,281
Reinvestment of distributions	19,370	50,075	430,197	1,126,698
Shares redeemed	(258,217)	(101,388)	(5,563,782)	(2,303,572)
Net increase (decrease)	(146,782)	77,903	$(3,147,576)	$1,797,407
Class B
Shares sold	457	3,860	$8,678	$90,877
Reinvestment of distributions	487	1,857	10,726	41,646
Shares redeemed	(17,206)	(13,140)	(357,745)	(300,445)
Net increase (decrease)	(16,262)	(7,423)	$(338,341)	$(167,922)
Class C
Shares sold	109,109	216,209	$2,300,381	$4,944,508
Reinvestment of distributions	15,568	31,721	341,870	709,279
Shares redeemed	(140,660)	(130,941)	(2,969,570)	(2,958,600)
Net increase (decrease)	(15,983)	116,989	$(327,319)	$2,695,187
Worldwide
Shares sold	8,058,052	10,346,856	$175,292,628	$242,784,559
Reinvestment of distributions	2,542,668	6,500,654	57,260,887	148,214,908
Shares redeemed	(12,958,622)	(11,769,221)	(282,800,632)	(274,209,696)
Net increase (decrease)	(2,357,902)	5,078,289	$(50,247,117)	$116,789,771
Class I
Shares sold	401,119	842,969	$8,728,970	$19,464,651
Reinvestment of distributions	28,687	64,929	643,439	1,473,244
Shares redeemed	(935,107)	(584,975)	(20,389,473)	(13,709,229)
Net increase (decrease)	(505,301)	322,923	$(11,017,064)	$7,228,666

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.18%
Actual		$1,000.00	$1,012.10	$5.97
Hypothetical-C		$1,000.00	$1,019.20	$5.99
Class T	1.47%
Actual		$1,000.00	$1,010.30	$7.43
Hypothetical-C		$1,000.00	$1,017.75	$7.46
Class C	1.96%
Actual		$1,000.00	$1,008.00	$9.89
Hypothetical-C		$1,000.00	$1,015.28	$9.93
Worldwide	.85%
Actual		$1,000.00	$1,013.30	$4.30
Hypothetical-C		$1,000.00	$1,020.86	$4.32
Class I	.89%
Actual		$1,000.00	$1,013.40	$4.50
Hypothetical-C		$1,000.00	$1,020.66	$4.52

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/12/16	12/09/16	$0.121	$0.070
Class T	12/12/16	12/09/16	$0.031	$0.070
Class C	12/12/16	12/09/16	$0.000	$0.011
Worldwide	12/12/16	12/09/16	$0.196	$0.070
Class I	12/12/16	12/09/16	$0.184	$0.070

Class A designates 100%; Class T designates 100%; Class C designates 0%; Retail Class designates 86%; and Class I designates 100%; of the dividend distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100%; Class C designates 0%; Retail Class designates 100%; and Class I designates 100%; of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Worldwide Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Worldwide Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratio of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AWLD-ANN-1216
1.883447.107

Fidelity® Diversified International Fund Class K Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	(3.57)%	6.79%	2.20%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Diversified International Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund - Class K on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$12,435	Fidelity® Diversified International Fund - Class K
$11,465	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps stock outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager William Bower:  For the year, the fund’s share classes modestly lagged the -3.03% result of the benchmark MSCI EAFE Index. On the plus side, favorable stock selection and a helpful overweighting in the information technology sector helped most versus the benchmark. Notably, an out-of-benchmark stake in Taiwan Semiconductor Manufacturing proved the fund's top individual contributor. Elsewhere, good stock picks in financials and consumer staples also added significant value. Conversely, the fund faced stock-picking headwinds in consumer discretionary, where an unfavorable overweighting added further drag. An overweighting in Next proved the fund's biggest individual relative detractor, as the British apparel and home furnishings retailer faced increased competition and a difficult market. Positioning in the industrials and materials sectors also detracted. Among individual holdings, biotechs populated the list of contributors and detractors amid a politically and sometimes clinically difficult period. Regionally, out-of-benchmark allocations to emerging markets, Canada and the U.S. added substantial value. Most of the fund's detractions derived from stock picks in the U.K., although positioning in the Asia Pacific ex Japan region also hurt. A cash stake of 2%, on average, helped in a declining market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	15.9%
United Kingdom	13.2%
United States of America*	10.7%
Germany	8.9%
Netherlands	5.2%
France	5.0%
Canada	4.3%
India	3.5%
Ireland	3.2%
Other	30.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United Kingdom	15.6%
Japan	14.4%
United States of America*	9.9%
Germany	8.7%
Switzerland	4.7%
France	4.5%
Netherlands	4.4%
Canada	3.6%
Ireland	3.4%
Other	30.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.9	98.9
Short-Term Investments and Net Other Assets (Liabilities)	3.1	1.1

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
ORIX Corp. (Japan, Diversified Financial Services)	1.9	1.9
Bayer AG (Germany, Pharmaceuticals)	1.9	1.8
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.6	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.8
Fresenius SE & Co. KGaA (Germany, Health Care Providers & Services)	1.5	1.4
AIA Group Ltd. (Hong Kong, Insurance)	1.5	1.6
Sanofi SA (France, Pharmaceuticals)	1.4	1.4
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.3	1.2
Keyence Corp. (Japan, Electronic Equipment & Components)	1.3	1.2
SAP AG (Germany, Software)	1.3	1.1
	15.3

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	21.4
Health Care	15.8	17.8
Consumer Staples	14.9	15.2
Information Technology	14.8	12.9
Consumer Discretionary	12.2	15.5
Industrials	7.8	6.1
Energy	3.5	3.3
Materials	3.0	3.6
Telecommunication Services	2.9	2.6
Real Estate	0.5	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 1.3%
Australia & New Zealand Banking Group Ltd.	5,627,393	$119,219,106
Bapcor Ltd.	919,973	3,590,094
CSL Ltd.	467,456	35,740,731
Magellan Financial Group Ltd.	2,973,705	48,160,053
Ramsay Health Care Ltd.	865,228	48,284,007

TOTAL AUSTRALIA		254,993,991

Bailiwick of Jersey - 2.2%
Shire PLC	2,826,800	159,608,756
Shire PLC sponsored ADR	189,029	31,877,851
Wolseley PLC	2,687,555	139,839,507
WPP PLC	4,949,809	107,475,456

TOTAL BAILIWICK OF JERSEY		438,801,570

Belgium - 2.5%
Anheuser-Busch InBev SA NV	2,651,630	304,326,947
KBC Groep NV	3,037,673	185,103,954

TOTAL BELGIUM		489,430,901

Bermuda - 0.1%
Credicorp Ltd. (United States)	128,800	19,149,984
Canada - 4.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	4,653,581	233,771,929
Cenovus Energy, Inc.	3,364,800	48,541,624
CGI Group, Inc. Class A (sub. vtg.) (a)	2,808,900	133,419,085
Constellation Software, Inc.	67,738	31,732,776
Fairfax India Holdings Corp. (a)	5,962,400	67,077,000
Imperial Oil Ltd.	2,123,600	68,870,946
Keyera Corp.	978,700	29,376,323
PrairieSky Royalty Ltd. (b)	925,498	20,127,322
Suncor Energy, Inc.	5,400,300	162,053,288
Tourmaline Oil Corp. (a)	2,158,400	56,562,857

TOTAL CANADA		851,533,150

Cayman Islands - 1.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,837,700	186,875,713
Yihai International Holding Ltd.	31,911,000	14,606,836

TOTAL CAYMAN ISLANDS		201,482,549

China - 0.8%
Kweichow Moutai Co. Ltd. (A Shares)	2,053,310	96,350,234
Qingdao Haier Co. Ltd.	44,831,078	66,031,193

TOTAL CHINA		162,381,427

Curacao - 0.8%
Schlumberger Ltd.	1,942,225	151,940,262
Denmark - 1.7%
DONG Energy A/S	887,800	35,206,449
Genmab A/S (a)	260,601	42,998,896
NNIT A/S	762,332	22,670,371
Novo Nordisk A/S Series B	6,603,195	235,242,184

TOTAL DENMARK		336,117,900

Finland - 0.3%
Sampo Oyj (A Shares)	1,395,800	63,947,222
France - 5.0%
Accor SA	282,281	10,716,991
ALTEN	208,896	14,930,738
Amundi SA	2,160,384	105,878,365
AXA SA	5,481,800	123,682,130
BNP Paribas SA	363,100	21,061,656
Capgemini SA	794,084	65,796,347
Danone SA	1,344,634	93,261,553
LVMH Moet Hennessy - Louis Vuitton SA	217,348	39,570,644
Maisons du Monde SA	929,200	26,214,753
Publicis Groupe SA	808,916	55,499,221
Rubis	177,200	16,160,830
Sanofi SA	3,391,434	263,917,385
Societe Generale Series A	1,054,400	41,129,518
Technip SA	470,285	31,192,149
VINCI SA (b)	568,000	41,139,982
Worldline SA (Reg. S) (a)(c)	1,031,517	28,353,989

TOTAL FRANCE		978,506,251

Germany - 7.7%
adidas AG	833,700	136,971,886
Axel Springer Verlag AG	874,500	43,789,596
Bayer AG	3,763,062	373,633,249
Continental AG	103,700	19,870,192
Deutsche Borse AG (a)	360,250	28,030,519
Deutsche Post AG	1,321,395	40,949,347
Fresenius Medical Care AG & Co. KGaA	119,700	9,750,060
Fresenius SE & Co. KGaA	3,930,700	290,135,621
Innogy SE	1,016,199	40,354,387
KION Group AG	652,888	39,433,263
ProSiebenSat.1 Media AG	2,818,190	121,458,830
Rational AG	37,794	19,603,252
SAP AG	2,777,652	244,709,558
Scout24 Holding GmbH (a)	181,900	6,271,972
Symrise AG	1,235,800	84,801,032

TOTAL GERMANY		1,499,762,764

Hong Kong - 2.0%
AIA Group Ltd.	44,982,200	283,910,063
China Resources Beer Holdings Co. Ltd.	16,573,333	35,259,910
Techtronic Industries Co. Ltd.	17,722,000	66,724,139

TOTAL HONG KONG		385,894,112

India - 3.5%
Axis Bank Ltd.	5,980,583	43,653,792
Bharti Infratel Ltd.	15,123,228	78,364,568
HDFC Bank Ltd.	10,285,876	229,848,492
Housing Development Finance Corp. Ltd.	8,188,299	170,835,452
ICICI Bank Ltd. (a)	10,080,050	41,947,973
ITC Ltd.	24,591,186	89,619,624
LIC Housing Finance Ltd.	3,164,765	27,647,918

TOTAL INDIA		681,917,819

Indonesia - 0.7%
PT Bank Central Asia Tbk	55,157,600	65,628,582
PT Bank Rakyat Indonesia Tbk	84,735,200	79,228,191

TOTAL INDONESIA		144,856,773

Ireland - 3.2%
Allergan PLC (a)	434,600	90,805,324
CRH PLC	1,227,100	39,708,539
DCC PLC (United Kingdom)	813,689	66,380,423
James Hardie Industries PLC CDI	920,965	13,752,348
Kerry Group PLC Class A	1,004,300	72,917,388
Kingspan Group PLC (Ireland)	803,600	19,671,987
Medtronic PLC	1,435,900	117,772,518
Paddy Power PLC (Ireland)	243,300	25,185,887
Ryanair Holdings PLC sponsored ADR	2,464,332	185,046,690

TOTAL IRELAND		631,241,104

Isle of Man - 0.5%
Paysafe Group PLC (a)	12,201,849	64,668,824
Playtech Ltd.	2,395,598	27,210,927

TOTAL ISLE OF MAN		91,879,751

Israel - 1.8%
Check Point Software Technologies Ltd. (a)	1,448,900	122,518,984
Teva Pharmaceutical Industries Ltd. sponsored ADR	5,171,900	221,047,006

TOTAL ISRAEL		343,565,990

Italy - 0.5%
Intesa Sanpaolo SpA	38,137,500	88,428,338
Japan - 15.9%
Astellas Pharma, Inc.	14,307,800	212,354,404
Casio Computer Co. Ltd. (b)	1,734,500	24,246,944
Daito Trust Construction Co. Ltd.	375,800	62,979,737
Dentsu, Inc.	1,619,700	80,930,943
Don Quijote Holdings Co. Ltd.	1,972,500	75,141,961
Hoya Corp.	7,574,500	316,717,674
Japan Exchange Group, Inc.	4,599,000	68,544,264
Japan Tobacco, Inc.	5,209,100	198,389,867
Kaken Pharmaceutical Co. Ltd.	336,900	21,267,074
KDDI Corp.	7,411,400	225,255,983
Keyence Corp.	344,410	253,077,473
Minebea Mitsumi, Inc.	3,205,000	32,823,210
Misumi Group, Inc.	2,453,400	44,847,600
Morinaga & Co. Ltd.	610,100	28,419,362
Nabtesco Corp.	203,000	6,078,192
NGK Spark Plug Co. Ltd.	256,500	5,077,658
Nidec Corp.	221,700	21,499,847
Nippon Telegraph & Telephone Corp.	882,700	39,136,129
Nitori Holdings Co. Ltd.	1,000,000	119,862,687
Olympus Corp.	2,575,600	92,099,743
ORIX Corp.	23,776,200	377,603,324
Rakuten, Inc.	8,886,100	102,740,500
Recruit Holdings Co. Ltd.	2,241,800	90,210,699
Seven & i Holdings Co. Ltd.	2,797,200	116,907,863
Shinsei Bank Ltd.	26,430,000	42,844,474
Shionogi & Co. Ltd.	405,700	20,031,607
SoftBank Corp.	1,758,800	110,771,198
Sony Corp.	779,700	24,574,778
Start Today Co. Ltd.	1,648,200	28,981,413
Sundrug Co. Ltd.	86,700	6,837,122
Suzuki Motor Corp.	825,300	29,354,143
Tsuruha Holdings, Inc.	1,539,600	177,934,128
Welcia Holdings Co. Ltd.	992,400	67,850,749

TOTAL JAPAN		3,125,392,750

Korea (South) - 0.4%
Orion Corp.	50,630	31,650,528
Samsung Biologics Co. Ltd. (a)	31,389	3,732,359
Samsung Electronics Co. Ltd.	36,075	51,695,446

TOTAL KOREA (SOUTH)		87,078,333

Luxembourg - 0.6%
Eurofins Scientific SA	248,700	112,999,015
Netherlands - 5.2%
AerCap Holdings NV (a)	1,668,900	68,608,479
Altice NV:
Class A (a)	6,244,090	115,154,757
Class B (a)	2,794,227	52,007,135
Gree Electric Appliances, Inc. of Zhuhai ELS (A Shares)(BNP Paribas Warrants Program) warrants 12/2/16 (a)(c)	6,168,200	20,391,452
IMCD Group BV	1,601,847	69,290,838
ING Groep NV (Certificaten Van Aandelen)	10,276,800	134,903,745
Koninklijke Philips Electronics NV	1,899,000	57,220,978
NXP Semiconductors NV (a)	1,296,500	129,650,000
RELX NV	7,788,631	131,336,068
Unilever NV (Certificaten Van Aandelen) (Bearer) (b)	5,143,757	215,585,633
Wolters Kluwer NV	712,000	27,555,238

TOTAL NETHERLANDS		1,021,704,323

New Zealand - 0.1%
Ryman Healthcare Group Ltd.	3,044,705	19,334,145
Norway - 0.5%
Statoil ASA (b)	6,560,700	107,110,042
Philippines - 0.2%
Alliance Global Group, Inc.	124,309,956	36,602,896
Singapore - 0.4%
Broadcom Ltd.	410,400	69,882,912
South Africa - 1.4%
Aspen Pharmacare Holdings Ltd.	1,103,800	24,045,178
Capitec Bank Holdings Ltd.	254,800	12,944,322
Naspers Ltd. Class N	1,382,599	231,726,002

TOTAL SOUTH AFRICA		268,715,502

Spain - 2.3%
Amadeus IT Holding SA Class A	3,580,400	169,006,517
Hispania Activos Inmobiliarios SA	3,226,880	39,744,691
Inditex SA	6,535,485	228,466,497
Telepizza Group SAU	1,987,500	9,381,646

TOTAL SPAIN		446,599,351

Sweden - 2.9%
ASSA ABLOY AB (B Shares)	5,811,000	105,605,951
Coor Service Management Holding AB (d)	5,253,500	30,536,334
HEXPOL AB (B Shares)	1,617,700	13,298,520
Nordea Bank AB	15,779,600	165,882,212
Svenska Cellulosa AB (SCA) (B Shares)	6,210,060	175,944,194
Svenska Handelsbanken AB (A Shares)	5,834,700	79,545,194

TOTAL SWEDEN		570,812,405

Switzerland - 3.0%
Actelion Ltd.	438,528	63,371,739
Credit Suisse Group AG	6,034,466	84,197,550
Julius Baer Group Ltd.	1,001,770	40,553,252
Sika AG	27,801	133,617,863
Syngenta AG (Switzerland)	397,930	159,238,017
UBS Group AG	7,874,577	111,408,295

TOTAL SWITZERLAND		592,386,716

Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	8,204,800	255,169,280
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)	9,071,900	44,534,193
United Kingdom - 13.2%
B&M European Value Retail S.A.	27,216,217	78,151,476
Booker Group PLC	14,248,800	31,288,313
British American Tobacco PLC sponsored ADR	915,768	105,212,586
BT Group PLC	20,748,100	95,234,604
Bunzl PLC	1,957,470	52,686,793
Coca-Cola European Partners PLC	833,000	32,020,520
Compass Group PLC	6,546,576	118,455,588
Dialog Semiconductor PLC (a)	1,423,400	55,860,711
Dignity PLC	558,100	18,123,025
Domino's Pizza UK & IRL PLC	452,060	1,881,846
Essentra PLC (d)	14,193,720	88,602,878
Halma PLC	1,398,656	17,941,288
Howden Joinery Group PLC	7,816,700	35,869,086
IMI PLC	1,826,035	22,216,565
Imperial Tobacco Group PLC	2,862,366	138,582,367
Indivior PLC	10,319,000	39,710,154
Informa PLC	4,533,371	37,315,990
ITV PLC	36,120,200	75,379,968
Liberty Global PLC Class A (a)	1,536,400	50,086,640
Lloyds Banking Group PLC	330,669,100	230,913,897
London Stock Exchange Group PLC	2,758,500	94,876,953
Melrose Industries PLC	49,664,809	102,582,664
Micro Focus International PLC	4,275,483	112,042,624
Next PLC	1,870,900	110,285,514
Polypipe Group PLC	4,044,400	12,474,871
Prudential PLC	12,073,793	197,030,564
Reckitt Benckiser Group PLC	2,240,687	200,452,984
Rio Tinto PLC	1,528,200	53,143,626
Rolls-Royce Holdings PLC	3,926,100	34,850,472
Schroders PLC	457,400	15,782,386
Softcat PLC	5,414,200	21,471,418
Spectris PLC	1,902,600	47,716,752
St. James's Place Capital PLC	13,058,800	151,048,529
Standard Life PLC	2,848,121	11,776,046
Virgin Money Holdings Uk PLC	7,334,882	29,537,277
Whitbread PLC	1,431,375	63,334,909

TOTAL UNITED KINGDOM		2,583,941,884

United States of America - 7.6%
Activision Blizzard, Inc.	917,700	39,617,109
Alexion Pharmaceuticals, Inc. (a)	156,600	20,436,300
Alphabet, Inc.:
Class A	102,405	82,937,810
Class C (a)	207,903	163,108,220
Amgen, Inc.	596,700	84,230,172
Coach, Inc.	389,700	13,986,333
Coty, Inc. Class A	7,358,800	169,178,812
Extraction Oil & Gas, Inc.	201,763	4,309,658
Fidelity National Information Services, Inc.	666,600	49,275,072
MasterCard, Inc. Class A	1,456,200	155,842,524
Molson Coors Brewing Co. Class B	627,700	65,161,537
MSCI, Inc.	489,900	39,285,081
NJOY, Inc. (a)(e)	9,361,811	94
Oceaneering International, Inc.	1,244,200	29,611,960
Qualcomm, Inc.	1,701,200	116,906,464
Regeneron Pharmaceuticals, Inc. (a)	138,100	47,647,262
S&P Global, Inc.	1,533,500	186,856,975
Spectrum Brands Holdings, Inc.	249,200	33,701,808
Vertex Pharmaceuticals, Inc. (a)	448,800	34,045,968
Visa, Inc. Class A	1,808,200	149,194,582

TOTAL UNITED STATES OF AMERICA		1,485,333,741

TOTAL COMMON STOCKS
(Cost $15,114,310,160)		18,643,429,346

Nonconvertible Preferred Stocks - 1.8%
Brazil - 0.6%
Itau Unibanco Holding SA	8,734,550	105,077,293
Germany - 1.2%
Henkel AG & Co. KGaA	1,731,300	222,172,493
Jungheinrich AG	532,400	16,799,788

TOTAL GERMANY		238,972,281

United Kingdom - 0.0%
Rolls-Royce Holdings PLC	180,600,600	221,055
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $223,284,900)		344,270,629

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 0.41% (f)	565,696,933	565,866,642
Fidelity Securities Lending Cash Central Fund 0.48% (f)(g)	313,577,124	313,639,840
TOTAL MONEY MARKET FUNDS
(Cost $879,398,788)		879,506,482
TOTAL INVESTMENT PORTFOLIO - 101.4%
(Cost $16,216,993,848)		19,867,206,457
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(267,547,101)
NET ASSETS - 100%		$19,599,659,356

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $48,745,441 or 0.2% of net assets.

 (d) Affiliated company

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $94 or 0.0% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
NJOY, Inc.	6/7/13 - 2/14/14	$10,471,244

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,634,631
Fidelity Securities Lending Cash Central Fund	5,825,713
Total	$7,460,344

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Coor Service Management Holding AB	$22,025,249	$--	$615,431	$1,114,274	$30,536,334
Essentra PLC	176,517,577	7,483,784	3,907,199	3,928,934	88,602,878
Fairfax India Holdings Corp.	64,252,650	--	1,613,900	--	--
Poundland Group PLC	60,695,655	2,415,927	44,509,053	347,496	--
Total	$323,491,131	$9,899,711	$50,645,583	$5,390,704	$119,139,212

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,417,747,329	$1,869,240,053	$548,507,182	$94
Consumer Staples	2,942,798,451	2,649,083,914	293,714,537	--
Energy	705,386,773	598,276,731	107,110,042	--
Financials	4,158,376,467	2,781,857,140	1,356,127,875	20,391,452
Health Care	3,055,506,753	1,797,268,356	1,258,238,397	--
Industrials	1,551,982,075	1,222,968,606	329,013,469	--
Information Technology	2,866,885,115	2,622,175,557	244,709,558	--
Materials	586,162,823	334,072,641	252,090,182	--
Real Estate	102,724,428	102,724,428	--	--
Telecommunication Services	548,762,482	78,364,568	470,397,914	--
Utilities	51,367,279	51,367,279	--	--
Money Market Funds	879,506,482	879,506,482	--	--
Total Investments in Securities:	$19,867,206,457	$14,986,905,755	$4,859,909,156	$20,391,546

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$1,014,228,192
Level 2 to Level 1	$4,211,380,785

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $278,044,304) — See accompanying schedule: Unaffiliated issuers (cost $15,167,365,472)	$18,868,560,763
Fidelity Central Funds (cost $879,398,788)	879,506,482
Other affiliated issuers (cost $170,229,588)	119,139,212
Total Investments (cost $16,216,993,848)		$19,867,206,457
Receivable for investments sold		49,334,588
Receivable for fund shares sold		7,719,574
Dividends receivable		59,327,842
Distributions receivable from Fidelity Central Funds		440,617
Prepaid expenses		52,622
Other receivables		1,753,626
Total assets		19,985,835,326
Liabilities
Payable for investments purchased	$24,724,451
Payable for fund shares redeemed	30,212,956
Accrued management fee	13,343,503
Other affiliated payables	2,208,685
Other payables and accrued expenses	2,064,530
Collateral on securities loaned, at value	313,621,845
Total liabilities		386,175,970
Net Assets		$19,599,659,356
Net Assets consist of:
Paid in capital		$16,198,382,469
Undistributed net investment income		215,664,801
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(461,972,241)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,647,584,327
Net Assets		$19,599,659,356
Diversified International:
Net Asset Value, offering price and redemption price per share ($10,990,703,320 ÷ 320,595,207 shares)		$34.28
Class K:
Net Asset Value, offering price and redemption price per share ($8,608,956,036 ÷ 251,367,060 shares)		$34.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends (including $5,390,704 earned from other affiliated issuers)		$489,275,848
Interest		43,673
Income from Fidelity Central Funds		7,460,344
Income before foreign taxes withheld		496,779,865
Less foreign taxes withheld		(39,406,571)
Total income		457,373,294
Expenses
Management fee
Basic fee	$140,058,350
Performance adjustment	37,619,130
Transfer agent fees	25,051,896
Accounting and security lending fees	2,249,705
Custodian fees and expenses	2,083,259
Independent trustees' fees and expenses	91,545
Appreciation in deferred trustee compensation account	18
Registration fees	134,320
Audit	168,038
Legal	71,852
Miscellaneous	182,986
Total expenses before reductions	207,711,099
Expense reductions	(721,002)	206,990,097
Net investment income (loss)		250,383,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(77,570,402)
Fidelity Central Funds	31,871
Other affiliated issuers	(32,362,791)
Foreign currency transactions	1,919,863
Futures contracts	(8,812,672)
Total net realized gain (loss)		(116,794,131)
Change in net unrealized appreciation (depreciation) on: Investment securities	(992,663,661)
Assets and liabilities in foreign currencies	(2,828,537)
Futures contracts	(5,685,967)
Total change in net unrealized appreciation (depreciation)		(1,001,178,165)
Net gain (loss)		(1,117,972,296)
Net increase (decrease) in net assets resulting from operations		$(867,589,099)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$250,383,197	$255,650,579
Net realized gain (loss)	(116,794,131)	526,274,148
Change in net unrealized appreciation (depreciation)	(1,001,178,165)	59,726,439
Net increase (decrease) in net assets resulting from operations	(867,589,099)	841,651,166
Distributions to shareholders from net investment income	(225,471,164)	(285,525,428)
Distributions to shareholders from net realized gain	(89,601,901)	(625,108,082)
Total distributions	(315,073,065)	(910,633,510)
Share transactions - net increase (decrease)	(2,421,343,717)	(1,643,491,859)
Redemption fees	142,450	259,689
Total increase (decrease) in net assets	(3,603,863,431)	(1,712,214,514)
Net Assets
Beginning of period	23,203,522,787	24,915,737,301
End of period	$19,599,659,356	$23,203,522,787
Other Information
Undistributed net investment income end of period	$215,664,801	$210,045,135

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Diversified International Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$36.07	$36.22	$35.89	$29.07	$27.49
Income from Investment Operations
Net investment income (loss)A	.39	.36	.60B	.44	.42
Net realized and unrealized gain (loss)	(1.71)	.80	.28	6.90	1.65
Total from investment operations	(1.32)	1.16	.88	7.34	2.07
Distributions from net investment income	(.33)C	(.40)	(.32)	(.46)	(.49)
Distributions from net realized gain	(.14)C	(.92)	(.23)	(.07)	–
Total distributions	(.47)	(1.31)D	(.55)	(.52)E	(.49)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$34.28	$36.07	$36.22	$35.89	$29.07
Total ReturnG	(3.70)%	3.29%	2.48%	25.66%	7.72%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.05%	1.00%	.93%	.94%	1.01%
Expenses net of fee waivers, if any	1.05%	.99%	.93%	.94%	1.01%
Expenses net of all reductions	1.05%	.99%	.92%	.92%	.99%
Net investment income (loss)	1.15%	.98%	1.65%B	1.38%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$10,990,703	$13,059,983	$13,781,306	$14,432,586	$13,269,769
Portfolio turnover rateJ	24%K	31%K	39%K	52%	35%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.31 per share is comprised of distributions from net investment income of $.397 and distributions from net realized gain of $.917 per share.

 E Total distributions of $.52 per share is comprised of distributions from net investment income of $.456 and distributions from net realized gain of $.068 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Diversified International Fund Class K

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$36.04	$36.20	$35.87	$29.06	$27.51
Income from Investment Operations
Net investment income (loss)A	.44	.40	.65B	.49	.47
Net realized and unrealized gain (loss)	(1.71)	.80	.28	6.90	1.63
Total from investment operations	(1.27)	1.20	.93	7.39	2.10
Distributions from net investment income	(.38)C	(.45)	(.37)	(.51)	(.55)
Distributions from net realized gain	(.14)C	(.92)	(.23)	(.07)	–
Total distributions	(.52)	(1.36)D	(.60)	(.58)	(.55)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$34.25	$36.04	$36.20	$35.87	$29.06
Total ReturnF	(3.57)%	3.40%	2.63%	25.86%	7.86%
Ratios to Average Net AssetsG,H
Expenses before reductions	.92%	.87%	.80%	.80%	.84%
Expenses net of fee waivers, if any	.92%	.87%	.80%	.80%	.84%
Expenses net of all reductions	.92%	.86%	.79%	.78%	.83%
Net investment income (loss)	1.28%	1.10%	1.78%B	1.52%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$8,608,956	$10,143,540	$11,134,431	$11,541,599	$8,885,304
Portfolio turnover rateI	24%J	31%J	39%J	52%	35%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.36 per share is comprised of distributions from net investment income of $.446 and distributions from net realized gain of $.917 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,485,701,363
Gross unrealized depreciation	(1,055,252,137)
Net unrealized appreciation (depreciation) on securities	$3,430,449,226
Tax Cost	$16,436,757,231

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$254,097,706
Capital loss carryforward	$(279,143,514)
Net unrealized appreciation (depreciation) on securities and other investments	$3,427,794,734

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(253,503,329)
Long-term	(25,640,185)
Total capital loss carryforward	$(279,143,514)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$233,748,599	$ 285,525,428
Long-term Capital Gains	81,324,466	625,108,082
Total	$315,073,065	$ 910,633,510

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(8,812,672) and a change in net unrealized appreciation (depreciation) of $(5,685,967) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,968,439,523 and $6,510,142,470, respectively.

Redemptions In-Kind. During the period, 15,503,523 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $522,690,109. The net realized gain of $150,666,425 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 38,482,360 shares of the Fund held by unaffiliated entities were redeemed for investments, including accrued interest, and cash with a value of $1,420,531,036. The Fund had a net realized gain of $459,567,220 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$20,780,594.18
Class K	4,271,302.05
	$25,051,896

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $31,170 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $26,063.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $53,109 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,825,713. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $557,400 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,165.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $161,437.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Diversified International	$119,184,629	$149,948,658
Class K	106,286,535	135,576,770
Total	$225,471,164	$285,525,428
From net realized gain
Diversified International	$50,476,541	$346,354,986
Class K	39,125,360	278,753,096
Total	$89,601,901	$625,108,082

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Diversified International
Shares sold	36,129,943	68,897,294	$1,223,164,498	$2,502,582,724
Reinvestment of distributions	4,457,297	13,245,636	158,724,354	468,498,147
Shares redeemed	(82,034,474)	(100,568,411)(a)	(2,791,426,898)	(3,650,099,531)(a)
Net increase (decrease)	(41,447,234)	(18,425,481)	$(1,409,538,046)	$(679,018,660)
Class K
Shares sold	41,707,314	62,832,809	$1,421,802,525	$2,295,823,882
Reinvestment of distributions	4,092,651	11,737,390	145,411,895	414,329,866
Shares redeemed	(75,871,461)(b)	(100,745,655)(a)	(2,579,020,091)(b)	(3,674,626,947)(a)
Net increase (decrease)	(30,071,496)	(26,175,456)	$(1,011,805,671)	$(964,473,199)

 (a) Amount includes in-kind redemptions (see Note 5: Prior Fiscal Year Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Diversified International	1.03%
Actual		$1,000.00	$1,001.20	$5.18
Hypothetical-C		$1,000.00	$1,019.96	$5.23
Class K	.90%
Actual		$1,000.00	$1,001.80	$4.53
Hypothetical-C		$1,000.00	$1,020.61	$4.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund
Diversified International	12/12/16	12/09/16	$0.383	$0.069
Class K	12/12/16	12/09/16	$0.430	$0.069

Diversified International designates 8% and Class K designates 7% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Diversified International and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund
Diversified International	12/07/15	$0.3820	$0.0360
Class K	12/07/15	$0.4320	$0.0360

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Diversified International Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratio of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity's Broadly Diversified International Equity Funds

Fidelity® Diversified International Fund

Fidelity® International Capital Appreciation Fund

Fidelity® Overseas Fund

Fidelity® Worldwide Fund

Annual Report

October 31, 2016

Contents

Fidelity® Diversified International Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® International Capital Appreciation Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Overseas Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Worldwide Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Diversified International Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Diversified International Fund	(3.70)%	6.65%	2.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$12,261	Fidelity® Diversified International Fund
$11,465	MSCI EAFE Index

Fidelity® Diversified International Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps stock outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager William Bower:  For the year, the fund’s share classes modestly lagged the -3.03% result of the benchmark MSCI EAFE Index. On the plus side, favorable stock selection and a helpful overweighting in the information technology sector helped most versus the benchmark. Notably, an out-of-benchmark stake in Taiwan Semiconductor Manufacturing proved the fund's top individual contributor. Elsewhere, good stock picks in financials and consumer staples also added significant value. Conversely, the fund faced stock-picking headwinds in consumer discretionary, where an unfavorable overweighting added further drag. An overweighting in Next proved the fund's biggest individual relative detractor, as the British apparel and home furnishings retailer faced increased competition and a difficult market. Positioning in the industrials and materials sectors also detracted. Among individual holdings, biotechs populated the list of contributors and detractors amid a politically and sometimes clinically difficult period. Regionally, out-of-benchmark allocations to emerging markets, Canada and the U.S. added substantial value. Most of the fund's detractions derived from stock picks in the U.K., although positioning in the Asia Pacific ex Japan region also hurt. A cash stake of 2%, on average, helped in a declining market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Diversified International Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	15.9%
United Kingdom	13.2%
United States of America*	10.7%
Germany	8.9%
Netherlands	5.2%
France	5.0%
Canada	4.3%
India	3.5%
Ireland	3.2%
Other	30.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United Kingdom	15.6%
Japan	14.4%
United States of America*	9.9%
Germany	8.7%
Switzerland	4.7%
France	4.5%
Netherlands	4.4%
Canada	3.6%
Ireland	3.4%
Other	30.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.9	98.9
Short-Term Investments and Net Other Assets (Liabilities)	3.1	1.1

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
ORIX Corp. (Japan, Diversified Financial Services)	1.9	1.9
Bayer AG (Germany, Pharmaceuticals)	1.9	1.8
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.6	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.8
Fresenius SE & Co. KGaA (Germany, Health Care Providers & Services)	1.5	1.4
AIA Group Ltd. (Hong Kong, Insurance)	1.5	1.6
Sanofi SA (France, Pharmaceuticals)	1.4	1.4
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.3	1.2
Keyence Corp. (Japan, Electronic Equipment & Components)	1.3	1.2
SAP AG (Germany, Software)	1.3	1.1
	15.3

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	21.4
Health Care	15.8	17.8
Consumer Staples	14.9	15.2
Information Technology	14.8	12.9
Consumer Discretionary	12.2	15.5
Industrials	7.8	6.1
Energy	3.5	3.3
Materials	3.0	3.6
Telecommunication Services	2.9	2.6
Real Estate	0.5	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Diversified International Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 1.3%
Australia & New Zealand Banking Group Ltd.	5,627,393	$119,219,106
Bapcor Ltd.	919,973	3,590,094
CSL Ltd.	467,456	35,740,731
Magellan Financial Group Ltd.	2,973,705	48,160,053
Ramsay Health Care Ltd.	865,228	48,284,007

TOTAL AUSTRALIA		254,993,991

Bailiwick of Jersey - 2.2%
Shire PLC	2,826,800	159,608,756
Shire PLC sponsored ADR	189,029	31,877,851
Wolseley PLC	2,687,555	139,839,507
WPP PLC	4,949,809	107,475,456

TOTAL BAILIWICK OF JERSEY		438,801,570

Belgium - 2.5%
Anheuser-Busch InBev SA NV	2,651,630	304,326,947
KBC Groep NV	3,037,673	185,103,954

TOTAL BELGIUM		489,430,901

Bermuda - 0.1%
Credicorp Ltd. (United States)	128,800	19,149,984
Canada - 4.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	4,653,581	233,771,929
Cenovus Energy, Inc.	3,364,800	48,541,624
CGI Group, Inc. Class A (sub. vtg.) (a)	2,808,900	133,419,085
Constellation Software, Inc.	67,738	31,732,776
Fairfax India Holdings Corp. (a)	5,962,400	67,077,000
Imperial Oil Ltd.	2,123,600	68,870,946
Keyera Corp.	978,700	29,376,323
PrairieSky Royalty Ltd. (b)	925,498	20,127,322
Suncor Energy, Inc.	5,400,300	162,053,288
Tourmaline Oil Corp. (a)	2,158,400	56,562,857

TOTAL CANADA		851,533,150

Cayman Islands - 1.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,837,700	186,875,713
Yihai International Holding Ltd.	31,911,000	14,606,836

TOTAL CAYMAN ISLANDS		201,482,549

China - 0.8%
Kweichow Moutai Co. Ltd. (A Shares)	2,053,310	96,350,234
Qingdao Haier Co. Ltd.	44,831,078	66,031,193

TOTAL CHINA		162,381,427

Curacao - 0.8%
Schlumberger Ltd.	1,942,225	151,940,262
Denmark - 1.7%
DONG Energy A/S	887,800	35,206,449
Genmab A/S (a)	260,601	42,998,896
NNIT A/S	762,332	22,670,371
Novo Nordisk A/S Series B	6,603,195	235,242,184

TOTAL DENMARK		336,117,900

Finland - 0.3%
Sampo Oyj (A Shares)	1,395,800	63,947,222
France - 5.0%
Accor SA	282,281	10,716,991
ALTEN	208,896	14,930,738
Amundi SA	2,160,384	105,878,365
AXA SA	5,481,800	123,682,130
BNP Paribas SA	363,100	21,061,656
Capgemini SA	794,084	65,796,347
Danone SA	1,344,634	93,261,553
LVMH Moet Hennessy - Louis Vuitton SA	217,348	39,570,644
Maisons du Monde SA	929,200	26,214,753
Publicis Groupe SA	808,916	55,499,221
Rubis	177,200	16,160,830
Sanofi SA	3,391,434	263,917,385
Societe Generale Series A	1,054,400	41,129,518
Technip SA	470,285	31,192,149
VINCI SA (b)	568,000	41,139,982
Worldline SA (Reg. S) (a)(c)	1,031,517	28,353,989

TOTAL FRANCE		978,506,251

Germany - 7.7%
adidas AG	833,700	136,971,886
Axel Springer Verlag AG	874,500	43,789,596
Bayer AG	3,763,062	373,633,249
Continental AG	103,700	19,870,192
Deutsche Borse AG (a)	360,250	28,030,519
Deutsche Post AG	1,321,395	40,949,347
Fresenius Medical Care AG & Co. KGaA	119,700	9,750,060
Fresenius SE & Co. KGaA	3,930,700	290,135,621
Innogy SE	1,016,199	40,354,387
KION Group AG	652,888	39,433,263
ProSiebenSat.1 Media AG	2,818,190	121,458,830
Rational AG	37,794	19,603,252
SAP AG	2,777,652	244,709,558
Scout24 Holding GmbH (a)	181,900	6,271,972
Symrise AG	1,235,800	84,801,032

TOTAL GERMANY		1,499,762,764

Hong Kong - 2.0%
AIA Group Ltd.	44,982,200	283,910,063
China Resources Beer Holdings Co. Ltd.	16,573,333	35,259,910
Techtronic Industries Co. Ltd.	17,722,000	66,724,139

TOTAL HONG KONG		385,894,112

India - 3.5%
Axis Bank Ltd.	5,980,583	43,653,792
Bharti Infratel Ltd.	15,123,228	78,364,568
HDFC Bank Ltd.	10,285,876	229,848,492
Housing Development Finance Corp. Ltd.	8,188,299	170,835,452
ICICI Bank Ltd. (a)	10,080,050	41,947,973
ITC Ltd.	24,591,186	89,619,624
LIC Housing Finance Ltd.	3,164,765	27,647,918

TOTAL INDIA		681,917,819

Indonesia - 0.7%
PT Bank Central Asia Tbk	55,157,600	65,628,582
PT Bank Rakyat Indonesia Tbk	84,735,200	79,228,191

TOTAL INDONESIA		144,856,773

Ireland - 3.2%
Allergan PLC (a)	434,600	90,805,324
CRH PLC	1,227,100	39,708,539
DCC PLC (United Kingdom)	813,689	66,380,423
James Hardie Industries PLC CDI	920,965	13,752,348
Kerry Group PLC Class A	1,004,300	72,917,388
Kingspan Group PLC (Ireland)	803,600	19,671,987
Medtronic PLC	1,435,900	117,772,518
Paddy Power PLC (Ireland)	243,300	25,185,887
Ryanair Holdings PLC sponsored ADR	2,464,332	185,046,690

TOTAL IRELAND		631,241,104

Isle of Man - 0.5%
Paysafe Group PLC (a)	12,201,849	64,668,824
Playtech Ltd.	2,395,598	27,210,927

TOTAL ISLE OF MAN		91,879,751

Israel - 1.8%
Check Point Software Technologies Ltd. (a)	1,448,900	122,518,984
Teva Pharmaceutical Industries Ltd. sponsored ADR	5,171,900	221,047,006

TOTAL ISRAEL		343,565,990

Italy - 0.5%
Intesa Sanpaolo SpA	38,137,500	88,428,338
Japan - 15.9%
Astellas Pharma, Inc.	14,307,800	212,354,404
Casio Computer Co. Ltd. (b)	1,734,500	24,246,944
Daito Trust Construction Co. Ltd.	375,800	62,979,737
Dentsu, Inc.	1,619,700	80,930,943
Don Quijote Holdings Co. Ltd.	1,972,500	75,141,961
Hoya Corp.	7,574,500	316,717,674
Japan Exchange Group, Inc.	4,599,000	68,544,264
Japan Tobacco, Inc.	5,209,100	198,389,867
Kaken Pharmaceutical Co. Ltd.	336,900	21,267,074
KDDI Corp.	7,411,400	225,255,983
Keyence Corp.	344,410	253,077,473
Minebea Mitsumi, Inc.	3,205,000	32,823,210
Misumi Group, Inc.	2,453,400	44,847,600
Morinaga & Co. Ltd.	610,100	28,419,362
Nabtesco Corp.	203,000	6,078,192
NGK Spark Plug Co. Ltd.	256,500	5,077,658
Nidec Corp.	221,700	21,499,847
Nippon Telegraph & Telephone Corp.	882,700	39,136,129
Nitori Holdings Co. Ltd.	1,000,000	119,862,687
Olympus Corp.	2,575,600	92,099,743
ORIX Corp.	23,776,200	377,603,324
Rakuten, Inc.	8,886,100	102,740,500
Recruit Holdings Co. Ltd.	2,241,800	90,210,699
Seven & i Holdings Co. Ltd.	2,797,200	116,907,863
Shinsei Bank Ltd.	26,430,000	42,844,474
Shionogi & Co. Ltd.	405,700	20,031,607
SoftBank Corp.	1,758,800	110,771,198
Sony Corp.	779,700	24,574,778
Start Today Co. Ltd.	1,648,200	28,981,413
Sundrug Co. Ltd.	86,700	6,837,122
Suzuki Motor Corp.	825,300	29,354,143
Tsuruha Holdings, Inc.	1,539,600	177,934,128
Welcia Holdings Co. Ltd.	992,400	67,850,749

TOTAL JAPAN		3,125,392,750

Korea (South) - 0.4%
Orion Corp.	50,630	31,650,528
Samsung Biologics Co. Ltd. (a)	31,389	3,732,359
Samsung Electronics Co. Ltd.	36,075	51,695,446

TOTAL KOREA (SOUTH)		87,078,333

Luxembourg - 0.6%
Eurofins Scientific SA	248,700	112,999,015
Netherlands - 5.2%
AerCap Holdings NV (a)	1,668,900	68,608,479
Altice NV:
Class A (a)	6,244,090	115,154,757
Class B (a)	2,794,227	52,007,135
Gree Electric Appliances, Inc. of Zhuhai ELS (A Shares)(BNP Paribas Warrants Program) warrants 12/2/16 (a)(c)	6,168,200	20,391,452
IMCD Group BV	1,601,847	69,290,838
ING Groep NV (Certificaten Van Aandelen)	10,276,800	134,903,745
Koninklijke Philips Electronics NV	1,899,000	57,220,978
NXP Semiconductors NV (a)	1,296,500	129,650,000
RELX NV	7,788,631	131,336,068
Unilever NV (Certificaten Van Aandelen) (Bearer) (b)	5,143,757	215,585,633
Wolters Kluwer NV	712,000	27,555,238

TOTAL NETHERLANDS		1,021,704,323

New Zealand - 0.1%
Ryman Healthcare Group Ltd.	3,044,705	19,334,145
Norway - 0.5%
Statoil ASA (b)	6,560,700	107,110,042
Philippines - 0.2%
Alliance Global Group, Inc.	124,309,956	36,602,896
Singapore - 0.4%
Broadcom Ltd.	410,400	69,882,912
South Africa - 1.4%
Aspen Pharmacare Holdings Ltd.	1,103,800	24,045,178
Capitec Bank Holdings Ltd.	254,800	12,944,322
Naspers Ltd. Class N	1,382,599	231,726,002

TOTAL SOUTH AFRICA		268,715,502

Spain - 2.3%
Amadeus IT Holding SA Class A	3,580,400	169,006,517
Hispania Activos Inmobiliarios SA	3,226,880	39,744,691
Inditex SA	6,535,485	228,466,497
Telepizza Group SAU	1,987,500	9,381,646

TOTAL SPAIN		446,599,351

Sweden - 2.9%
ASSA ABLOY AB (B Shares)	5,811,000	105,605,951
Coor Service Management Holding AB (d)	5,253,500	30,536,334
HEXPOL AB (B Shares)	1,617,700	13,298,520
Nordea Bank AB	15,779,600	165,882,212
Svenska Cellulosa AB (SCA) (B Shares)	6,210,060	175,944,194
Svenska Handelsbanken AB (A Shares)	5,834,700	79,545,194

TOTAL SWEDEN		570,812,405

Switzerland - 3.0%
Actelion Ltd.	438,528	63,371,739
Credit Suisse Group AG	6,034,466	84,197,550
Julius Baer Group Ltd.	1,001,770	40,553,252
Sika AG	27,801	133,617,863
Syngenta AG (Switzerland)	397,930	159,238,017
UBS Group AG	7,874,577	111,408,295

TOTAL SWITZERLAND		592,386,716

Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	8,204,800	255,169,280
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)	9,071,900	44,534,193
United Kingdom - 13.2%
B&M European Value Retail S.A.	27,216,217	78,151,476
Booker Group PLC	14,248,800	31,288,313
British American Tobacco PLC sponsored ADR	915,768	105,212,586
BT Group PLC	20,748,100	95,234,604
Bunzl PLC	1,957,470	52,686,793
Coca-Cola European Partners PLC	833,000	32,020,520
Compass Group PLC	6,546,576	118,455,588
Dialog Semiconductor PLC (a)	1,423,400	55,860,711
Dignity PLC	558,100	18,123,025
Domino's Pizza UK & IRL PLC	452,060	1,881,846
Essentra PLC (d)	14,193,720	88,602,878
Halma PLC	1,398,656	17,941,288
Howden Joinery Group PLC	7,816,700	35,869,086
IMI PLC	1,826,035	22,216,565
Imperial Tobacco Group PLC	2,862,366	138,582,367
Indivior PLC	10,319,000	39,710,154
Informa PLC	4,533,371	37,315,990
ITV PLC	36,120,200	75,379,968
Liberty Global PLC Class A (a)	1,536,400	50,086,640
Lloyds Banking Group PLC	330,669,100	230,913,897
London Stock Exchange Group PLC	2,758,500	94,876,953
Melrose Industries PLC	49,664,809	102,582,664
Micro Focus International PLC	4,275,483	112,042,624
Next PLC	1,870,900	110,285,514
Polypipe Group PLC	4,044,400	12,474,871
Prudential PLC	12,073,793	197,030,564
Reckitt Benckiser Group PLC	2,240,687	200,452,984
Rio Tinto PLC	1,528,200	53,143,626
Rolls-Royce Holdings PLC	3,926,100	34,850,472
Schroders PLC	457,400	15,782,386
Softcat PLC	5,414,200	21,471,418
Spectris PLC	1,902,600	47,716,752
St. James's Place Capital PLC	13,058,800	151,048,529
Standard Life PLC	2,848,121	11,776,046
Virgin Money Holdings Uk PLC	7,334,882	29,537,277
Whitbread PLC	1,431,375	63,334,909

TOTAL UNITED KINGDOM		2,583,941,884

United States of America - 7.6%
Activision Blizzard, Inc.	917,700	39,617,109
Alexion Pharmaceuticals, Inc. (a)	156,600	20,436,300
Alphabet, Inc.:
Class A	102,405	82,937,810
Class C (a)	207,903	163,108,220
Amgen, Inc.	596,700	84,230,172
Coach, Inc.	389,700	13,986,333
Coty, Inc. Class A	7,358,800	169,178,812
Extraction Oil & Gas, Inc.	201,763	4,309,658
Fidelity National Information Services, Inc.	666,600	49,275,072
MasterCard, Inc. Class A	1,456,200	155,842,524
Molson Coors Brewing Co. Class B	627,700	65,161,537
MSCI, Inc.	489,900	39,285,081
NJOY, Inc. (a)(e)	9,361,811	94
Oceaneering International, Inc.	1,244,200	29,611,960
Qualcomm, Inc.	1,701,200	116,906,464
Regeneron Pharmaceuticals, Inc. (a)	138,100	47,647,262
S&P Global, Inc.	1,533,500	186,856,975
Spectrum Brands Holdings, Inc.	249,200	33,701,808
Vertex Pharmaceuticals, Inc. (a)	448,800	34,045,968
Visa, Inc. Class A	1,808,200	149,194,582

TOTAL UNITED STATES OF AMERICA		1,485,333,741

TOTAL COMMON STOCKS
(Cost $15,114,310,160)		18,643,429,346

Nonconvertible Preferred Stocks - 1.8%
Brazil - 0.6%
Itau Unibanco Holding SA	8,734,550	105,077,293
Germany - 1.2%
Henkel AG & Co. KGaA	1,731,300	222,172,493
Jungheinrich AG	532,400	16,799,788

TOTAL GERMANY		238,972,281

United Kingdom - 0.0%
Rolls-Royce Holdings PLC	180,600,600	221,055
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $223,284,900)		344,270,629

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 0.41% (f)	565,696,933	565,866,642
Fidelity Securities Lending Cash Central Fund 0.48% (f)(g)	313,577,124	313,639,840
TOTAL MONEY MARKET FUNDS
(Cost $879,398,788)		879,506,482
TOTAL INVESTMENT PORTFOLIO - 101.4%
(Cost $16,216,993,848)		19,867,206,457
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(267,547,101)
NET ASSETS - 100%		$19,599,659,356

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $48,745,441 or 0.2% of net assets.

 (d) Affiliated company

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $94 or 0.0% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
NJOY, Inc.	6/7/13 - 2/14/14	$10,471,244

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,634,631
Fidelity Securities Lending Cash Central Fund	5,825,713
Total	$7,460,344

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Coor Service Management Holding AB	$22,025,249	$--	$615,431	$1,114,274	$30,536,334
Essentra PLC	176,517,577	7,483,784	3,907,199	3,928,934	88,602,878
Fairfax India Holdings Corp.	64,252,650	--	1,613,900	--	--
Poundland Group PLC	60,695,655	2,415,927	44,509,053	347,496	--
Total	$323,491,131	$9,899,711	$50,645,583	$5,390,704	$119,139,212

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,417,747,329	$1,869,240,053	$548,507,182	$94
Consumer Staples	2,942,798,451	2,649,083,914	293,714,537	--
Energy	705,386,773	598,276,731	107,110,042	--
Financials	4,158,376,467	2,781,857,140	1,356,127,875	20,391,452
Health Care	3,055,506,753	1,797,268,356	1,258,238,397	--
Industrials	1,551,982,075	1,222,968,606	329,013,469	--
Information Technology	2,866,885,115	2,622,175,557	244,709,558	--
Materials	586,162,823	334,072,641	252,090,182	--
Real Estate	102,724,428	102,724,428	--	--
Telecommunication Services	548,762,482	78,364,568	470,397,914	--
Utilities	51,367,279	51,367,279	--	--
Money Market Funds	879,506,482	879,506,482	--	--
Total Investments in Securities:	$19,867,206,457	$14,986,905,755	$4,859,909,156	$20,391,546

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$1,014,228,192
Level 2 to Level 1	$4,211,380,785

See accompanying notes which are an integral part of the financial statements.

Fidelity® Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $278,044,304) — See accompanying schedule: Unaffiliated issuers (cost $15,167,365,472)	$18,868,560,763
Fidelity Central Funds (cost $879,398,788)	879,506,482
Other affiliated issuers (cost $170,229,588)	119,139,212
Total Investments (cost $16,216,993,848)		$19,867,206,457
Receivable for investments sold		49,334,588
Receivable for fund shares sold		7,719,574
Dividends receivable		59,327,842
Distributions receivable from Fidelity Central Funds		440,617
Prepaid expenses		52,622
Other receivables		1,753,626
Total assets		19,985,835,326
Liabilities
Payable for investments purchased	$24,724,451
Payable for fund shares redeemed	30,212,956
Accrued management fee	13,343,503
Other affiliated payables	2,208,685
Other payables and accrued expenses	2,064,530
Collateral on securities loaned, at value	313,621,845
Total liabilities		386,175,970
Net Assets		$19,599,659,356
Net Assets consist of:
Paid in capital		$16,198,382,469
Undistributed net investment income		215,664,801
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(461,972,241)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,647,584,327
Net Assets		$19,599,659,356
Diversified International:
Net Asset Value, offering price and redemption price per share ($10,990,703,320 ÷ 320,595,207 shares)		$34.28
Class K:
Net Asset Value, offering price and redemption price per share ($8,608,956,036 ÷ 251,367,060 shares)		$34.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends (including $5,390,704 earned from other affiliated issuers)		$489,275,848
Interest		43,673
Income from Fidelity Central Funds		7,460,344
Income before foreign taxes withheld		496,779,865
Less foreign taxes withheld		(39,406,571)
Total income		457,373,294
Expenses
Management fee
Basic fee	$140,058,350
Performance adjustment	37,619,130
Transfer agent fees	25,051,896
Accounting and security lending fees	2,249,705
Custodian fees and expenses	2,083,259
Independent trustees' fees and expenses	91,545
Appreciation in deferred trustee compensation account	18
Registration fees	134,320
Audit	168,038
Legal	71,852
Miscellaneous	182,986
Total expenses before reductions	207,711,099
Expense reductions	(721,002)	206,990,097
Net investment income (loss)		250,383,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(77,570,402)
Fidelity Central Funds	31,871
Other affiliated issuers	(32,362,791)
Foreign currency transactions	1,919,863
Futures contracts	(8,812,672)
Total net realized gain (loss)		(116,794,131)
Change in net unrealized appreciation (depreciation) on: Investment securities	(992,663,661)
Assets and liabilities in foreign currencies	(2,828,537)
Futures contracts	(5,685,967)
Total change in net unrealized appreciation (depreciation)		(1,001,178,165)
Net gain (loss)		(1,117,972,296)
Net increase (decrease) in net assets resulting from operations		$(867,589,099)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$250,383,197	$255,650,579
Net realized gain (loss)	(116,794,131)	526,274,148
Change in net unrealized appreciation (depreciation)	(1,001,178,165)	59,726,439
Net increase (decrease) in net assets resulting from operations	(867,589,099)	841,651,166
Distributions to shareholders from net investment income	(225,471,164)	(285,525,428)
Distributions to shareholders from net realized gain	(89,601,901)	(625,108,082)
Total distributions	(315,073,065)	(910,633,510)
Share transactions - net increase (decrease)	(2,421,343,717)	(1,643,491,859)
Redemption fees	142,450	259,689
Total increase (decrease) in net assets	(3,603,863,431)	(1,712,214,514)
Net Assets
Beginning of period	23,203,522,787	24,915,737,301
End of period	$19,599,659,356	$23,203,522,787
Other Information
Undistributed net investment income end of period	$215,664,801	$210,045,135

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Diversified International Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$36.07	$36.22	$35.89	$29.07	$27.49
Income from Investment Operations
Net investment income (loss)A	.39	.36	.60B	.44	.42
Net realized and unrealized gain (loss)	(1.71)	.80	.28	6.90	1.65
Total from investment operations	(1.32)	1.16	.88	7.34	2.07
Distributions from net investment income	(.33)C	(.40)	(.32)	(.46)	(.49)
Distributions from net realized gain	(.14)C	(.92)	(.23)	(.07)	–
Total distributions	(.47)	(1.31)D	(.55)	(.52)E	(.49)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$34.28	$36.07	$36.22	$35.89	$29.07
Total ReturnG	(3.70)%	3.29%	2.48%	25.66%	7.72%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.05%	1.00%	.93%	.94%	1.01%
Expenses net of fee waivers, if any	1.05%	.99%	.93%	.94%	1.01%
Expenses net of all reductions	1.05%	.99%	.92%	.92%	.99%
Net investment income (loss)	1.15%	.98%	1.65%B	1.38%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$10,990,703	$13,059,983	$13,781,306	$14,432,586	$13,269,769
Portfolio turnover rateJ	24%K	31%K	39%K	52%	35%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.31 per share is comprised of distributions from net investment income of $.397 and distributions from net realized gain of $.917 per share.

 E Total distributions of $.52 per share is comprised of distributions from net investment income of $.456 and distributions from net realized gain of $.068 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Diversified International Fund Class K

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$36.04	$36.20	$35.87	$29.06	$27.51
Income from Investment Operations
Net investment income (loss)A	.44	.40	.65B	.49	.47
Net realized and unrealized gain (loss)	(1.71)	.80	.28	6.90	1.63
Total from investment operations	(1.27)	1.20	.93	7.39	2.10
Distributions from net investment income	(.38)C	(.45)	(.37)	(.51)	(.55)
Distributions from net realized gain	(.14)C	(.92)	(.23)	(.07)	–
Total distributions	(.52)	(1.36)D	(.60)	(.58)	(.55)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$34.25	$36.04	$36.20	$35.87	$29.06
Total ReturnF	(3.57)%	3.40%	2.63%	25.86%	7.86%
Ratios to Average Net AssetsG,H
Expenses before reductions	.92%	.87%	.80%	.80%	.84%
Expenses net of fee waivers, if any	.92%	.87%	.80%	.80%	.84%
Expenses net of all reductions	.92%	.86%	.79%	.78%	.83%
Net investment income (loss)	1.28%	1.10%	1.78%B	1.52%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$8,608,956	$10,143,540	$11,134,431	$11,541,599	$8,885,304
Portfolio turnover rateI	24%J	31%J	39%J	52%	35%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.36 per share is comprised of distributions from net investment income of $.446 and distributions from net realized gain of $.917 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,485,701,363
Gross unrealized depreciation	(1,055,252,137)
Net unrealized appreciation (depreciation) on securities	$3,430,449,226
Tax Cost	$16,436,757,231

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$254,097,706
Capital loss carryforward	$(279,143,514)
Net unrealized appreciation (depreciation) on securities and other investments	$3,427,794,734

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(253,503,329)
Long-term	(25,640,185)
Total capital loss carryforward	$(279,143,514)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$233,748,599	$ 285,525,428
Long-term Capital Gains	81,324,466	625,108,082
Total	$315,073,065	$ 910,633,510

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(8,812,672) and a change in net unrealized appreciation (depreciation) of $(5,685,967) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,968,439,523 and $6,510,142,470, respectively.

Redemptions In-Kind. During the period, 15,503,523 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $522,690,109. The net realized gain of $150,666,425 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 38,482,360 shares of the Fund held by unaffiliated entities were redeemed for investments, including accrued interest, and cash with a value of $1,420,531,036. The Fund had a net realized gain of $459,567,220 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$20,780,594.18
Class K	4,271,302.05
	$25,051,896

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $31,170 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $26,063.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $53,109 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,825,713. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $557,400 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,165.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $161,437.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Diversified International	$119,184,629	$149,948,658
Class K	106,286,535	135,576,770
Total	$225,471,164	$285,525,428
From net realized gain
Diversified International	$50,476,541	$346,354,986
Class K	39,125,360	278,753,096
Total	$89,601,901	$625,108,082

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Diversified International
Shares sold	36,129,943	68,897,294	$1,223,164,498	$2,502,582,724
Reinvestment of distributions	4,457,297	13,245,636	158,724,354	468,498,147
Shares redeemed	(82,034,474)	(100,568,411)(a)	(2,791,426,898)	(3,650,099,531)(a)
Net increase (decrease)	(41,447,234)	(18,425,481)	$(1,409,538,046)	$(679,018,660)
Class K
Shares sold	41,707,314	62,832,809	$1,421,802,525	$2,295,823,882
Reinvestment of distributions	4,092,651	11,737,390	145,411,895	414,329,866
Shares redeemed	(75,871,461)(b)	(100,745,655)(a)	(2,579,020,091)(b)	(3,674,626,947)(a)
Net increase (decrease)	(30,071,496)	(26,175,456)	$(1,011,805,671)	$(964,473,199)

 (a) Amount includes in-kind redemptions (see Note 5: Prior Fiscal Year Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® International Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Capital Appreciation Fund	0.53%	9.24%	3.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation Fund on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$14,483	Fidelity® International Capital Appreciation Fund
$11,904	MSCI ACWI (All Country World Index) ex USA Index

Fidelity® International Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund rose 0.53%, just ahead of the MSCI ACWI (All Country World Index) ex USA Index. Versus the MSCI benchmark, stock selection and a sizable underweighting in financials lifted the fund’s result, as did our picks in health care. Geographically, a large out-of-benchmark allocation to the U.S. and positioning in Europe ex U.K. were beneficial. Our top relative contributor was Switzerland-based health care firm Novartis, a weak-performing benchmark stock I sold from the fund in January 2016. Out-of-benchmark exposure to U.S. firm Domino’s Pizza also helped, as did overweighting Japan-based drugstore chains Tsuruha Holdings and Sundrug, and Brazil’s Kroton Educacional, the world's largest for-profit operator of colleges. Conversely, underweighting the strong-performing energy sector detracted. Geographically, stock picking in the U.K. was a noteworthy negative, along with positioning in Canada. Japan-based drugstore chain Kusuri No Aoki – which I sold – was the fund’s largest relative detractor. Our result was curbed by U.K. holdings that were hurt by the Brexit decision, including Big Yellow Group, which operates a chain of self-storage facilities, and Howden Joinery Group, a maker of kitchen cabinets. Overweighting Denmark-based Novo Nordisk, a specialist in diabetes treatments, worked against us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® International Capital Appreciation Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
United States of America*	21.5%
Japan	12.4%
United Kingdom	10.7%
Germany	5.1%
Ireland	4.3%
France	3.2%
Switzerland	3.0%
Cayman Islands	2.8%
Canada	2.8%
Other	34.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, as applicable.

As of April 30, 2016
United States of America*	22.2%
United Kingdom	14.9%
Japan	9.5%
Germany	9.0%
Ireland	4.5%
Switzerland	3.9%
France	3.4%
Australia	3.1%
India	2.9%
Other	26.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	98.9
Short-Term Investments and Net Other Assets (Liabilities)	1.4	1.1

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	1.8	1.9
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.3	1.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.2	1.1
Unilever PLC (United Kingdom, Personal Products)	1.2	1.2
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.1	1.2
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.1	0.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.0	1.1
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	0.9	1.1
Naspers Ltd. Class N (South Africa, Media)	0.9	0.8
AIA Group Ltd. (Hong Kong, Insurance)	0.9	0.9
	11.4

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	18.4	17.1
Industrials	17.9	14.9
Information Technology	17.7	19.2
Consumer Discretionary	14.5	14.5
Health Care	8.6	11.9
Financials	7.9	11.7
Materials	7.5	8.1
Real Estate	3.6	0.0
Telecommunication Services	2.0	1.5
Energy	0.5	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® International Capital Appreciation Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 2.7%
Amcor Ltd.	899,282	$10,056,032
Carsales.com Ltd.	847,670	6,873,809
realestate.com.au Ltd.	240,606	9,360,102
Sydney Airport unit	2,165,845	10,313,715
Transurban Group unit	1,408,941	11,135,809

TOTAL AUSTRALIA		47,739,467

Bailiwick of Jersey - 1.3%
Experian PLC	581,000	11,186,295
WPP PLC	557,800	12,111,540

TOTAL BAILIWICK OF JERSEY		23,297,835

Belgium - 1.0%
Anheuser-Busch InBev SA NV	160,830	18,458,421
Bermuda - 1.5%
Axalta Coating Systems (a)	349,600	8,781,952
Credicorp Ltd. (United States)	64,900	9,649,332
IHS Markit Ltd. (a)	234,400	8,623,576

TOTAL BERMUDA		27,054,860

Brazil - 1.5%
Cielo SA	673,400	6,835,263
Kroton Educacional SA	1,956,600	9,746,222
Ultrapar Participacoes SA	414,900	9,401,540

TOTAL BRAZIL		25,983,025

Canada - 2.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	197,100	9,901,288
Canadian National Railway Co.	213,600	13,427,833
CCL Industries, Inc. Class B	45,920	8,166,523
Constellation Software, Inc.	20,960	9,818,994
Open Text Corp.	125,600	7,798,381

TOTAL CANADA		49,113,019

Cayman Islands - 2.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	189,030	19,222,461
New Oriental Education & Technology Group, Inc. sponsored ADR	173,900	8,717,607
Tencent Holdings Ltd.	835,800	22,150,653

TOTAL CAYMAN ISLANDS		50,090,721

Denmark - 2.0%
Coloplast A/S Series B	139,400	9,710,978
DSV de Sammensluttede Vognmaend A/S	183,000	8,869,388
Novo Nordisk A/S Series B sponsored ADR	470,680	16,727,967

TOTAL DENMARK		35,308,333

France - 3.2%
Dassault Systemes SA	125,300	9,922,718
Essilor International SA	103,986	11,689,025
L'Oreal SA	71,700	12,833,450
Sodexo SA	83,230	9,666,495
VINCI SA	166,000	12,023,305

TOTAL FRANCE		56,134,993

Germany - 4.6%
CTS Eventim AG	262,329	9,425,312
Fresenius Medical Care AG & Co. KGaA	134,900	10,988,163
Fresenius SE & Co. KGaA	157,920	11,656,503
Henkel AG & Co. KGaA	110,989	12,220,369
ProSiebenSat.1 Media AG	247,060	10,647,834
Scout24 Holding GmbH (a)	276,706	9,540,914
Symrise AG	121,700	8,351,097
Wirecard AG	177,811	8,435,223

TOTAL GERMANY		81,265,415

Hong Kong - 0.9%
AIA Group Ltd.	2,568,400	16,210,737
India - 2.7%
GlaxoSmithKline Consumer Healthcare Ltd.	94,421	8,604,773
Godrej Consumer Products Ltd.	347,711	8,387,647
HDFC Bank Ltd.	390,477	8,725,611
Housing Development Finance Corp. Ltd.	573,728	11,969,895
ITC Ltd.	2,839,532	10,348,333

TOTAL INDIA		48,036,259

Indonesia - 1.7%
PT Bank Central Asia Tbk	8,574,500	10,202,262
PT Bank Rakyat Indonesia Tbk	10,724,600	10,027,600
PT Matahari Department Store Tbk	6,884,400	9,510,370

TOTAL INDONESIA		29,740,232

Ireland - 4.3%
Accenture PLC Class A	75,400	8,764,496
Allegion PLC	144,500	9,224,880
CRH PLC	328,300	10,623,677
James Hardie Industries PLC CDI	677,327	10,114,213
Kerry Group PLC Class A	137,700	9,997,734
Kingspan Group PLC (Ireland)	397,908	9,740,718
Medtronic PLC	108,820	8,925,416
Paddy Power PLC (Ireland)	97,350	10,077,460

TOTAL IRELAND		77,468,594

Isle of Man - 0.5%
Playtech Ltd.	823,125	9,349,646
Israel - 0.5%
Frutarom Industries Ltd.	182,400	9,651,800
Italy - 1.0%
Atlantia SpA	398,877	9,768,818
Recordati SpA	272,721	7,718,003

TOTAL ITALY		17,486,821

Japan - 12.4%
Benefit One, Inc.	312,900	9,070,430
Daikin Industries Ltd.	106,400	10,227,062
Daito Trust Construction Co. Ltd.	62,900	10,541,313
Dentsu, Inc.	192,900	9,638,562
Hoshizaki Corp.	96,500	8,723,372
Japan Tobacco, Inc.	358,700	13,661,179
Kansai Paint Co. Ltd.	392,700	8,462,878
Kao Corp.	211,900	10,921,326
KDDI Corp.	466,500	14,178,416
Keyence Corp.	15,060	11,066,307
Misumi Group, Inc.	493,500	9,021,069
Nippon Telegraph & Telephone Corp.	261,500	11,594,084
Nitori Holdings Co. Ltd.	83,700	10,032,507
OBIC Co. Ltd.	184,100	9,585,067
Recruit Holdings Co. Ltd.	229,700	9,243,196
Relo Holdings Corp.	54,920	9,086,126
Seria Co. Ltd.	114,700	9,078,001
Shionogi & Co. Ltd.	200,100	9,880,021
SMS Co., Ltd.	335,100	8,758,550
Start Today Co. Ltd.	533,400	9,379,132
Sundrug Co. Ltd.	122,900	9,691,838
Tsuruha Holdings, Inc.	83,200	9,615,562

TOTAL JAPAN		221,455,998

Kenya - 0.5%
Safaricom Ltd.	44,553,700	8,700,354
Korea (South) - 1.6%
AMOREPACIFIC Group, Inc.	73,612	9,525,271
LG Household & Health Care Ltd.	13,074	9,373,231
NAVER Corp.	13,615	10,201,534

TOTAL KOREA (SOUTH)		29,100,036

Luxembourg - 0.5%
Eurofins Scientific SA	19,900	9,041,739
Mexico - 1.5%
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	904,600	8,743,525
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	598,185	9,514,436
Grupo Aeroportuario Norte S.A.B. de CV	1,458,400	8,485,278

TOTAL MEXICO		26,743,239

Netherlands - 1.3%
RELX NV	763,926	12,881,729
Wolters Kluwer NV	270,459	10,467,081

TOTAL NETHERLANDS		23,348,810

New Zealand - 1.6%
Auckland International Airport Ltd.	2,083,396	9,818,022
Fisher & Paykel Healthcare Corp.	1,327,951	8,413,613
Ryman Healthcare Group Ltd.	1,578,470	10,023,423

TOTAL NEW ZEALAND		28,255,058

Philippines - 1.5%
Ayala Land, Inc.	11,850,700	8,870,376
SM Investments Corp.	671,654	9,319,764
SM Prime Holdings, Inc.	16,355,900	9,084,829

TOTAL PHILIPPINES		27,274,969

Russia - 0.5%
Magnit OJSC	57,464	9,634,547
South Africa - 2.0%
Capitec Bank Holdings Ltd.	199,600	10,140,057
FirstRand Ltd.	2,774,600	9,942,981
Naspers Ltd. Class N	97,197	16,290,387

TOTAL SOUTH AFRICA		36,373,425

Spain - 1.1%
Aena SA	63,030	9,254,321
Amadeus IT Holding SA Class A	209,100	9,870,200

TOTAL SPAIN		19,124,521

Sweden - 1.7%
ASSA ABLOY AB (B Shares)	596,562	10,841,593
Hexagon AB (B Shares)	262,900	9,203,676
Svenska Cellulosa AB (SCA) (B Shares)	382,500	10,837,038

TOTAL SWEDEN		30,882,307

Switzerland - 3.0%
Givaudan SA	5,470	10,585,670
Nestle SA (Reg. S)	455,373	33,020,875
Sika AG	2,090	10,045,010

TOTAL SWITZERLAND		53,651,555

Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	736,600	22,908,260
Thailand - 0.6%
Airports of Thailand PCL (For. Reg.)	898,100	9,765,996
United Kingdom - 10.7%
Ascential PLC	2,388,308	8,433,689
Auto Trader Group PLC	2,078,100	9,530,848
Big Yellow Group PLC	1,040,500	8,813,118
Booker Group PLC	4,048,295	8,889,473
British American Tobacco PLC (United Kingdom)	346,900	19,881,862
Bunzl PLC	382,742	10,301,792
Compass Group PLC	649,776	11,757,230
Dignity PLC	261,604	8,494,993
Halma PLC	736,500	9,447,469
Howden Joinery Group PLC	1,940,490	8,904,474
Imperial Tobacco Group PLC	283,898	13,745,013
Intertek Group PLC	237,000	9,915,208
Provident Financial PLC	235,400	8,499,823
Reckitt Benckiser Group PLC	171,580	15,349,633
Rightmove PLC	197,554	9,031,458
St. James's Place Capital PLC	775,900	8,974,680
Unilever PLC	509,500	21,315,605

TOTAL UNITED KINGDOM		191,286,368

United States of America - 20.1%
A.O. Smith Corp.	174,260	7,871,324
Acuity Brands, Inc.	40,330	9,016,578
Adobe Systems, Inc. (a)	77,900	8,375,029
Alphabet, Inc. Class C (a)	11,003	8,632,294
Altria Group, Inc.	133,900	8,853,468
Amazon.com, Inc. (a)	10,257	8,101,184
American Tower Corp.	76,200	8,929,878
Amphenol Corp. Class A	131,278	8,655,159
AutoZone, Inc. (a)	12,300	9,128,568
Cerner Corp. (a)	146,800	8,599,544
Constellation Brands, Inc. Class A (sub. vtg.)	49,200	8,222,304
Domino's Pizza, Inc.	52,830	8,940,949
Ecolab, Inc.	77,160	8,809,357
Equifax, Inc.	68,230	8,458,473
Facebook, Inc. Class A (a)	70,340	9,213,837
Fiserv, Inc. (a)	92,905	9,149,284
FleetCor Technologies, Inc. (a)	48,900	8,572,170
Gartner, Inc. (a)	101,300	8,715,852
HEICO Corp. Class A	142,070	8,524,200
Henry Schein, Inc. (a)	59,000	8,802,800
Home Depot, Inc.	74,000	9,028,740
International Flavors & Fragrances, Inc.	66,500	8,696,870
MasterCard, Inc. Class A	91,030	9,742,031
Mettler-Toledo International, Inc. (a)	20,320	8,210,906
Moody's Corp.	78,030	7,843,576
MSCI, Inc.	111,400	8,933,166
NIKE, Inc. Class B	169,130	8,486,943
O'Reilly Automotive, Inc. (a)	34,720	9,181,357
Philip Morris International, Inc.	99,500	9,595,780
PPG Industries, Inc.	99,846	9,298,658
Priceline Group, Inc. (a)	5,800	8,550,534
Public Storage	42,740	9,134,393
Reynolds American, Inc.	166,600	9,176,328
S&P Global, Inc.	67,563	8,232,552
Service Corp. International	333,000	8,524,800
Sherwin-Williams Co.	37,410	9,160,213
SS&C Technologies Holdings, Inc.	260,400	8,314,572
Starbucks Corp.	162,500	8,623,875
TransDigm Group, Inc.	27,530	7,500,824
Visa, Inc. Class A	110,968	9,155,970
Yum! Brands, Inc.	100,600	8,679,768

TOTAL UNITED STATES OF AMERICA		357,644,108

TOTAL COMMON STOCKS
(Cost $1,553,290,457)		1,727,581,468

Nonconvertible Preferred Stocks - 1.7%
Brazil - 1.2%
Ambev SA sponsored ADR	1,952,000	11,516,800
Itausa-Investimentos Itau SA (PN)	3,588,600	10,612,902

TOTAL BRAZIL		22,129,702

Germany - 0.5%
Sartorius AG (non-vtg.)	101,056	7,939,562
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $22,695,345)		30,069,264

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.41% (b)	13,898,209	13,902,378
Fidelity Securities Lending Cash Central Fund 0.48% (b)	931	931
TOTAL MONEY MARKET FUNDS
(Cost $13,901,783)		13,903,309
TOTAL INVESTMENT PORTFOLIO - 99.4%
(Cost $1,589,887,585)		1,771,554,041
NET OTHER ASSETS (LIABILITIES) - 0.6%		11,357,488
NET ASSETS - 100%		$1,782,911,529

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$68,777
Fidelity Securities Lending Cash Central Fund	577,112
Total	$645,889

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$259,614,161	$225,097,557	$34,516,604	$--
Consumer Staples	333,579,148	265,326,778	68,252,370	--
Energy	9,401,540	9,401,540	--	--
Financials	139,965,174	131,239,563	8,725,611	--
Health Care	148,327,663	127,628,522	20,699,141	--
Industrials	320,184,084	296,460,762	23,723,322	--
Information Technology	316,842,125	294,691,472	22,150,653	--
Materials	130,803,950	120,180,273	10,623,677	--
Real Estate	64,460,033	64,460,033	--	--
Telecommunication Services	34,472,854	8,700,354	25,772,500	--
Money Market Funds	13,903,309	13,903,309	--	--
Total Investments in Securities:	$1,771,554,041	$1,557,090,163	$214,463,878	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$21,613,156
Level 2 to Level 1	$127,010,571

See accompanying notes which are an integral part of the financial statements.

Fidelity® International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,575,985,802)	$1,757,650,732
Fidelity Central Funds (cost $13,901,783)	13,903,309
Total Investments (cost $1,589,887,585)		$1,771,554,041
Foreign currency held at value (cost $299,413)		299,813
Receivable for investments sold		44,682,569
Receivable for fund shares sold		3,142,287
Dividends receivable		4,181,616
Distributions receivable from Fidelity Central Funds		9,284
Prepaid expenses		4,511
Other receivables		876,645
Total assets		1,824,750,766
Liabilities
Payable for investments purchased	$35,075,458
Payable for fund shares redeemed	4,918,980
Accrued management fee	1,270,948
Other affiliated payables	396,096
Other payables and accrued expenses	177,755
Total liabilities		41,839,237
Net Assets		$1,782,911,529
Net Assets consist of:
Paid in capital		$1,625,406,821
Undistributed net investment income		9,628,251
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(33,572,525)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		181,448,982
Net Assets, for 106,056,253 shares outstanding		$1,782,911,529
Net Asset Value, offering price and redemption price per share ($1,782,911,529 ÷ 106,056,253 shares)		$16.81

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$30,105,114
Income from Fidelity Central Funds		645,889
Income before foreign taxes withheld		30,751,003
Less foreign taxes withheld		(2,205,033)
Total income		28,545,970
Expenses
Management fee
Basic fee	$10,991,169
Performance adjustment	2,346,085
Transfer agent fees	3,301,748
Accounting and security lending fees	707,568
Custodian fees and expenses	383,029
Independent trustees' fees and expenses	6,616
Registration fees	93,396
Audit	92,297
Legal	8,236
Interest	5,318
Miscellaneous	11,806
Total expenses before reductions	17,947,268
Expense reductions	(260,402)	17,686,866
Net investment income (loss)		10,859,104
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(28,339,932)
Fidelity Central Funds	6,537
Foreign currency transactions	(675,245)
Total net realized gain (loss)		(29,008,640)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $22,283)	25,919,682
Assets and liabilities in foreign currencies	(100,937)
Total change in net unrealized appreciation (depreciation)		25,818,745
Net gain (loss)		(3,189,895)
Net increase (decrease) in net assets resulting from operations		$7,669,209

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,859,104	$8,312,623
Net realized gain (loss)	(29,008,640)	16,976,120
Change in net unrealized appreciation (depreciation)	25,818,745	29,186,149
Net increase (decrease) in net assets resulting from operations	7,669,209	54,474,892
Distributions to shareholders from net investment income	(5,627,463)	(6,239,324)
Distributions to shareholders from net realized gain	(15,577,465)	(55,136,629)
Total distributions	(21,204,928)	(61,375,953)
Share transactions
Proceeds from sales of shares	842,025,223	558,668,618
Reinvestment of distributions	16,837,345	49,986,231
Cost of shares redeemed	(442,103,123)	(367,867,221)
Net increase (decrease) in net assets resulting from share transactions	416,759,445	240,787,628
Redemption fees	27,867	29,377
Total increase (decrease) in net assets	403,251,593	233,915,944
Net Assets
Beginning of period	1,379,659,936	1,145,743,992
End of period	$1,782,911,529	$1,379,659,936
Other Information
Undistributed net investment income end of period	$9,628,251	$5,445,028
Shares
Sold	51,214,325	33,275,916
Issued in reinvestment of distributions	1,001,031	2,996,776
Redeemed	(27,391,439)	(21,588,593)
Net increase (decrease)	24,823,917	14,684,099

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Capital Appreciation Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.98	$17.22	$16.28	$13.12	$11.89
Income from Investment Operations
Net investment income (loss)A	.12	.11	.13	.13	.12
Net realized and unrealized gain (loss)	(.03)	.56	.93	3.16	1.24
Total from investment operations	.09	.67	1.06	3.29	1.36
Distributions from net investment income	(.07)	(.09)	(.12)	(.13)	(.12)
Distributions from net realized gain	(.19)	(.81)	–	–	(.01)
Total distributions	(.26)	(.91)B	(.12)	(.13)	(.13)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$16.81	$16.98	$17.22	$16.28	$13.12
Total ReturnD	.53%	3.96%	6.55%	25.24%	11.57%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.14%	1.13%	1.14%	1.17%	1.22%
Expenses net of fee waivers, if any	1.14%	1.13%	1.14%	1.17%	1.22%
Expenses net of all reductions	1.12%	1.11%	1.14%	1.12%	1.19%
Net investment income (loss)	.69%	.64%	.74%	.87%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$1,782,912	$1,379,660	$1,145,744	$939,945	$730,515
Portfolio turnover rateG	167%	187%	178%	136%	127%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.91 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.813 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds(ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$221,418,113
Gross unrealized depreciation	(51,356,125)
Net unrealized appreciation (depreciation) on securities	$170,061,988
Tax Cost	$1,601,492,053

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,611,243
Capital loss carryforward	$(21,968,056)
Net unrealized appreciation (depreciation) on securities and other investments	$169,861,533

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(21,968,056)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$5,627,463	$ 6,239,324
Long-term Capital Gains	15,577,465	55,136,629
Total	$21,204,928	$ 61,375,953

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,007,346,415 and $2,609,746,301, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $13,241 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$11,211,094.53%		$5,318

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,025 and is reflected in Miscellaneous expenses on the Statement of Operations.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income from Fidelity Central Funds. Total security lending income during the period amounted to $577,112. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $250,351 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $10,051.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 20% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 27% of the total outstanding shares of the Fund.

Fidelity® Overseas Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Overseas Fund	(0.97)%	8.98%	2.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$12,635	Fidelity® Overseas Fund
$11,465	MSCI EAFE Index

Fidelity® Overseas Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Vincent Montemaggiore:  For the year, the fund’s share classes returned about -1%, outperforming the -3.03% return of the benchmark MSCI EAFE Index. Stock selection was the primary driver of the fund’s outperformance of the benchmark, with the health care, financials and consumer staples sectors standing out as positives. Geographically, picks in Japan, Germany and France had a positive impact, as did non-benchmark exposure to the U.S. A sizable overweighting in adidas, a Germany-based maker of athletic lifestyle products, was the fund’s top relative contributor, aided by a restructuring effort that began to take hold. Other notable relative contributors were Japan-based real estate stock Daito Trust Construction, where the fund had a sizable overweighting, and an out-of-benchmark position in U.S. financial data and ratings provider S&P Global. Conversely, stock picking in industrials and materials dampened relative results, as did overweighting the health care sector. The U.K. was by far the most negative country influence. Our largest relative detractor was Essentra, a U.K.-based distributor of various packaging and industrial products. The Restaurant Group also weighed on our relative result, and I sold it from the fund by period end. The company owns and operates a U.K.-based chain of restaurants and pubs. Essentra and The Restaurant Group were non-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Overseas Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	20.6%
United Kingdom	19.0%
Germany	9.7%
France	8.6%
United States of America*	6.4%
Switzerland	5.9%
Sweden	4.6%
Netherlands	3.3%
Ireland	2.8%
Other	19.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United Kingdom	22.0%
Japan	17.5%
Germany	8.8%
United States of America*	8.1%
France	8.0%
Switzerland	7.9%
Sweden	4.1%
Netherlands	2.7%
Ireland	2.6%
Other	18.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	97.6
Short-Term Investments and Net Other Assets (Liabilities)	2.0	2.4

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	2.2
Total SA (France, Oil, Gas & Consumable Fuels)	1.5	1.6
SAP AG (Germany, Software)	1.4	1.2
Sanofi SA (France, Pharmaceuticals)	1.4	1.5
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.3	1.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.3
Bayer AG (Germany, Pharmaceuticals)	1.2	1.6
KBC Groep NV (Belgium, Banks)	1.2	0.9
AIA Group Ltd. (Hong Kong, Insurance)	1.1	1.1
Henkel AG & Co. KGaA (Germany, Household Products)	1.1	1.0
	13.7

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	21.2
Health Care	15.6	16.3
Consumer Discretionary	13.2	14.8
Consumer Staples	13.1	12.0
Industrials	12.1	10.4
Information Technology	11.8	11.1
Materials	6.8	6.5
Energy	2.3	2.3
Telecommunication Services	1.8	3.0
Real Estate	1.1	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Overseas Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 2.2%
Amcor Ltd.	4,051,342	$45,303,281
Aub Group Ltd.	2,948,275	22,203,253
Australia & New Zealand Banking Group Ltd.	1,452,585	30,773,732
Life Healthcare Group Ltd.	1,672,012	2,670,989
Pact Group Holdings Ltd.	2,712,506	13,556,560

TOTAL AUSTRALIA		114,507,815

Austria - 0.4%
Andritz AG	378,900	19,819,421
Bailiwick of Jersey - 2.1%
Regus PLC	5,936,170	18,084,756
Sanne Group PLC	2,222,700	14,283,070
Wolseley PLC	605,653	31,513,482
WPP PLC	2,228,133	48,379,566

TOTAL BAILIWICK OF JERSEY		112,260,874

Belgium - 2.4%
Anheuser-Busch InBev SA NV	562,012	64,501,984
KBC Groep NV	1,002,113	61,064,861

TOTAL BELGIUM		125,566,845

Bermuda - 0.9%
IHS Markit Ltd. (a)	1,321,800	48,629,022
Canada - 0.6%
Constellation Software, Inc.	64,400	30,169,045
Cayman Islands - 0.0%
Lifestyle China Group Ltd. (a)	1,622,000	455,926
Denmark - 1.3%
NNIT A/S (b)	679,549	20,208,554
Novo Nordisk A/S Series B	1,352,200	48,172,814

TOTAL DENMARK		68,381,368

France - 8.6%
ALTEN	396,500	28,339,640
Amundi SA	693,600	33,992,676
AXA SA	1,569,900	35,420,587
Capgemini SA	455,000	37,700,468
Christian Dior SA	180,797	34,881,086
Ipsen SA	324,412	22,421,521
Maisons du Monde SA	994,900	28,068,293
Publicis Groupe SA	636,400	43,663,006
Sanofi SA	945,019	73,540,262
Sodexo SA	370,700	43,053,821
Total SA	1,618,300	77,524,507

TOTAL FRANCE		458,605,867

Germany - 8.6%
adidas AG	236,400	38,839,095
Axel Springer Verlag AG	683,000	34,200,451
Bayer AG	622,197	61,777,746
CompuGroup Medical AG	466,300	20,644,154
Continental AG	148,000	28,358,615
Deutsche Post AG	1,823,533	56,510,344
Fresenius Medical Care AG & Co. KGaA	357,300	29,103,564
Fresenius SE & Co. KGaA	777,800	57,411,526
mutares AG	422,100	6,139,524
ProSiebenSat.1 Media AG	731,100	31,509,072
SAP AG	849,155	74,810,071
Wirecard AG	389,600	18,482,338

TOTAL GERMANY		457,786,500

Hong Kong - 1.7%
AIA Group Ltd.	9,619,800	60,716,417
Techtronic Industries Co. Ltd.	7,906,000	29,766,451

TOTAL HONG KONG		90,482,868

Indonesia - 0.6%
PT Bank Rakyat Indonesia Tbk	32,145,000	30,055,871
Ireland - 2.8%
Allergan PLC (a)	86,400	18,052,416
DCC PLC (United Kingdom)	307,600	25,093,885
Kerry Group PLC Class A	436,664	31,704,071
Kingspan Group PLC (Ireland)	733,400	17,953,504
Medtronic PLC	445,800	36,564,516
United Drug PLC (United Kingdom)	2,288,996	18,309,313

TOTAL IRELAND		147,677,705

Isle of Man - 0.2%
Playtech Ltd.	954,274	10,839,331
Israel - 0.6%
Frutarom Industries Ltd.	614,172	32,499,261
Italy - 1.6%
Banca Generali SpA	606,267	13,463,664
Mediaset SpA	4,283,700	12,245,132
OVS	3,316,500	18,159,751
Recordati SpA	763,800	21,615,536
Reply SpA	141,998	17,848,066

TOTAL ITALY		83,332,149

Japan - 20.6%
Ai Holdings Corp.	1,372,200	33,797,965
Arc Land Sakamoto Co. Ltd.	1,049,000	12,523,582
Astellas Pharma, Inc.	3,555,200	52,765,791
Bridgestone Corp.	910,500	33,990,727
Broadleaf Co. Ltd.	514,300	5,791,821
Daiichikosho Co. Ltd.	594,700	25,887,341
Daito Trust Construction Co. Ltd.	291,800	48,902,308
Dentsu, Inc.	725,000	36,225,803
GMO Internet, Inc.	1,509,000	20,216,888
Hoya Corp.	941,800	39,380,118
Iriso Electronics Co. Ltd. (b)	184,000	10,141,318
Japan Tobacco, Inc.	1,212,000	46,159,321
Kaken Pharmaceutical Co. Ltd.	356,400	22,498,026
KDDI Corp.	1,687,600	51,291,523
Keyence Corp.	58,490	42,979,302
KOMEDA Holdings Co. Ltd. (b)	1,033,900	16,750,225
Leopalace21 Corp.	1,802,900	11,759,165
Miraca Holdings, Inc.	492,300	23,847,468
Miroku Jyoho Service Co., Ltd.	427,400	8,367,047
Misumi Group, Inc.	1,346,600	24,615,545
Morinaga & Co. Ltd.	396,000	18,446,267
Nabtesco Corp.	1,081,400	32,379,098
Nakanishi, Inc.	718,200	25,716,039
Nippon Paint Holdings Co. Ltd.	888,400	30,327,758
Nitori Holdings Co. Ltd.	322,200	38,619,758
NOF Corp.	1,463,000	15,945,542
OBIC Co. Ltd.	431,900	22,486,641
Olympus Corp.	1,584,800	56,670,163
ORIX Corp.	3,754,700	59,630,522
Otsuka Corp.	356,700	17,006,770
Recruit Holdings Co. Ltd.	690,700	27,793,973
Shinsei Bank Ltd.	18,066,000	29,285,973
Ship Healthcare Holdings, Inc.	893,400	26,196,291
Software Service, Inc.	108,400	4,393,058
Sundrug Co. Ltd.	208,300	16,426,442
The Suruga Bank Ltd.	829,300	20,283,727
Tsuruha Holdings, Inc.	336,600	38,901,421
VT Holdings Co. Ltd.	3,332,400	17,953,714
Welcia Holdings Co. Ltd.	420,800	28,770,249

TOTAL JAPAN		1,095,124,690

Luxembourg - 0.5%
Eurofins Scientific SA	55,959	25,425,460
Netherlands - 3.3%
Arcadis NV	575,500	7,581,062
IMCD Group BV	1,012,578	43,800,923
ING Groep NV (Certificaten Van Aandelen)	4,332,000	56,866,245
Intertrust NV	959,400	20,242,146
Koninklijke Philips Electronics NV	1,643,200	49,513,171

TOTAL NETHERLANDS		178,003,547

New Zealand - 0.9%
EBOS Group Ltd.	2,276,701	27,758,574
Trade Maine Group Ltd.	5,669,499	19,703,697

TOTAL NEW ZEALAND		47,462,271

Panama - 0.5%
Copa Holdings SA Class A	301,300	27,788,899
Portugal - 0.6%
NOS SGPS SA	5,088,300	33,804,544
Spain - 1.5%
Amadeus IT Holding SA Class A	1,159,600	54,736,889
Grifols SA ADR	1,729,300	24,711,697

TOTAL SPAIN		79,448,586

Sweden - 4.6%
Addlife AB (a)	838,800	12,955,121
Alfa Laval AB	1,157,800	16,638,612
HEXPOL AB (B Shares)	3,192,100	26,241,086
Indutrade AB	86,241	1,603,147
Nordea Bank AB	5,091,800	53,527,279
Svenska Cellulosa AB (SCA) (B Shares)	1,690,300	47,889,790
Svenska Handelsbanken AB (A Shares)	2,850,400	38,859,859
Swedbank AB (A Shares)	2,014,600	47,196,887

TOTAL SWEDEN		244,911,781

Switzerland - 5.9%
Credit Suisse Group AG	2,373,537	33,117,429
Julius Baer Group Ltd.	782,920	31,693,854
Nestle SA (Reg. S)	1,681,231	121,912,638
Sika AG	7,780	37,392,431
Syngenta AG (Switzerland)	88,162	35,279,426
UBS Group AG	3,899,056	55,163,240

TOTAL SWITZERLAND		314,559,018

Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,310,000	25,889,639
United Kingdom - 19.0%
Aon PLC	226,200	25,069,746
Booker Group PLC	9,042,500	19,856,028
British American Tobacco PLC (United Kingdom)	1,191,300	68,276,915
BT Group PLC	9,179,300	42,133,352
Cineworld Group PLC	4,230,000	27,984,496
Close Brothers Group PLC	1,445,021	23,470,725
Coca-Cola European Partners PLC	591,100	22,721,884
Compass Group PLC	1,932,000	34,958,152
Cranswick PLC	364,700	9,454,600
Dechra Pharmaceuticals PLC	474,295	7,808,224
Diageo PLC	1,880,800	50,060,382
Diploma PLC	2,151,303	24,686,202
Equiniti Group PLC	4,383,385	10,703,700
Essentra PLC	3,528,543	22,026,577
Exova Group Ltd. PLC	8,490,635	21,824,328
Hikma Pharmaceuticals PLC	810,839	17,407,870
Hilton Food Group PLC	1,138,579	8,438,373
Howden Joinery Group PLC	4,019,500	18,444,585
IMI PLC	1,369,899	16,666,958
Intertek Group PLC	686,600	28,724,817
James Fisher and Sons PLC	956,986	18,952,457
Jardine Lloyd Thompson Group PLC	1,681,799	21,161,606
John Wood Group PLC	2,228,196	20,973,029
London Stock Exchange Group PLC	747,345	25,704,483
Melrose Industries PLC	12,550,005	25,922,035
Micro Focus International PLC	1,261,900	33,069,150
Next PLC	236,500	13,941,164
Prudential PLC	2,801,633	45,719,463
Reckitt Benckiser Group PLC	548,300	49,051,193
Rio Tinto PLC	1,347,700	46,866,683
Rolls-Royce Holdings PLC	2,117,166	18,793,264
Rotork PLC	5,104,847	12,746,599
Schroders PLC	835,100	28,814,758
Shawbrook Group PLC (a)	3,417,086	9,402,290
Sinclair Pharma PLC (a)	10,370,587	3,681,144
Spectris PLC	724,800	18,177,810
Spirax-Sarco Engineering PLC	399,510	21,574,691
St. James's Place Capital PLC	2,706,605	31,306,759
Standard Life PLC	7,223,449	29,866,592
Victrex PLC	776,800	16,648,564
Volution Group PLC	9,121,867	18,645,826

TOTAL UNITED KINGDOM		1,011,737,474

United States of America - 4.4%
Alphabet, Inc. Class C (a)	56,893	44,634,834
Cognizant Technology Solutions Corp. Class A (a)	586,300	30,106,505
Fidelity National Information Services, Inc.	489,600	36,191,232
McKesson Corp.	142,917	18,174,755
Moody's Corp.	232,400	23,360,848
PPG Industries, Inc.	316,700	29,494,271
S&P Global, Inc.	407,100	49,605,135

TOTAL UNITED STATES OF AMERICA		231,567,580

TOTAL COMMON STOCKS
(Cost $4,785,293,776)		5,146,793,357

Nonconvertible Preferred Stocks - 1.1%
Germany - 1.1%
Henkel AG & Co. KGaA	468,900	60,172,519
United Kingdom - 0.0%
Rolls-Royce Holdings PLC 0.00%	92,959,836	113,783
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $44,940,657)		60,286,302

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 0.41% (c)	83,358,898	83,383,906
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	3,971,760	3,972,555
TOTAL MONEY MARKET FUNDS
(Cost $87,352,253)		87,356,461
TOTAL INVESTMENT PORTFOLIO - 99.6%
(Cost $4,917,586,686)		5,294,436,120
NET OTHER ASSETS (LIABILITIES) - 0.4%		19,327,007
NET ASSETS - 100%		$5,313,763,127

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$416,777
Fidelity Securities Lending Cash Central Fund	3,075,165
Total	$3,491,942

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$703,923,468	$550,237,583	$153,685,885	$--
Consumer Staples	702,744,077	413,442,949	289,301,128	--
Energy	117,449,993	39,925,486	77,524,507	--
Financials	1,067,463,221	825,785,784	241,677,437	--
Health Care	819,882,710	554,522,533	265,360,177	--
Industrials	657,461,932	589,155,497	68,306,435	--
Information Technology	632,486,470	531,786,760	100,699,710	--
Materials	351,581,440	269,435,331	82,146,109	--
Real Estate	60,661,473	60,661,473	--	--
Telecommunication Services	93,424,875	--	93,424,875	--
Money Market Funds	87,356,461	87,356,461	--	--
Total Investments in Securities:	$5,294,436,120	$3,922,309,857	$1,372,126,263	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$116,671,789
Level 2 to Level 1	$912,193,716

See accompanying notes which are an integral part of the financial statements.

Fidelity® Overseas Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $3,778,965) — See accompanying schedule: Unaffiliated issuers (cost $4,830,234,433)	$5,207,079,659
Fidelity Central Funds (cost $87,352,253)	87,356,461
Total Investments (cost $4,917,586,686)		$5,294,436,120
Receivable for investments sold		27,744,892
Receivable for fund shares sold		3,393,541
Dividends receivable		15,355,027
Distributions receivable from Fidelity Central Funds		25,050
Prepaid expenses		13,572
Other receivables		347,785
Total assets		5,341,315,987
Liabilities
Payable for investments purchased	$14,103,288
Payable for fund shares redeemed	4,497,777
Accrued management fee	3,678,542
Other affiliated payables	832,188
Other payables and accrued expenses	471,271
Collateral on securities loaned, at value	3,969,794
Total liabilities		27,552,860
Net Assets		$5,313,763,127
Net Assets consist of:
Paid in capital		$5,855,700,421
Undistributed net investment income		92,882,178
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,011,081,808)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		376,262,336
Net Assets		$5,313,763,127
Overseas:
Net Asset Value, offering price and redemption price per share ($4,569,084,430 ÷ 112,175,103 shares)		$40.73
Class K:
Net Asset Value, offering price and redemption price per share ($744,678,697 ÷ 18,309,294 shares)		$40.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$131,447,688
Special dividends		22,808,863
Income from Fidelity Central Funds		3,491,942
Income before foreign taxes withheld		157,748,493
Less foreign taxes withheld		(10,765,028)
Total income		146,983,465
Expenses
Management fee
Basic fee	$34,005,252
Performance adjustment	7,127,061
Transfer agent fees	7,904,731
Accounting and security lending fees	1,585,311
Custodian fees and expenses	484,613
Independent trustees' fees and expenses	21,550
Appreciation in deferred trustee compensation account	190
Registration fees	166,189
Audit	89,852
Legal	25,209
Interest	105
Miscellaneous	36,901
Total expenses before reductions	51,446,964
Expense reductions	(333,627)	51,113,337
Net investment income (loss)		95,870,128
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(63,300,186)
Fidelity Central Funds	35,670
Foreign currency transactions	2,372,022
Total net realized gain (loss)		(60,892,494)
Change in net unrealized appreciation (depreciation) on: Investment securities	(59,629,421)
Assets and liabilities in foreign currencies	(1,230,578)
Total change in net unrealized appreciation (depreciation)		(60,859,999)
Net gain (loss)		(121,752,493)
Net increase (decrease) in net assets resulting from operations		$(25,882,365)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$95,870,128	$50,015,823
Net realized gain (loss)	(60,892,494)	123,820,228
Change in net unrealized appreciation (depreciation)	(60,859,999)	99,378,276
Net increase (decrease) in net assets resulting from operations	(25,882,365)	273,214,327
Distributions to shareholders from net investment income	(49,659,846)	(58,590,311)
Distributions to shareholders from net realized gain	(685,981)	–
Total distributions	(50,345,827)	(58,590,311)
Share transactions - net increase (decrease)	854,054,931	955,711,893
Redemption fees	61,587	55,180
Total increase (decrease) in net assets	777,888,326	1,170,391,089
Net Assets
Beginning of period	4,535,874,801	3,365,483,712
End of period	$5,313,763,127	$4,535,874,801
Other Information
Undistributed net investment income end of period	$92,882,178	$46,657,718

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Overseas Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$41.56	$39.02	$39.22	$31.35	$29.28
Income from Investment Operations
Net investment income (loss)A	.75B	.52	.77C	.54	.73
Net realized and unrealized gain (loss)	(1.15)	2.69	(.28)	8.10	2.19
Total from investment operations	(.40)	3.21	.49	8.64	2.92
Distributions from net investment income	(.43)	(.67)	(.51)	(.77)	(.83)
Distributions from net realized gain	(.01)	–	(.18)	–	(.02)
Total distributions	(.43)D	(.67)	(.69)	(.77)	(.85)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$40.73	$41.56	$39.02	$39.22	$31.35
Total ReturnF	(.97)%	8.34%	1.27%	28.17%	10.37%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.03%	1.04%	1.04%	1.09%	.69%
Expenses net of fee waivers, if any	1.03%	1.04%	1.04%	1.09%	.69%
Expenses net of all reductions	1.03%	1.03%	1.04%	1.06%	.67%
Net investment income (loss)	1.88%B	1.28%	1.93%C	1.54%	2.52%
Supplemental Data
Net assets, end of period (000 omitted)	$4,569,084	$3,844,290	$2,738,667	$1,874,922	$1,639,725
Portfolio turnover rateI	33%	28%	41%	42%	90%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.42%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.34%.

 D Total distributions of $.43 per share is comprised of distributions from net investment income of $.428 and distributions from net realized gain of $.006 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Overseas Fund Class K

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$41.49	$38.96	$39.17	$31.32	$29.29
Income from Investment Operations
Net investment income (loss)A	.80B	.57	.82C	.60	.79
Net realized and unrealized gain (loss)	(1.14)	2.68	(.28)	8.08	2.18
Total from investment operations	(.34)	3.25	.54	8.68	2.97
Distributions from net investment income	(.47)	(.72)	(.58)	(.83)	(.92)
Distributions from net realized gain	(.01)	–	(.18)	–	(.02)
Total distributions	(.48)	(.72)	(.75)D	(.83)	(.94)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$40.67	$41.49	$38.96	$39.17	$31.32
Total ReturnF	(.85)%	8.47%	1.41%	28.37%	10.59%
Ratios to Average Net AssetsG,H
Expenses before reductions	.91%	.91%	.90%	.93%	.51%
Expenses net of fee waivers, if any	.91%	.91%	.90%	.92%	.51%
Expenses net of all reductions	.90%	.90%	.90%	.90%	.48%
Net investment income (loss)	2.00%B	1.40%	2.06%C	1.71%	2.70%
Supplemental Data
Net assets, end of period (000 omitted)	$744,679	$691,585	$626,817	$562,490	$265,484
Portfolio turnover rateI	33%	28%	41%	42%	90%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.55%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 D Total distributions of $.75 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.177 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$712,506,002
Gross unrealized depreciation	(349,350,303)
Net unrealized appreciation (depreciation) on securities	$363,155,699
Tax Cost	$4,931,280,421

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$99,693,175
Capital loss carryforward	$(1,003,928,301)
Net unrealized appreciation (depreciation) on securities and other investments	$362,578,390

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(939,719,765)
No expiration
Short-term	(64,208,536)
Total capital loss carryforward	$(1,003,928,301)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$50,345,827	$ 58,590,311

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,513,349,186 and $1,633,643,343, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Overseas	$7,567,513.17
Class K	337,218.05
	$7,904,731

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,902 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,275,000.60%		$105

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,912 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,075,165. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $298,857 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $526.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $34,244.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Overseas	$41,702,378	$46,955,922
Class K	7,957,468	11,634,389
Total	$49,659,846	$58,590,311
From net realized gain
Overseas	$584,612	$–
Class K	101,369	–
Total	$685,981	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Overseas
Shares sold	37,524,563	34,064,489	$1,504,705,495	$1,419,067,045
Reinvestment of distributions	981,115	1,181,070	40,667,201	46,087,315
Shares redeemed	(18,839,855)	(12,920,043)	(756,461,832)	(529,687,795)
Net increase (decrease)	19,665,823	22,325,516	$788,910,864	$935,466,565
Class K
Shares sold	5,594,348	4,973,273	$223,588,949	$202,328,225
Reinvestment of distributions	194,940	298,984	8,058,837	11,634,389
Shares redeemed	(4,150,582)	(4,690,550)	(166,503,719)	(193,717,286)
Net increase (decrease)	1,638,706	581,707	$65,144,067	$20,245,328

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 10% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 34% of the total outstanding shares of the Fund.

Fidelity® Worldwide Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Worldwide Fund	(0.78)%	9.32%	5.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Worldwide Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Period Ending Values
$16,911	Fidelity® Worldwide Fund
$15,261	MSCI World Index

Fidelity® Worldwide Fund

Management's Discussion of Fund Performance

Market Recap:  Global equities eked a 2.48% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) Index. After early-2016 volatility largely driven by concern about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps outpaced large-cap stocks; value bested growth. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodities prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific group (+9%). The U.S. (+4%) also rose, but Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+13%) and energy (+6%) overcame early-2016 lows. Technology (+11%) also performed well. Financials (-1%) trailed ex the recently created real estate sector (+4%). Telecom services (+1%) lost momentum amid a mode switch from “risk off” to “risk on,” though utilities (+7%), mostly in the U.S., outperformed. Meanwhile, health care (-7%) suffered amid U.S. political uncertainty.

Comments from William Kennedy, Lead Portfolio Manager and manager of the non-U.S. equity subportfolio, and Stephen DuFour, Co-Manager and manager of the U.S. equity subportfolio:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) lagged the 1.66% return of the benchmark MSCI World Index. Geographically, stock picks in the U.S. and U.K. accounted for most of the underperformance. In sector terms, security selection in industrials, information technology and consumer discretionary detracted. Individual disappointments included low-cost airline operator Alaska Air Group, which was pressured by industry price wars and by news last April that the company planned to buy Virgin America – which was not in the portfolio – at what many regarded as an inflated price. Our investment in Zebra Technologies, which makes barcode printers, hurt when the acquisition of a handheld-scanner business proved more difficult and expensive than expected. Both Zebra and Alaska Air were non-benchmark positions. By contrast, security selection in continental Europe, Japan and the non-benchmark emerging-markets group gave a modest boost to relative performance, as did positioning in health care and stock picks in consumer staples. Top individual contributors included Medivation, a biotech with a treatment for hard-to-cure prostate cancer. The stock soared following a buyout offer this past August. Medivation, Zebra and Alaska Air were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Worldwide Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
United States of America*	52.4%
Japan	7.1%
United Kingdom	5.5%
Germany	4.8%
Ireland	3.7%
France	3.6%
Canada	2.0%
Netherlands	2.0%
Switzerland	1.7%
Other	17.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and include the effect of futures contracts, if applicable.

As of April 30, 2016
United States of America*	54.9%
Japan	7.3%
United Kingdom	6.6%
France	3.9%
Canada	3.7%
Germany	3.7%
Ireland	2.2%
Switzerland	1.8%
Sweden	1.6%
Other	14.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	99.4
Short-Term Investments and Net Other Assets (Liabilities)	2.1	0.6

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class A (United States of America, Internet Software & Services)	3.4	2.8
S&P Global, Inc. (United States of America, Capital Markets)	3.3	1.9
Adobe Systems, Inc. (United States of America, Software)	3.3	2.8
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	2.3	0.0
Amazon.com, Inc. (United States of America, Internet & Direct Marketing Retail)	2.0	1.3
MSCI, Inc. (United States of America, Capital Markets)	2.0	1.7
American Tower Corp. (United States of America, Equity Real Estate Investment Trusts (REITs))	1.9	1.6
adidas AG (Germany, Textiles, Apparel & Luxury Goods)	1.8	0.3
Microsoft Corp. (United States of America, Software)	1.6	0.0
Visa, Inc. Class A (United States of America, IT Services)	1.6	1.7
	23.2

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.5	18.1
Financials	16.9	16.0
Consumer Discretionary	12.9	14.3
Industrials	11.8	12.4
Consumer Staples	8.4	12.9
Health Care	8.3	13.5
Energy	6.7	5.7
Materials	2.8	2.7
Real Estate	2.7	0.0
Telecommunication Services	1.4	3.5

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Worldwide Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Australia - 1.0%
Altium Ltd.	99,765	$594,987
Australia & New Zealand Banking Group Ltd.	168,369	3,566,981
Bapcor Ltd.	520,953	2,032,962
Magellan Financial Group Ltd.	81,493	1,319,804
Ramsay Health Care Ltd.	70,457	3,931,850
Spark Infrastructure Group unit	1,646,073	2,779,812

TOTAL AUSTRALIA		14,226,396

Austria - 0.3%
Erste Group Bank AG	85,200	2,675,845
Wienerberger AG	142,700	2,281,592

TOTAL AUSTRIA		4,957,437

Bailiwick of Jersey - 0.7%
Glencore Xstrata PLC (a)	561,454	1,718,049
Integrated Diagnostics Holdings PLC	138,299	380,322
Randgold Resources Ltd. sponsored ADR	13,010	1,154,377
Regus PLC	616,221	1,877,339
Shire PLC	48,300	2,727,148
Wizz Air Holdings PLC (a)	34,000	628,818
Wolseley PLC	34,027	1,770,501

TOTAL BAILIWICK OF JERSEY		10,256,554

Belgium - 0.7%
Anheuser-Busch InBev SA NV	39,411	4,523,191
KBC Groep NV	92,282	5,623,305

TOTAL BELGIUM		10,146,496

Bermuda - 1.3%
Credicorp Ltd. (United States)	7,000	1,040,760
IHS Markit Ltd. (a)	477,700	17,574,583

TOTAL BERMUDA		18,615,343

Canada - 2.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	51,100	2,567,001
Cenovus Energy, Inc.	179,000	2,582,308
Constellation Software, Inc.	5,800	2,717,088
Franco-Nevada Corp.	15,400	1,008,084
PrairieSky Royalty Ltd.	911,399	19,820,703
Shopify, Inc. Class A (a)	3,800	157,510
Suncor Energy, Inc.	39,400	1,182,323

TOTAL CANADA		30,035,017

Cayman Islands - 1.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	111,000	11,287,590
Ctrip.com International Ltd. ADR (a)	47,600	2,101,540
Goodbaby International Holdings Ltd.	5,171,000	2,500,306
New Oriental Education & Technology Group, Inc. sponsored ADR	90,300	4,526,739
Tencent Holdings Ltd.	44,000	1,166,103

TOTAL CAYMAN ISLANDS		21,582,278

Chile - 0.2%
Vina San Pedro SA	318,830,306	3,689,962
China - 0.1%
Kweichow Moutai Co. Ltd. (A Shares)	41,800	1,961,438
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	31,822	6,232
Denmark - 0.7%
DONG Energy A/S	63,600	2,522,111
Nets A/S (b)	103,400	1,974,669
NNIT A/S	110,402	3,283,155
Novo Nordisk A/S Series B	73,680	2,624,888

TOTAL DENMARK		10,404,823

Finland - 0.2%
Sampo Oyj (A Shares)	53,500	2,451,051
France - 3.6%
ALTEN	40,600	2,901,865
Altran Technologies SA	155,600	2,220,529
Amundi SA	38,700	1,896,650
Atos Origin SA	16,341	1,697,325
AXA SA	176,300	3,977,737
BNP Paribas SA	33,600	1,948,972
Capgemini SA	37,300	3,090,610
Cegedim SA (a)	35,010	891,628
Dassault Aviation SA	1,400	1,526,092
Havas SA	315,012	2,562,757
Maisons du Monde SA	84,200	2,375,465
Rubis	20,500	1,869,622
Societe Generale Series A	91,300	3,561,386
Sodexo SA	24,700	2,868,706
SR Teleperformance SA	18,900	1,997,359
Total SA	226,477	10,849,359
VINCI SA	101,900	7,380,571

TOTAL FRANCE		53,616,633

Germany - 4.8%
adidas AG	159,300	26,172,030
Axel Springer Verlag AG	43,237	2,165,044
Beiersdorf AG	15,300	1,347,005
Deutsche Borse AG(a)	9,362	728,443
Deutsche Post AG	105,757	3,277,355
Deutsche Telekom AG	112,300	1,832,200
Fresenius SE & Co. KGaA	29,600	2,184,856
GEA Group AG	48,856	1,889,176
Henkel AG & Co. KGaA	23,400	2,576,441
KION Group AG	53,089	3,206,480
LEG Immobilien AG	20,698	1,745,899
Nexus AG	47,000	966,360
ProSiebenSat.1 Media AG	67,600	2,913,436
Rational AG	6,400	3,319,596
SAP AG	105,082	9,257,664
Scout24 Holding GmbH (a)	35,700	1,230,948
Siemens AG	39,154	4,448,576
Symrise AG	39,500	2,710,504

TOTAL GERMANY		71,972,013

Greece - 0.1%
Ff Group (a)	59,300	1,420,407
Hong Kong - 1.2%
AIA Group Ltd.	1,202,800	7,591,603
China Resources Beer Holdings Co. Ltd.	1,400,666	2,979,929
Techtronic Industries Co. Ltd.	1,984,500	7,471,733

TOTAL HONG KONG		18,043,265

India - 1.5%
Bharti Infratel Ltd.	613,990	3,181,534
Dr Lal Pathlabs Ltd.	46,973	829,566
HDFC Bank Ltd.	242,145	5,410,979
HDFC Bank Ltd. sponsored ADR	95,093	6,730,683
Housing Development Finance Corp. Ltd.	304,672	6,356,482
Lupin Ltd.	1,335	29,787

TOTAL INDIA		22,539,031

Indonesia - 0.2%
PT Bank Central Asia Tbk	1,068,000	1,270,746
PT Bank Rakyat Indonesia Tbk	2,121,200	1,983,342
PT Kino Indonesia Tbk	234,500	60,746

TOTAL INDONESIA		3,314,834

Ireland - 3.7%
Accenture PLC Class A	184,000	21,388,160
Alkermes PLC (a)	164,595	8,297,234
Cairn Homes PLC (a)	1,347,939	1,742,347
CRH PLC	155,100	5,035,176
Dalata Hotel Group PLC (a)	328,100	1,469,501
Green REIT PLC	621,300	927,564
Greencore Group PLC	357,541	1,444,180
James Hardie Industries PLC CDI	119,520	1,784,737
Kerry Group PLC Class A	46,800	3,397,923
Medtronic PLC	99,000	8,119,980
Ryanair Holdings PLC sponsored ADR	16,770	1,259,259

TOTAL IRELAND		54,866,061

Isle of Man - 0.4%
Paysafe Group PLC (a)	1,019,588	5,403,735
Israel - 0.6%
Bezeq The Israel Telecommunication Corp. Ltd.	1,915,300	3,479,822
Frutarom Industries Ltd.	60,000	3,174,934
Teva Pharmaceutical Industries Ltd. sponsored ADR	56,600	2,419,084

TOTAL ISRAEL		9,073,840

Italy - 0.2%
De Longhi SpA	94,700	2,216,362
Intesa Sanpaolo SpA	277,400	643,200
Mediaset SpA	189,800	542,551

TOTAL ITALY		3,402,113

Japan - 7.1%
A/S One Corp.	64,300	2,890,955
ACOM Co. Ltd. (a)	186,100	858,896
Ain Holdings, Inc.	37,900	2,562,325
Aozora Bank Ltd.	577,000	1,909,211
Broadleaf Co. Ltd.	104,700	1,179,086
Casio Computer Co. Ltd.	134,100	1,874,612
Daiichikosho Co. Ltd.	46,200	2,011,090
Daito Trust Construction Co. Ltd.	30,300	5,077,930
Dentsu, Inc.	72,300	3,612,587
Don Quijote Holdings Co. Ltd.	53,200	2,026,643
Hoya Corp.	62,600	2,617,536
Japan Tobacco, Inc.	106,400	4,052,270
KDDI Corp.	239,000	7,263,969
Keyence Corp.	3,860	2,836,384
LINE Corp. ADR	1,502	60,771
Misumi Group, Inc.	183,200	3,348,855
Mitsubishi UFJ Financial Group, Inc.	773,900	3,993,178
Monex Group, Inc.	840,700	1,931,999
Morinaga & Co. Ltd.	22,000	1,024,793
Nidec Corp.	19,300	1,871,660
Nintendo Co. Ltd.	11,200	2,699,874
Nippon Telegraph & Telephone Corp.	57,600	2,553,802
Nitori Holdings Co. Ltd.	14,500	1,738,009
Olympus Corp.	137,000	4,898,922
ORIX Corp.	334,500	5,312,384
Rakuten, Inc.	141,700	1,638,326
Recruit Holdings Co. Ltd.	75,700	3,046,191
Relo Holdings Corp.	11,400	1,886,049
Seven & i Holdings Co. Ltd.	61,500	2,570,368
Shionogi & Co. Ltd.	55,300	2,730,461
SMS Co., Ltd.	50,300	1,314,697
Sony Corp.	203,000	6,398,204
Start Today Co. Ltd.	135,900	2,389,621
Sundrug Co. Ltd.	36,100	2,846,829
Tsuruha Holdings, Inc.	40,500	4,680,652
VT Holdings Co. Ltd.	280,200	1,509,612
Welcia Holdings Co. Ltd.	68,500	4,683,370

TOTAL JAPAN		105,902,121

Kenya - 0.1%
Safaricom Ltd.	6,251,600	1,220,799
Korea (South) - 0.0%
Samsung Biologics Co. Ltd. (a)	1,188	141,261
Luxembourg - 0.4%
Eurofins Scientific SA	12,100	5,497,741
Grand City Properties SA	66,457	1,167,616

TOTAL LUXEMBOURG		6,665,357

Malta - 0.0%
Unibet Group PLC unit	32,200	284,134
Marshall Islands - 0.1%
Hoegh LNG Partners LP	49,800	886,440
Netherlands - 2.0%
Basic-Fit NV	37,100	673,820
IMCD Group BV	106,500	4,606,853
ING Groep NV (Certificaten Van Aandelen)	371,400	4,875,375
Intertrust NV	98,600	2,080,337
Koninklijke Philips Electronics NV	115,700	3,486,291
NXP Semiconductors NV (a)	10,000	1,000,000
RELX NV	172,195	2,903,644
Takeaway.com Holding BV (b)	39,800	936,068
Unilever NV (Certificaten Van Aandelen) (Bearer) (c)	198,500	8,319,551
Van Lanschot NV unit	17,200	352,892

TOTAL NETHERLANDS		29,234,831

New Zealand - 0.4%
EBOS Group Ltd.	210,137	2,562,086
Ryman Healthcare Group Ltd.	436,814	2,773,807

TOTAL NEW ZEALAND		5,335,893

Norway - 0.6%
Statoil ASA	528,200	8,623,398
Philippines - 0.3%
D&L Industries, Inc.	8,349,900	1,893,100
SM Investments Corp.	137,205	1,903,835

TOTAL PHILIPPINES		3,796,935

Singapore - 0.5%
Broadcom Ltd.	41,000	6,981,480
South Africa - 0.9%
Aspen Pharmacare Holdings Ltd.	51,600	1,124,054
Distell Group Ltd.	126,410	1,550,154
EOH Holdings Ltd.	184,122	2,183,451
Naspers Ltd. Class N	51,300	8,597,969

TOTAL SOUTH AFRICA		13,455,628

Spain - 1.2%
Amadeus IT Holding SA Class A	98,200	4,635,359
Atresmedia Corporacion de Medios de Comunicacion SA	108,300	1,115,154
CaixaBank SA	1,222,900	3,689,965
Grifols SA ADR	72,900	1,041,741
Hispania Activos Inmobiliarios SA	99,880	1,230,198
Inditex SA	116,483	4,071,995
Mediaset Espana Comunicacion SA	183,300	2,047,389

TOTAL SPAIN		17,831,801

Sweden - 1.3%
ASSA ABLOY AB (B Shares)	191,000	3,471,130
HEXPOL AB (B Shares)	118,900	977,433
Indutrade AB	72,500	1,347,713
Nordea Bank AB	314,800	3,309,318
Saab AB (B Shares)	65,000	2,302,885
Sandvik AB	142,700	1,622,569
Svenska Cellulosa AB (SCA) (B Shares)	168,400	4,771,130
Svenska Handelsbanken AB (A Shares)	154,000	2,099,501

TOTAL SWEDEN		19,901,679

Switzerland - 1.7%
ABB Ltd. (Reg.)	148,240	3,058,255
Julius Baer Group Ltd.	59,790	2,420,395
Kaba Holding AG (B Shares) (Reg.)	2,620	1,820,272
Panalpina Welttransport Holding AG	11,370	1,476,474
Partners Group Holding AG	15,318	7,755,362
Schindler Holding AG (participation certificate)	10,829	2,012,484
Syngenta AG (Switzerland)	7,933	3,174,516
UBS Group AG	235,350	3,329,695

TOTAL SWITZERLAND		25,047,453

Taiwan - 0.0%
JHL Biotech, Inc. (a)	73,589	159,299
United Kingdom - 5.5%
BAE Systems PLC	275,100	1,822,745
BCA Marketplace PLC	511,600	1,128,723
BHP Billiton PLC	233,310	3,508,298
Booker Group PLC	910,700	1,999,766
British American Tobacco PLC:
(United Kingdom)	53,700	3,077,705
sponsored ADR	13,500	1,551,015
Bunzl PLC	117,200	3,154,527
Cineworld Group PLC	138,500	916,277
CMC Markets PLC	899,700	2,090,140
Compass Group PLC	131,200	2,373,970
Countryside Properties PLC (a)	256,100	730,377
Dialog Semiconductor PLC (a)	37,200	1,459,898
Diploma PLC	147,500	1,692,563
Domino's Pizza UK & IRL PLC	276,498	1,151,013
GlaxoSmithKline PLC	324,200	6,404,350
Hilton Food Group PLC	350,100	2,594,703
Howden Joinery Group PLC	438,900	2,014,014
Imperial Tobacco Group PLC	97,415	4,716,378
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (HSBC Warrant Program) warrants 9/19/19 (a)(b)	157,700	1,621,034
London Stock Exchange Group PLC	85,681	2,946,947
Melrose Industries PLC	2,173,501	4,489,366
Micro Focus International PLC	252,200	6,609,113
Moneysupermarket.com Group PLC	393,500	1,261,426
NCC Group Ltd.	584,200	1,355,040
Reckitt Benckiser Group PLC	48,500	4,338,834
Rex Bionics PLC (a)	100,000	27,540
Rio Tinto PLC	98,100	3,411,458
Softcat PLC	330,900	1,312,270
Spirax-Sarco Engineering PLC	33,846	1,827,781
St. James's Place Capital PLC	123,700	1,430,813
Standard Chartered PLC (United Kingdom)	655,440	5,711,279
Zoopla Property Group PLC	575,600	2,144,603

TOTAL UNITED KINGDOM		80,873,966

United States of America - 50.3%
Activision Blizzard, Inc.	281,000	12,130,770
Acuity Brands, Inc.	10,000	2,235,700
Adobe Systems, Inc. (a)	453,224	48,726,112
Allison Transmission Holdings, Inc.	172,100	5,040,809
Alphabet, Inc. Class A	63,000	51,023,700
Amazon.com, Inc. (a)	37,500	29,618,250
American Tower Corp.	244,000	28,594,360
Amgen, Inc.	46,300	6,535,708
Amphenol Corp. Class A	92,000	6,065,560
Apple, Inc.	305,000	34,629,700
Arch Coal, Inc. (a)(c)	66,000	4,843,080
AutoZone, Inc. (a)	22,700	16,847,032
Ball Corp.	126,700	9,764,769
Boston Scientific Corp. (a)	846,000	18,612,000
Caterpillar, Inc.	78,000	6,509,880
CBOE Holdings, Inc.	41,000	2,591,610
Charter Communications, Inc. Class A (a)	28,000	6,996,920
CME Group, Inc.	150,000	15,015,000
Constellation Brands, Inc. Class A (sub. vtg.)	97,900	16,361,048
Coty, Inc. Class A	63,556	1,461,152
Dollar Tree, Inc. (a)	21,000	1,586,550
Ecolab, Inc.	18,000	2,055,060
Electronic Arts, Inc. (a)	145,000	11,385,400
EOG Resources, Inc.	239,000	21,610,380
Equifax, Inc.	26,000	3,223,220
Estee Lauder Companies, Inc. Class A	53,000	4,617,890
Facebook, Inc. Class A (a)	177,500	23,250,725
Fidelity National Information Services, Inc.	30,000	2,217,600
FleetCor Technologies, Inc. (a)	6,000	1,051,800
Global Payments, Inc.	140,500	10,189,060
HealthSouth Corp. warrants 1/17/17 (a)	341	512
Illumina, Inc. (a)	10,000	1,361,400
Intercept Pharmaceuticals, Inc. (a)	45,900	5,679,666
Kansas City Southern	153,000	13,427,280
Legg Mason, Inc.	189,000	5,428,080
Liberty Interactive Corp. QVC Group Series A (a)	29,000	536,210
lululemon athletica, Inc. (a)	27,000	1,545,750
MasterCard, Inc. Class A	37,000	3,959,740
Microsoft Corp.	402,000	24,087,840
Molson Coors Brewing Co. Class B	171,300	17,782,653
Monsanto Co.	19,700	1,985,169
Moody's Corp.	30,700	3,085,964
MSCI, Inc.	367,300	29,453,787
Newell Brands, Inc.	230,000	11,044,600
Norfolk Southern Corp.	97,000	9,021,000
Northrop Grumman Corp.	72,000	16,488,000
NVIDIA Corp.	122,700	8,731,332
O'Reilly Automotive, Inc. (a)	22,000	5,817,680
Parsley Energy, Inc. Class A (a)	67,800	2,230,620
PayPal Holdings, Inc. (a)	194,000	8,082,040
Pioneer Natural Resources Co.	44,000	7,876,880
Post Holdings, Inc. (a)	11,800	899,514
Prestige Brands Holdings, Inc. (a)	237,900	10,772,112
Range Resources Corp.	241,000	8,143,390
Raytheon Co.	21,000	2,868,810
S&P Global, Inc.	402,949	49,099,336
Salesforce.com, Inc. (a)	34,300	2,577,988
SLM Corp. (a)	425,000	2,996,250
SM Energy Co.	96,066	3,230,700
Spectrum Brands Holdings, Inc.	17,000	2,299,080
SunTrust Banks, Inc.	99,000	4,477,770
SVB Financial Group (a)	19,000	2,323,130
T-Mobile U.S., Inc. (a)	30,000	1,491,900
The NASDAQ OMX Group, Inc.	81,000	5,181,570
Titan International, Inc.	164,900	1,680,331
U.S. Silica Holdings, Inc.	39,000	1,801,410
Union Pacific Corp.	47,000	4,144,460
UnitedHealth Group, Inc.	46,000	6,501,180
Visa, Inc. Class A	289,900	23,919,649
Wells Fargo & Co.	346,000	15,919,460
Wynn Resorts Ltd. (c)	27,000	2,552,850
Xylem, Inc.	207,000	10,004,310
Zimmer Biomet Holdings, Inc.	12,000	1,264,800

TOTAL UNITED STATES OF AMERICA		746,567,048

TOTAL COMMON STOCKS
(Cost $1,238,528,199)		1,444,894,482

Preferred Stocks - 0.5%
Convertible Preferred Stocks - 0.1%
Cayman Islands - 0.1%
China Internet Plus Holdings Ltd. Series A-11 (d)	369,166	1,425,239
Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.4%
Petroleo Brasileiro SA - Petrobras sponsored ADR (a)	523,000	6,103,410
TOTAL PREFERRED STOCKS
(Cost $6,145,443)		7,528,649

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 0.41% (e)	22,025,540	22,032,147
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	15,013,197	15,016,200
TOTAL MONEY MARKET FUNDS
(Cost $37,047,725)		37,048,347
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $1,281,721,367)		1,489,471,478
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(6,546,036)
NET ASSETS - 100%		$1,482,925,442

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,531,771 or 0.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,425,239 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$1,166,878

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$75,549
Fidelity Securities Lending Cash Central Fund	209,358
Total	$284,907

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$190,278,560	$150,995,681	$37,857,640	$1,425,239
Consumer Staples	123,308,996	115,892,457	7,416,539	--
Energy	99,784,401	80,311,644	19,472,757	--
Financials	252,068,647	217,324,846	34,743,801	--
Health Care	120,282,989	108,385,342	11,897,647	--
Industrials	178,079,612	158,888,971	19,190,641	--
Information Technology	374,151,251	361,027,610	13,123,641	--
Materials	45,637,256	30,507,808	15,129,448	--
Real Estate	40,635,848	40,635,848	--	--
Telecommunication Services	21,024,026	9,374,055	11,649,971	--
Utilities	7,171,545	7,171,545	--	--
Money Market Funds	37,048,347	37,048,347	--	--
Total Investments in Securities:	$1,489,471,478	$1,317,564,154	$170,482,085	$1,425,239

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$18,937,894
Level 2 to Level 1	$118,286,375

See accompanying notes which are an integral part of the financial statements.

Fidelity® Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $14,466,418) — See accompanying schedule: Unaffiliated issuers (cost $1,244,673,642)	$1,452,423,131
Fidelity Central Funds (cost $37,047,725)	37,048,347
Total Investments (cost $1,281,721,367)		$1,489,471,478
Receivable for investments sold		15,898,615
Receivable for fund shares sold		418,304
Dividends receivable		2,086,772
Distributions receivable from Fidelity Central Funds		8,956
Prepaid expenses		4,019
Other receivables		21,968
Total assets		1,507,910,112
Liabilities
Payable to custodian bank	$2,937,536
Payable for investments purchased	4,810,911
Payable for fund shares redeemed	1,088,893
Accrued management fee	739,537
Distribution and service plan fees payable	19,215
Other affiliated payables	279,753
Other payables and accrued expenses	92,625
Collateral on securities loaned, at value	15,016,200
Total liabilities		24,984,670
Net Assets		$1,482,925,442
Net Assets consist of:
Paid in capital		$1,304,590,605
Undistributed net investment income		10,754,309
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(40,024,148)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		207,604,676
Net Assets		$1,482,925,442
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($29,052,048 ÷ 1,331,059 shares)		$21.83
Maximum offering price per share (100/94.25 of $21.83)		$23.16
Class T:
Net Asset Value and redemption price per share ($9,269,671 ÷ 427,768 shares)		$21.67
Maximum offering price per share (100/96.50 of $21.67)		$22.46
Class C:
Net Asset Value and offering price per share ($10,315,338 ÷ 483,674 shares)(a)		$21.33
Worldwide:
Net Asset Value, offering price and redemption price per share ($1,421,363,978 ÷ 64,334,653 shares)		$22.09
Class I:
Net Asset Value, offering price and redemption price per share ($12,924,407 ÷ 587,762 shares)		$21.99

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$28,613,473
Interest		2,442
Income from Fidelity Central Funds		284,907
Income before foreign taxes withheld		28,900,822
Less foreign taxes withheld		(1,622,344)
Total income		27,278,478
Expenses
Management fee
Basic fee	$10,387,113
Performance adjustment	(198,402)
Transfer agent fees	2,984,016
Distribution and service plan fees	248,298
Accounting and security lending fees	483,505
Custodian fees and expenses	171,508
Independent trustees' fees and expenses	6,775
Registration fees	97,442
Audit	110,916
Legal	8,422
Interest	122
Miscellaneous	12,998
Total expenses before reductions	14,312,713
Expense reductions	(112,142)	14,200,571
Net investment income (loss)		13,077,907
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,129)	(34,471,197)
Fidelity Central Funds	2,767
Foreign currency transactions	288,567
Total net realized gain (loss)		(34,179,863)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $31,438)	7,405,040
Assets and liabilities in foreign currencies	(220,392)
Total change in net unrealized appreciation (depreciation)		7,184,648
Net gain (loss)		(26,995,215)
Net increase (decrease) in net assets resulting from operations		$(13,917,308)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,077,907	$8,944,137
Net realized gain (loss)	(34,179,863)	60,531,683
Change in net unrealized appreciation (depreciation)	7,184,648	(24,468,691)
Net increase (decrease) in net assets resulting from operations	(13,917,308)	45,007,129
Distributions to shareholders from net investment income	(9,278,911)	(4,942,326)
Distributions to shareholders from net realized gain	(52,672,015)	(154,486,836)
Total distributions	(61,950,926)	(159,429,162)
Share transactions - net increase (decrease)	(65,607,542)	128,269,740
Redemption fees	16,394	21,658
Total increase (decrease) in net assets	(141,459,382)	13,869,365
Net Assets
Beginning of period	1,624,384,824	1,610,515,459
End of period	$1,482,925,442	$1,624,384,824
Other Information
Undistributed net investment income end of period	$10,754,309	$7,891,849

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Worldwide Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.88	$24.64	$25.18	$19.69	$17.89
Income from Investment Operations
Net investment income (loss)A	.12	.06	.02	.02	.10
Net realized and unrealized gain (loss)	(.35)	.58	1.46	5.66	1.72
Total from investment operations	(.23)	.64	1.48	5.68	1.82
Distributions from net investment income	(.07)	–	(.04)	(.11)	(.02)
Distributions from net realized gain	(.75)	(2.40)	(1.98)	(.08)	–
Total distributions	(.82)	(2.40)	(2.02)	(.19)	(.02)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.83	$22.88	$24.64	$25.18	$19.69
Total ReturnC,D	(1.09)%	2.73%	6.29%	29.10%	10.20%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.22%	1.27%	1.31%	1.45%	1.43%
Expenses net of fee waivers, if any	1.22%	1.26%	1.31%	1.45%	1.43%
Expenses net of all reductions	1.22%	1.26%	1.31%	1.42%	1.41%
Net investment income (loss)	.55%	.27%	.10%	.09%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$29,052	$31,043	$33,788	$28,661	$18,723
Portfolio turnover rateG	117%	151%	163%	161%	186%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Worldwide Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.72	$24.49	$25.05	$19.61	$17.83
Income from Investment Operations
Net investment income (loss)A	.05	(.01)	(.04)	(.04)	.05
Net realized and unrealized gain (loss)	(.35)	.57	1.46	5.63	1.73
Total from investment operations	(.30)	.56	1.42	5.59	1.78
Distributions from net investment income	–B	–	–	(.07)	–
Distributions from net realized gain	(.75)	(2.33)	(1.98)	(.08)	–
Total distributions	(.75)	(2.33)	(1.98)	(.15)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.67	$22.72	$24.49	$25.05	$19.61
Total ReturnC,D	(1.38)%	2.36%	6.05%	28.73%	9.98%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.53%	1.57%	1.58%	1.71%	1.68%
Expenses net of fee waivers, if any	1.52%	1.56%	1.58%	1.70%	1.68%
Expenses net of all reductions	1.52%	1.56%	1.58%	1.68%	1.66%
Net investment income (loss)	.25%	(.04)%	(.17)%	(.16)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$9,270	$13,055	$12,160	$9,822	$5,550
Portfolio turnover rateG	117%	151%	163%	161%	186%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Worldwide Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.48	$24.12	$24.78	$19.41	$17.74
Income from Investment Operations
Net investment income (loss)A	(.05)	(.12)	(.15)	(.14)	(.04)
Net realized and unrealized gain (loss)	(.35)	.57	1.44	5.58	1.71
Total from investment operations	(.40)	.45	1.29	5.44	1.67
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.75)	(2.09)	(1.95)	(.07)	–
Total distributions	(.75)	(2.09)	(1.95)	(.07)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.33	$22.48	$24.12	$24.78	$19.41
Total ReturnC,D	(1.88)%	1.90%	5.55%	28.12%	9.41%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.01%	2.07%	2.04%	2.15%	2.18%
Expenses net of fee waivers, if any	2.01%	2.07%	2.04%	2.14%	2.18%
Expenses net of all reductions	2.00%	2.06%	2.03%	2.12%	2.16%
Net investment income (loss)	(.24)%	(.54)%	(.63)%	(.60)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,315	$11,231	$9,229	$10,778	$1,726
Portfolio turnover rateG	117%	151%	163%	161%	186%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Worldwide Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.14	$24.92	$25.41	$19.85	$18.02
Income from Investment Operations
Net investment income (loss)A	.19	.13	.11	.10	.16
Net realized and unrealized gain (loss)	(.35)	.58	1.47	5.70	1.74
Total from investment operations	(.16)	.71	1.58	5.80	1.90
Distributions from net investment income	(.14)	(.08)	(.09)	(.16)	(.07)
Distributions from net realized gain	(.75)	(2.41)	(1.98)	(.08)	–
Total distributions	(.89)	(2.49)	(2.07)	(.24)	(.07)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$22.09	$23.14	$24.92	$25.41	$19.85
Total ReturnC	(.78)%	3.01%	6.64%	29.54%	10.56%
Ratios to Average Net AssetsD,E
Expenses before reductions	.91%	.96%	.98%	1.11%	1.11%
Expenses net of fee waivers, if any	.91%	.96%	.97%	1.11%	1.11%
Expenses net of all reductions	.90%	.95%	.97%	1.08%	1.09%
Net investment income (loss)	.87%	.57%	.44%	.43%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$1,421,364	$1,543,516	$1,535,658	$1,464,415	$1,081,240
Portfolio turnover rateF	117%	151%	163%	161%	186%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Worldwide Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.03	$24.81	$25.31	$19.78	$17.98
Income from Investment Operations
Net investment income (loss)A	.17	.13	.10	.08	.14
Net realized and unrealized gain (loss)	(.35)	.58	1.47	5.68	1.74
Total from investment operations	(.18)	.71	1.57	5.76	1.88
Distributions from net investment income	(.11)	(.07)	(.09)	(.15)	(.08)
Distributions from net realized gain	(.75)	(2.41)	(1.98)	(.08)	–
Total distributions	(.86)	(2.49)B	(2.07)	(.23)	(.08)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$21.99	$23.03	$24.81	$25.31	$19.78
Total ReturnD	(.86)%	3.00%	6.63%	29.44%	10.49%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	.98%	1.01%	1.17%	1.18%
Expenses net of fee waivers, if any	.99%	.98%	1.01%	1.17%	1.18%
Expenses net of all reductions	.98%	.97%	1.00%	1.14%	1.16%
Net investment income (loss)	.78%	.55%	.40%	.37%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$12,924	$25,173	$19,107	$10,639	$4,291
Portfolio turnover rateG	117%	151%	163%	161%	186%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.49 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.413 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign income companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$242,541,861
Gross unrealized depreciation	(43,280,741)
Net unrealized appreciation (depreciation) on securities	$199,261,120
Tax Cost	$1,290,210,358

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,183,180
Capital loss carryforward	$(35,963,442)
Net unrealized appreciation (depreciation) on securities and other investments	$199,115,685

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(35,963,442)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$9,278,911	$ 43,407,278
Long-term Capital Gains	52,672,015	116,021,884
Total	$61,950,926	$ 159,429,162

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November, 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,785,825,860 and $1,903,352,209, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .420% of the Fund's average net assets and an annualized group fee rate that averaged 0.25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$77,160	$1,551
Class T	.25%	.25%	58,334	135
Class B	.75%	.25%	1,873	1,407
Class C	.75%	.25%	110,931	25,462
			$248,298	$28,555

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$13,421
Class T	3,730
Class B(a)	70
Class C(a)	2,304
$19,525

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$79,056.26
Class T	35,930.31
Class B	521.28
Class C	32,719.29
Worldwide	2,779,126.19
Class I	56,664.27
	$2,984,016

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26,007 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,437,000.59%		$122

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,940 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $209,358. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $100,586 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,556.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$95,208	$–
Class T	2,313	–
Worldwide	9,064,407	4,895,242
Class I	116,983	47,084
Total	$9,278,911	$4,942,326
From net realized gain
Class A	$1,050,091	$3,318,115
Class T	433,754	1,143,314
Class B	11,494	47,493
Class C	384,211	790,219
Worldwide	49,987,535	147,652,391
Class I	804,930	1,535,304
Total	$52,672,015	$154,486,836

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	331,876	416,197	$7,164,455	$9,650,572
Reinvestment of distributions	49,536	143,319	1,105,146	3,239,009
Shares redeemed	(407,262)	(573,622)	(8,799,726)	(12,962,950)
Net increase (decrease)	(25,850)	(14,106)	$(530,125)	$(73,369)
Class T
Shares sold	92,065	129,216	$1,986,009	$2,974,281
Reinvestment of distributions	19,370	50,075	430,197	1,126,698
Shares redeemed	(258,217)	(101,388)	(5,563,782)	(2,303,572)
Net increase (decrease)	(146,782)	77,903	$(3,147,576)	$1,797,407
Class B
Shares sold	457	3,860	$8,678	$90,877
Reinvestment of distributions	487	1,857	10,726	41,646
Shares redeemed	(17,206)	(13,140)	(357,745)	(300,445)
Net increase (decrease)	(16,262)	(7,423)	$(338,341)	$(167,922)
Class C
Shares sold	109,109	216,209	$2,300,381	$4,944,508
Reinvestment of distributions	15,568	31,721	341,870	709,279
Shares redeemed	(140,660)	(130,941)	(2,969,570)	(2,958,600)
Net increase (decrease)	(15,983)	116,989	$(327,319)	$2,695,187
Worldwide
Shares sold	8,058,052	10,346,856	$175,292,628	$242,784,559
Reinvestment of distributions	2,542,668	6,500,654	57,260,887	148,214,908
Shares redeemed	(12,958,622)	(11,769,221)	(282,800,632)	(274,209,696)
Net increase (decrease)	(2,357,902)	5,078,289	$(50,247,117)	$116,789,771
Class I
Shares sold	401,119	842,969	$8,728,970	$19,464,651
Reinvestment of distributions	28,687	64,929	643,439	1,473,244
Shares redeemed	(935,107)	(584,975)	(20,389,473)	(13,709,229)
Net increase (decrease)	(505,301)	322,923	$(11,017,064)	$7,228,666

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund (the Funds), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund, as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 16, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Fidelity Diversified International Fund
Diversified International	1.03%
Actual		$1,000.00	$1,001.20	$5.18
Hypothetical-C		$1,000.00	$1,019.96	$5.23
Class K	.90%
Actual		$1,000.00	$1,001.80	$4.53
Hypothetical-C		$1,000.00	$1,020.61	$4.57
Fidelity International Capital Appreciation Fund
International Cap Appreciation	1.14%
Actual		$1,000.00	$1,005.40	$5.75
Hypothetical-C		$1,000.00	$1,019.41	$5.79
Fidelity Overseas Fund
Overseas	1.03%
Actual		$1,000.00	$1,003.40	$5.19
Hypothetical-C		$1,000.00	$1,019.96	$5.23
Class K	.91%
Actual		$1,000.00	$1,003.90	$4.58
Hypothetical-C		$1,000.00	$1,020.56	$4.62
Fidelity Worldwide Fund
Worldwide
Class A	1.18%
Actual		$1,000.00	$1,012.10	$5.97
Hypothetical-C		$1,000.00	$1,019.20	$5.99
Class T	1.47%
Actual		$1,000.00	$1,010.30	$7.43
Hypothetical-C		$1,000.00	$1,017.75	$7.46
Class C	1.96%
Actual		$1,000.00	$1,008.00	$9.89
Hypothetical-C		$1,000.00	$1,015.28	$9.93
Worldwide	.85%
Actual		$1,000.00	$1,013.30	$4.30
Hypothetical-C		$1,000.00	$1,020.86	$4.32
Class I	.89%
Actual		$1,000.00	$1,013.40	$4.50
Hypothetical-C		$1,000.00	$1,020.66	$4.52

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund
Diversified International	12/12/16	12/09/16	$0.383	$0.069
Class K	12/12/16	12/09/16	$0.430	$0.069
Fidelity International Capital Appreciation Fund	12/12/16	12/09/16	$0.108	$0.000
Fidelity Overseas Fund
Overseas	12/19/16	12/16/16	$0.723	$0.052
Class K	12/19/16	12/16/16	$0.771	$0.052
Fidelity Worldwide Fund
Class A	12/12/16	12/09/16	$0.121	$0.070
Class T	12/12/16	12/09/16	$0.031	$0.070
Class C	12/12/16	12/09/16	$0.000	$0.011
Worldwide	12/12/16	12/09/16	$0.196	$0.070
Class I	12/12/16	12/09/16	$0.184	$0.070

A percentage of the dividends distributed in December during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class T	Class C	Retail Class	Class I	Class K
Fidelity Diversified International Fund	–	–	–	8%	–	7%
Fidelity International Capital Appreciation Fund	–	–	–	29%	–	–
Fidelity Overseas Fund	–	–	–	3%	–	2%
Fidelity Worldwide Fund	100%	100%	–	86%	100%	–

A percentage of the dividends distributed during in December during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class T	Class C	Retail Class	Class I	Class K
Fidelity Diversified International Fund	–	–	–	100%	–	100%
Fidelity International Capital Appreciation Fund	–	–	–	100%	–	–
Fidelity Overseas Fund	–	–	–	100%	–	100%
Fidelity Worldwide Fund	100%	100%	–	100%	100%	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund
Diversified International	12/07/15	$0.3820	$0.0360
Class K	12/07/15	$0.4320	$0.0360
Fidelity International Capital Appreciation Fund	12/07/15	$0.0841	$0.0151
Fidelity Overseas Fund
Overseas	12/07/15	$0.4727	$0.0387
Class K	12/07/15	$0.5157	$0.0387

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of each fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund from 0.450% to 0.424%. The Board considered that the chart for each fund reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity International Capital Appreciation Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In its review of the total expense ratio of each class of each of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Fidelity Worldwide Fund), and custodial, legal, and audit fees. The Board noted the impact of each fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Fidelity International Capital Appreciation Fund and each class of each of Fidelity Diversified International Fund and Fidelity Overseas Fund ranked below the competitive median for 2015.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class of Fidelity Worldwide Fund ranked below the competitive median for 2015 and the total expense ratio of each of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes of Fidelity Worldwide Fund were above the median of the universe presented for comparison, the total expense ratio of Fidelity International Capital Appreciation Fund and the total expense ratio of each class of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

IBD-ANN-1216
1.754543.116

Item 2.

Code of Ethics

As of the end of the period, October 31, 2016, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, and Fidelity Worldwide Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$121,000	$-	$7,400	$3,200
Fidelity International Capital Appreciation Fund	$54,000	$-	$7,200	$1,500
Fidelity Worldwide Fund	$52,000	$-	$6,400	$1,400

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$128,000	$-	$7,200	$6,000
Fidelity International Capital Appreciation Fund	$53,000	$-	$7,400	$900
Fidelity Worldwide Fund	$51,000	$-	$6,500	$1,000

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Overseas Fund (the “Fund”):

Services Billed by PwC

October 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Overseas Fund	$71,000	$-	$10,700	$3,200

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Overseas Fund	$69,000	$-	$17,300	$3,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2016A	October 31, 2015A
Audit-Related Fees	$40,000	$-
Tax Fees	$-	$10,000
All Other Fees	$-	$60,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2016A	October 31, 2015A
Audit-Related Fees	$5,775,000	$3,465,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2016 A	October 31, 2015 A
PwC	$6,570,000	$4,785,000
Deloitte Entities	$95,000	$200,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 28, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 28, 2016